                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required In Proxy Statement

                            SCHEDULE 14A INFORMATION
         Consent Solicitation Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. 3)
Filed by the Registrant : [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
 [ ]   Preliminary Proxy Statement  [X] Confidential, for use of Commission only
 [ ]   Definitive Proxy Statement          (as permitted by Rule 14a-6(e)(2))
 [ ]   Definitive Additional Materials
 [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

     Rancon Realty Fund IV, a California Limited Partnership
-------------------------------------------------------------
      (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]   No Fee Required.
[X]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)  Title of each class of securities to which transaction applies:

           -------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:

           -------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
           (set forth the amount on which the filing fee is calculated and how it was determined):

           -------------------------------------------------------------------

      (4)  Proposed maximum aggregate value of transaction:

           -------------------------------------------------------------------

      (5)  Total Fee Paid:
                          ----------------------------------------------------

[X]  Fee paid previously with preliminary materials:

     The filing fee of $9,470 was paid in connection with the initial filing of the Schedule 14A (Preliminary Proxy Statement).

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

(1)       Amount Previously Paid:
          -------------------------------
(2)       Form, Schedule or Registration Statement no.:
          -------------------------------
(3)       Filing Party:
          -------------------------------
(4)       Date Filed:
          -------------------------------

RANCON REALTY FUND IV,
a California Limited Partnership
c/o Preferred Partnership Services, Inc.
39560 Stevenson Place, #112
Fremont, California 94539-3074




July 6, 1999


Dear Unitholder:

     We are writing to request your consent to sell Rancon Realty Fund IV's ("Fund IV") interests in its remaining properties (the "Properties"), which consists of ten rental properties and approximately 23 acres of unimproved land it owns in the Tri-City Corporate Centre in San Bernardino, California (the "Tri-City Properties") and an aggregate of approximately 27 acres of unimproved land in Lake Elsinore and Temecula, California (the "Remaining Properties").

     Fund IV has not, as of the date hereof, entered into any agreement for the sale of the Tri-City Properties. If the proposal is approved, the general partners of Fund IV, Daniel L. Stephenson and Rancon Financial Corporation (collectively, the "General Partner"), currently intend to offer the Tri-City Properties for sale by soliciting bids from various potential purchasers. To maximize the proceeds from the sales, the offering of the Tri-City Properties will include parcels in the Tri-City Corporate Centre which are owned by Rancon Realty Fund V ("Fund V"), a partnership also sponsored by the General Partner of Fund IV. The Remaining Properties will not be sold with the Tri-City Properties, but will be sold separately, in one or more individual or group sales. The Properties will not be sold to any affiliates of the Partnership or of the General Partner. Pursuant to an agreement entered into with Fund IV in 1997, Glenborough Realty Trust Incorporated, a publicly traded real estate investment trust, has the right to match any offer for the Properties that the Partnership otherwise intends to accept.

     The net proceeds of the sales of Fund IV's Properties (after deducting the expenses of the sale, repaying related property loans, and payment of certain fees) will be distributed to the partners in Fund IV. In accordance with the limited partnership agreement governing Fund IV, ninety days following the sale of all of Fund IV's Properties and the receipt in cash of the proceeds thereof, Fund IV will be terminated and dissolved. A consent in favor of the sale of Fund IV's Properties will also be a consent in favor of the dissolution of Fund IV ninety days following the sale of all of Fund IV's Properties and the receipt in cash of the proceeds thereof, as all these transactions are being presented as a single proposal. A majority of Fund IV's outstanding units must consent to the proposal in order for the transaction to proceed.

     The Properties will be sold as soon as practicable, consistent with obtaining fair value for the Properties. The General Partner's current goal is to complete the sale of the Properties within approximately six months after consent to this Asset Sale and Dissolution Proposal has been obtained. The Partnership expects that some Properties will be sold on the installment basis, under which a portion of the sales price will be received in the year of sale with subsequent payments paid in subsequent periods (presently anticipated to be in 2000 or 2001). The Partnership will not be dissolved until all such subsequent payments are made by the buyers of such Properties, or the related promissory notes evidencing the obligation to make such payments to the Partnership are sold, refinanced or otherwise paid by the buyers of the Properties. Prior to completion of the sale of all of the Properties and the receipt in cash of the proceeds thereof, the General Partner currently intends (but is not obligated) to make interim distributions, from time to time, of all or a portion of the net proceeds from sales of the Properties.

     The enclosed materials discuss the proposal in detail, but we would like to summarize our reasons for recommending that you consent to the proposal.

     IF THE  PROPERTIES  ARE SOLD FOR THEIR  APPRAISED  VALUES (AS OF JANUARY 1,
     1999), THE GENERAL PARTNER CURRENTLY ESTIMATES (SUBJECT TO THE ASSUMPTIONS AND QUALIFICATIONS SET FORTH IN THE ATTACHED CONSENT SOLICITATION STATEMENT) THAT,AS A RESULT OF THE SALE OF THE PROPERTIES AND DISSOLUTION

     OF THE PARTNERSHIP,UNITHOLDERS WILL RECEIVE AN AGGREGATE OF APPROXIMATELY $428 PER UNIT OF LIMITED PARTNERSHIP INTEREST. The foregoing is an estimate only, and the actual distributions to be received by Unitholders from the sale of the Properties and dissolution of the Partnership could vary materially from the above estimate and may be substantially less. In certain circumstances, such as if the Properties are sold for prices in excess of their appraised values, or if the costs and expenses of the Asset Sale and Dissolution are less than currently estimated by the General Partner, the actual distributions to be received by Unitholders from the sale of the Properties and dissolution of the Partnership could exceed the above estimate.


     A CONDITION TO SALES OF THE PROPERTIES WILL BE THAT THE PRICE AT WHICH SALES OF THE PROPERTIES ARE MADE SHALL AT LEAST EQUAL THE APPRAISED VALUES OF SUCH PROPERTIES (AS OF JANUARY 1, 1999) AS REFLECTED IN INDEPENDENT APPRAISALS. The General Partner has obtained appraisals prepared by an independent appraiser, CB Richard Ellis, Inc., to establish the fair market value as of January 1, 1999 of the Properties, as well as the properties owned by Fund V to be offered for sale with the Properties. The aggregate appraised value of the Partnership's Properties (as of January 1, 1999) as reflected in such appraisals is $44,395,000. A condition to sales of the Remaining Properties (which may take longer to sell than the Tri-City Properties) will be that the price at which sales of the Remaining Proper-ties are made shall at least equal the appraised values of such Remaining Properties reflected in such January 1999 appraisals of CB Richard Ellis, Inc., or in any later independent appraisal obtained by the Partnership. The aggregrate aappraised value of the Remaining Properties as reflected in the January 1999 appraisals of CB Richard Ellis, Inc. is $2,955,000. Bid-ders for any package of properties containing Tri-City Properties and Fund V properties will be required to specify how their overall bid is allocated among the individual properties in the package, and proceeds from the sales of any such package (as well as general expenses related to the sales) will be apportioned between the two partnerships based upon such allocation.

     FUND IV EXPECTS TO BENEFIT SUBSTANTIALLY BY SELLING THE PROPERTIES IN PACKAGES OF PROPERTIES INSTEAD OF INDIVIDUALLY. The General Partner believes that there is significant demand for packages of properties (such as separate packages of retail properties, office properties and unimproved land) in attractive areas such as the Tri-City Corporate Centre by real estate investment trusts and other real estate investors seeking to expand their portfolio of properties. Benefits of packaged sales also include lower apportioned sale costs and faster liquidation of Fund IV.

     THE GENERAL PARTNER BELIEVES CURRENT MARKET CONDITIONS ARE FAVORABLE FOR A SALE OF THE PROPERTIES.

     The market for properties in the Tri-City Corporate Centre area and real estate markets in general have significantly improved from the most recent recession in real estate.

     The real estate capital markets are active; the General Partner believes that there is a significant number of potential buyers of the Properties which should help maximize the net proceeds from the sales of such properties.

     Although the General Partner believes that 1999 represents an advantageous time for sellers of commercial properties, the General Partner believes that conditions beyond this year are less predictable and that the possibility of continued improvements in economic and market conditions does not justify postponing the sale of the Properties.

     The operations of the improved properties are relatively stable.

     To the extent Fund IV's Properties are not sold they will continue to subject Fund IV to the risks inherent in the ownership of property.

     The development of the majority of Fund IV's unimproved properties cannot be done on an economical basis for several years.

         In considering whether to submit this proposed sale of Fund IV's Properties and dissolution of Fund IV to the partners in Fund IV, we also considered the disadvantages of this course of action. The primary disadvantages of disposing of Fund IV's Properties and dissolving Fund IV pursuant to this proposal are:

     UNITHOLDERS WHO PURCHASED THEIR UNITS DURING THE INITIAL PUBLIC OFFERING OF THE UNITS MAY NOT RECEIVE AGGREGATE DISTRIBUTIONS, INCLUDING DISTRIBUTIONS FROM THE SALE OF THE PROPERTIES PURSUANT TO THIS PROPOSAL, EQUAL TO THE MONEY THAT THEY ORIGINALLY INVESTED IN FUND V.

     THERE CAN BE NO ASSURANCE THAT THIS PROPOSAL WILL RESULT IN GREATER RETURNS TO THE PARTNERS IN FUND IV THAN A CONTINUATION F FUND IV. Fund IV will not benefit from possible improvements in economic and market conditions after the Properties are sold which could produce increased cash flow and enhance the sales prices of the Properties.

         Additional factors that you should consider in determining whether to consent to the proposal are set forth in the attached Consent Statement, including under the section entitled "Risk Factors Relating to the Asset Sale and Dissolution".

         After carefully weighing the facts and circumstances associated with the proposed sale as well as alternative courses of action, we concluded that the proposed sale of Fund IV's Properties, and the distribution of the net proceeds to the partners of Fund IV and the dissolution of Fund IV is an outstanding opportunity to maximize value for investors.

         Therefore, we recommend that you approve the proposed transaction by signing and returning the Consent Form in the postage-paid envelope. Your participation is extremely important and your early response could save Fund IV the substantial costs associated with a follow-up mailing. If you have any questions, please feel free to call the Partnership's soliciting agent, Preferred Partnership Services, Inc., toll free at 1-888-909-7774.

                      Sincerely,


                      /S/ DANIEL L STEPHENSON
                      ---------------------------------------------------
                      Daniel L. Stephenson
                      General Partner, and Chief Executive Officer of Rancon Financial Corporation, General Partner





                     Questions about the enclosed material?
 Please call Preferred Partnership Services, Inc., toll free at 1-888-909-7774.

                             Rancon Realty Fund IV,
                        a California Limited Partnership
                    c/o Preferred Partnership Services, Inc.
                           39560 Stevenson Place, #112
                         Fremont, California 94539-3074

                         NOTICE OF CONSENT SOLICITATION

To the Unitholders of Rancon Realty Fund IV, a California Limited Partnership

         NOTICE IS HEREBY GIVEN to limited partners ("Unitholders") holding units of limited partnership interest ("Units") in Rancon Realty Fund IV, a California Limited Partnership (the "Partnership") that Daniel L. Stephenson and Rancon Financial Corporation (collectively, the "General Partner") are soliciting written consents to approve a single proposal (the "Asset Sale and Dissolution Proposal") consisting of (i) the sale of all or substantially all of the properties (the "Properties") of the Partnership, consisting of the Partnership's properties in the Tri-City Corporate Centre in San Bernardino, California (the "Tri-City Properties") as well as its other properties (the "Remaining Properties") in Lake Elsinore and Temecula, California (the "Asset Sale"), and (ii) the termination and dissolution of the Partnership in accordance with the limited partnership agreement governing the Partnership, ninety days after the sale of all of the Partnership's Properties and the receipt in cash of the proceeds thereof (the "Dissolution"), in the manner described in the accompanying Consent Solicitation Statement. The Asset Sale and Dissolution will result in the distribution to the Unitholders of all net cash proceeds of the sale of the Properties and all net cash proceeds, if any, from the sale of any remaining Partnership assets after payment of and provision for all Partnership liabilities, all as more fully described in the accompanying Consent Solicitation Statement.

         The Asset Sale and Dissolution Proposal must be approved by Unitholders holding a majority of the outstanding Units. Only Unitholders of record at the close of business on June 28, 1999 are entitled to notice of the solicitation of consents and to give their consent to the Asset Sale and Dissolution Proposal. In order to be valid, all consents must be received before 5:00 P.M., Pacific time, on August 25, 1999 (unless such date or time is extended). The vote will be obtained through the solicitation of written consents and no meeting of Unitholders will be held. A consent may be revoked by written notice of revocation or by a later dated consent containing different instructions at any time on or before the expiration of the time by which the Consent Form must be received.

         Your Approval is Important. Please read the Consent Solicitation Statement carefully and then complete, sign and date the enclosed Consent Form and return it in the self-addressed postage-paid envelope. Any Consent Form which is signed and does not specifically disapprove the Asset Sale and Dissolution Proposal will be treated as approving the Asset Sale and Dissolution Proposal. Your prompt response will be appreciated.

Dated July 6, 1999          RANCON REALTY FUND IV,
                            a California Limited Partnership



                            By:      /S/ DANIEL L STEPHENSON
                               ----------------------------------------
                               Daniel L. Stephenson, General Partner,
                               and Chief Executive Officer of
                               Rancon Financial Corporation, General Partner

                         CONSENT SOLICITATION STATEMENT
                            FOR RANCON REALTY FUND IV

         This Consent Solicitation Statement (this "Statement") is being furnished to holders of record ("Unitholders") of units of limited partnership interests ("Units") in Rancon Realty Fund IV, a California limited partnership (the "Partnership"), as of the close of business on June 28, 1999 (the "Record Date"), in connection with the solicitation (this "Solicitation") of consents, upon the terms and subject to the conditions of this Statement and the accompanying form of consent (the "Consent Form"), by Daniel L. Stephenson, an individual, and Rancon Financial Corporation, a California corporation, the general partners of the Partnership (collectively hereinafter sometimes referred to as the "General Partner"), on behalf of the Partnership, to approve (i) the proposed sale of all or substantially all of the real estate assets of the Partnership, including the Partnership's properties in the Tri-City Corporate Centre in San Bernardino, California (the "Tri-City Properties") as well as its other properties (the "Remaining Properties") in Lake Elsinore and Temecula, California (the "Asset Sale"), and (ii) the termination and dissolution of the Partnership in accordance with the limited partnership agreement governing the Partnership, ninety days after the sale of all of the Partnership's Properties and the receipt in cash of the proceeds thereof (the "Dissolution").

         As of the date hereof, the Partnership has not entered into any agreement for the sale of any of the Properties. If this proposal (the "Asset Sale and Dissolution Proposal") is approved, the General Partner will be authorized to sell the Partnership's Properties, in one or a series of (related or unrelated) transactions, on such terms as are negotiated by the General Partner. If the Asset Sale and Dissolution Proposal is approved, the General Partner currently intends to group the Tri-City Properties into two or more packages of properties (such as separate packages of retail properties, office properties and unimproved land) and then solicit separate bids from potential purchasers for each package. To enhance the value of the packages and maximize the proceeds from the sales, the packages will include parcels in the Tri-City Corporate Centre which are owned by Rancon Realty Fund V ("Fund V"), a partnership also sponsored by the General Partner of Fund IV. The Remaining Properties will not be sold with the Tri-City Properties, but will be sold separately in one or more individual or group sales. The Properties will not be sold to any affiliates of the Partnership or of the General Partner. The Properties will be sold as soon as practicable (consistent with obtaining reasonable value for the Properties). A condition to sales of the Tri-City Properties will be that the price at which the sale of such Properties is made shall at least equal the appraised value (as of January 1, 1999) of the Properties being sold as reflected in appraisals performed by CB Richard Ellis, Inc. (the "Appraisals of Properties"). See "FAIRNESS OF THE ASSET SALE AND
DISSOLUTION Appraisals of Properties." A condition to sales of the Remaining Properties (which may take longer to sell than the Tri-City Properties) will be that the price at which the sale of such Properties is made shall at least equal the appraised value of the Properties being sold as reflected in the Appraisals or in any later appraisal obtained by the Partnership from CB Richard Ellis, Inc. ("CBRE") or another independent appraiser. The Appraisals performed by CBRE with respect to the two Remaining Properties reflect their appraised value as of January 22, 1999 and January 27, 1999, respectively. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - Terms of the Asset Sale" and "FAIRNESS OF THE ASSET SALE AND DISSOLUTION - Appraisals." Bidders for any package of properties containing Tri-City Properties and Fund V properties will be required to specify how their overall bid is allocated among the individual properties in the package, and proceeds from the sales of any such package (as well as general expenses related to the sale) will be apportioned between the two partnerships based upon such allocation. Pursuant to an existing agreement, Glenborough Realty Trust
Incorporated, a publicly traded real estate investment trust which is the Partnership's asset and property manager, has a right to match any offers for the Properties that the Partnership otherwise intends to accept. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - GLB Matching Right."

         Ninety  days  following   consummation  of  the  sale  of  all  of  the
Partnership's  Properties and the receipt in cash of the proceeds  thereof,  the

                          ---------------------------

           This Consent Solicitation Statement is dated July 6, 1999, and is first being distributed to Unitholders of the Partnership along with the enclosed Consent Form on or about July 6, 1999

Partnership will be terminated and dissolved. In connection with the sale of the Partnership's Properties and the termination, dissolution and winding up of its affairs, the Partnership intends to distribute to Unitholders (A) the net proceeds of the sale of the Properties after deducting the expenses of the sale, repaying any mortgages which are secured by the Properties (the "Property Loans"), and payment of certain fees (including certain sales fees and brokerage fees), and (B) the net proceeds, if any, from the disposition (or realization) of any remaining Partnership assets (such as accounts receivable) after payment of and provision for all Partnership liabilities.

     - Assuming, for purposes of illustration, that all the Partnership's Properties are sold for an aggregate sales price for the Properties equal to their appraised market values as of January 1999 reflected in the Appraisals, the Partnership will receive approximately $47,350,000 in consideration.

     - The consideration to be received by the Partnership from the sale of the Properties will be reduced by the amount required to repay the Property Loans.

     - As of March 31, 1999, the aggregate outstanding balance of the Property Loans (principal and accrued interest) was approximately $15,965,000. As a result, assuming the Properties are sold for their appraised values as of January 1999, the Partnership will receive approximately $31,385,000 in consideration after repayment of the Property Loans.

     - Assuming the foregoing aggregate proceeds of $31,385,000 from the sale of the Properties after deducting the repayment of any Property Loans, and assuming $5,324,000 in aggregate proceeds from the disposition (or realization) of any remaining Partnership assets after payment of and provision for all Partnership liabilities (based on the net assets of the Partnership (other than investments in real estate) as of March 31,
         1999), the General Partner believes that an aggregate of approximately $36,709,000 (the "Estimated Net Proceeds") of the foregoing amounts would be available for distribution, prior to the costs and expenses of the Asset Sale and Dissolution.

     - Assuming that the costs and expenses of the Asset Sale and Dissolution (including, for example, sales fees, asset administration fees and management fees to be paid to the Partnership's asset and property manager, Glenborough Realty Trust Incorporated, and accounting fees) equal 8% of the aggregate sales price of the Properties, the General Partner believes that an aggregate of approximately $32,921,000 (the "Estimated Net Distributable Cash") of the Estimated Net Proceeds would be available for distribution to the Unitholders as a result of the Asset Sale and Dissolution.

     - Assuming Estimated Net Distributable Cash of $32,921,000, and by dividing this amount by the number of Units issued and outstanding as of the record date, the General Partner currently estimates that the Unitholders would receive out of the Estimated Net Distributable Cash approximately $428 per Unit.

Although the Estimated Net Distributable Cash takes into account an estimate of the sales and dissolution costs to the Partnership, the Estimated Net Distributable Cash does not otherwise take into account any operating income (such as rental income) or certain operating expenses of the Partnership for any period after March 31, 1999 and prior to the time the Properties are sold and the Partnership dissolved, which is likely to affect the amount of Net
Distributable Cash actually available for distribution to the Unitholders. Assuming consummation of the Asset Sale and Dissolution, the General Partner will not receive any of the net proceeds from sales of the Properties or upon dissolution with respect to its general partnership interests.

         Given the time needed to solicit consents to the Asset Sale and Dissolution Proposal, market the Properties, and close the sale of the Properties, and given that the Partnership anticipates that a portion of the purchase price for some Properties will be paid with promissory notes of the buyers in favor of the Partnership with terms currently anticipated to range from approximately six to eighteen months, the Partnership does not presently anticipate that the sale of all of the Partnership's Properties will be consummated and all of the cash proceeds thereof received by the Partnership prior to at least early 2000, and potentially not until 2001. Prior to the completion of the sale of all of the Properties and the receipt in cash of the proceeds thereof, the General Partner currently intends, but is not obligated, to make interim distributions, from time to time, of all or a portion of the net

                                      (ii)
proceeds from sales of the Properties. The General Partner also intends to distribute in 1999 the net proceeds of the sale of a Partnership property which occurred in January 1999.

         The discussion above contains forward-looking statements. There can be no assurance that any sale or sales of the Properties will be consummated or that any of the foregoing estimates will be realized, including that $428 per Unit will be the actual aggregate amount distributed to Unitholders as a result of the Asset Sale and Dissolution. Unitholders, in determining whether to consent to the Asset Sale and Dissolution Proposal, are cautioned not to attribute undue certainty to the foregoing estimates, which are based on a variety of assumptions relating to the Properties, general business and economic conditions and other matters. The amount of the proceeds from the sale of the Properties, the estimated amount to be distributed to Unitholders, and the date prior to which consummation of the sale of the Properties and receipt in cash of the proceeds thereof is not anticipated to occur are based on the Partnership's current estimates and are subject to various and significant uncertainties, many of which are beyond the Partnership's control, that could cause the actual results to differ materially from the Partnership's expectations. A number of such uncertainties are described under "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION -- Estimates, Including Estimate of the Aggregate Distributions to be Received by Unitholders as a Result of the Asset Sale and Dissolution, May Not be Realized." THE ACTUAL DISTRIBUTIONS TO BE RECEIVED BY UNITHOLDERS FROM THE ASSET SALE AND DISSOLUTION OF THE PARTNERSHIP COULD, FOR THE FOREGOING REASONS, VARY MATERIALLY, FROM THE ABOVE ESTIMATE PER UNIT, AND MAY BE SUBSTANTIALLY LESS. In certain circumstances, such as if the Properties are sold for prices in excess of their appraised values, or if the costs and expenses of the Asset Sale and Dissolution are less than currently estimated by the General Partner, the actual distributions to be received by Unitholders from the sale of the Properties and dissolution of the Partnership could exceed the above estimate. See "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION" and "SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS, INCLUDING ESTIMATES." If the Partnership determines at any time prior to Dissolution that the amount of distributions resulting from the Asset Sale and Dissolution will be more than ten percent less than the estimate set forth in this Statement, the Partnership will provide to Unitholders an informational supplement to this Statement. If the Partnership makes such determination during this Solicitation of consents from Unitholders to the Asset Sale and Dissolution Proposal or after consent to this proposal has been obtained but prior to the Partnership having obligated itself to sell any of the Properties (e.g., through acceptance of bids, entering into sales agreements or otherwise), the Partnership will also resolicit consents to the Asset Sale and Dissolution Proposal.

         The Appraisals reflect CB Richard Ellis, Inc.'s valuation of the real estate portfolios of the Partnership as of January 1999 (as of January 1, 1999 with respect to the Tri-City Properties and as of January 22 and January 27, 1999, respectively, with respect to the two Remaining Properties) in the context of the market conditions existing as of such date and the information available on such date. The Partnership does not intend to obtain any updated appraisals at the time of any actual sale of the Properties (although the Partnership may, but is not obligated to, obtain new or updated appraisals of the Remaining Properties from CBRE or another independent appraiser in connection with the sale of the Remaining Properties). See "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION -- No Obligation to Update January 1999 Appraisals."

         From inception of the Partnership in 1984 through May 31, 1999, the Partnership has made aggregate distributions to the Unitholders of approximately $24,001,383 and $1,401,773 to the General Partner. See "THE ASSET SALE AND DISSOLUTION PROPOSAL Distribution of Net Proceeds."




THIS  CONSENT  SOLICITATION  STATEMENT,  INCLUDING  THE  SUMMARY OF  APPRAISALS,
ATTACHED HERETO AS APPENDIX A, CONTAINS IMPORTANT INFORMATION WHICH SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO THE SOLICITATION. ALL STATEMENTS IN THIS CONSENT SOLICITATION STATEMENT ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE SUMMARY OF APPRAISALS. UNITHOLDERS ARE URGED TO READ THE SUMMARY OF APPRAISALS.

                                     (iii)

                           --------------------------

         THE GENERAL PARTNER OF THE PARTNERSHIP RECOMMENDS THAT UNITHOLDERS CONSENT TO THE ASSET SALE AND DISSOLUTION PROPOSAL.
                           --------------------------

     THIS SOLICITATION FOR CONSENT FORMS WILL EXPIRE AT 5:00 P.M. PACIFIC TIME, ON AUGUST 25, 1999 (THE "EXPIRATION DATE"), UNLESS EXTENDED BY THE GENERAL PARTNER IN ITS SOLE DISCRETION. CONSENT FORMS MAY BE REVOKED AT ANY TIME UNTIL THE EXPIRATION DATE, BUT MAY NOT BE REVOKED THEREAFTER.
                           --------------------------
     THE TRANSACTIONS DESCRIBED HEREIN HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR THE MERITS OF SUCH TRANSACTIONS NOR UPON THE
ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
                           --------------------------

         Questions and requests for assistance or additional copies of the Solicitation documents may be directed to the Partnership's soliciting agent, Preferred Partnership Services, Inc., 39560 Stevenson Place, #112, Fremont, California, 94539-3074; telephone no.: 1-888-909-7774 or 510-713-0241; facsimile
no.: 510-713-0366.


                                      (iv)

                              Rancon Realty Fund IV
                        a California Limited Partnership

                                TABLE OF CONTENTS



RISK FACTORS RELATED TO THE ASSET SALE AND DISSOLUTION                 1

DESCRIPTION OF THE TERMS OF THE SOLICITATION                           7
         Purpose of Solicitation                                       7
         Expiration Date; Extension; Amendment                         7
         Record Date; Requisite Consents                               7
         Consent Procedures                                            8
         Revocation of Instructions                                    9
         No Dissenting Unitholders'Rights                              9

THE ASSET SALE AND DISSOLUTION  PROPOSAL                               9
 The Partnership 9 Background and
         Reasons for the Asset Sale                                   10
                  General                                             10
                  Establishment of Certain Management Arrangements    10
                  Rescinded 1997 Agreement to Sell All the Properties 11
                  Other Offers; Recent Sales of Properties            12
                  Reasons for the Asset Sale                          12
         The Partnership's Properties                                 13
         Terms of the Asset Sale                                      14
         Abandonment; Certain Events Requiring Resolicitation
          or Subsequent Approval                                      16
         GLB Matching Right                                           17
         Certain Information Regarding GLB                            18
         Effect of the Asset Sale; Dissolution                        18
         Distribution of Net Proceeds                                 19
         Operation of the Properties Prior to the Asset Sale          21
         Regulatory Requirements                                      21
         Accounting Treatment                                         22
         Failure to Approve the Asset Sale and Dissolution Proposal   22

FAIRNESS OF THE ASSET SALE AND DISSOLUTION                            22
        General Partner  Recommendation                               22
         Appraisals of Properties                                     24
                  Selection and Qualifications of Appraiser           24
                  Summary of Methodology                              24
                  Valuation Methodology -
                   Improved Properties Income Approach                25
                  Valuation Methodology -
                   Improved Properties -Sales Comparison Approach     25
                  Valuation Methodology -Unimproved Land              26
                  Conclusions as to Value                             27
                  Assumptions, Limitations and Qualifications
                   of Appraisals                                      28
                  Compensation and Material Relationships             29

                                      (v)

BENEFITS OF THE ASSET SALE AND DISSOLUTION AND POSSIBLE CONFLICTS
         OF THE GENERAL PARTNER AND ITS AFFILIATES                    30

CERTAIN FEDERAL AND STATE INCOME TAX
         CONSEQUENCES OF THE ASSET SALE AND DISSOLUTION               31
         General                                                      31
         Allocation of Income and Loss  Generally                     31
         Capital Gains                                                32
         Allocation of Gain and Loss from Sale of Properties          32
         Distribution of Net Proceeds                                 33
         Passive Loss Limitations                                     34
         Certain State Income Tax Considerations                      34

SELECTED FINANCIAL DATA                                               34

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF                       35
         Outstanding Voting Securities; Record Date                   35
         Security Ownership of Certain Beneficial Owners
          and Management                                              35

MARKET FOR UNITS; DISTRIBUTIONS                                       36

OTHER MATTERS                                                         36

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS,
  INCLUDING ESTIMATES                                                 36

INCORPORATION BY REFERENCE                                            37

ADDITIONAL INFORMATION                                                38


Appendix A:  CB Richard Ellis, Inc. Summary of Appraisals             A-1

Appendix B:  Annual Report on Form 10-K for year ended
             December 31, 1998                                        B-1

Appendix C:  Quarterly Report on Form 10-Q for quarter
             ended March 31, 1999, as amended                         C-1





                                      (vi)

             RISK FACTORS RELATED TO THE ASSET SALE AND DISSOLUTION

         In addition to the other information included elsewhere in this Statement, the following factors should be considered carefully in determining whether to consent to the Asset Sale and Dissolution Proposal.

Estimates, Including Estimate of the Aggregate Distributions to be Received by
  Unitholders as a Result of the Asset Sale and Dissolution, May Not be Realized

         There can be no assurance that any sale or sales of the Properties will be consummated or that any of the estimates set forth in this Statement will be realized, including that $428 per Unit will be the actual aggregate amount distributed to Unitholders. Unitholders, in determining whether to consent to the Asset Sale and Dissolution Proposal, are cautioned not to attribute undue certainty to any estimates, which are based on a variety of assumptions relating to the Properties, general business and economic conditions and other matters. The amount of the proceeds from the sale of the Properties, the estimated amount to be distributed to Unitholders, and the date prior to which consummation of the sale of the Properties and receipt in cash of the proceeds thereof is not anticipated to occur are based on the Partnership's current estimates and are subject to various and significant uncertainties, many of which are beyond the Partnership's control, that could cause the actual results to differ materially from the Partnership's expectations. Such uncertainties include, among other things, the amount of demand for the Properties, the ability of the Partnership to sell all of the Properties for their appraised values as reflected in the Appraisals, the duration of the marketing period for the Properties and any diligence period for prospective buyers, the actual dates when Properties are sold and the amount of any related Property Loans at such time, the duration of any installment sale of any of the Properties, the actual fees and expenses of any sales of Properties and Partnership assets, the actual costs of dissolving the Partnership, the condition of the real estate market, in general, as well as in the Tri-City, Lake Elsinore and Temecula areas, and the availability of capital for potential purchasers. Examples of uncertainties that could cause the aggregate amount of distributions to Unitholders as a result of the Asset Sale and Dissolution to be less than the Partnership's estimate of $428 per Unit include the following:

                - Although  the  Estimated  Net  Distributable  Cash  takes into account an estimate of the sales and dissolution costs to the Partnership, the Estimated Net Distributable Cash does not otherwise take into account any operating income (such as rental income) or certain operating expenses of the Partnership for any period after March 31, 1999 and prior to the time the Properties are sold and the Partnership dissolved, which is likely to affect the amount of Net Distributable Cash actually available for distribution to the Unitholders. If operating losses are incurred in such period, actual aggregate distributions to Unitholders as a result of the Asset Sale and Dissolution could be less than estimated. If operating income (other than that generated from sales of the Properties) is generated during such period, actual aggregate distributions to Unitholders as a result of the Asset Sale and Dissolution could exceed the Partnership's estimate.

                - The  Partnership's   estimate   of  Net   Distributable   Cash
                  resulting from the Asset Sale and Dissolution is based on the assumption that the costs and expenses of the Asset Sale and Dissolution (including, for example, sales fees, asset administration fees and management fees to be paid to the Partnership's asset and property manager, Glenborough Realty Trust Incorporated, and accounting fees) will equal 8% of the aggregate sales price of the Properties (see "THE ASSET SALE AND DISSOLUTION PROPOSAL -- Distribution of Net Proceeds"). If actual costs and expenses exceed such estimated amount, actual aggregate distributions to Unitholders as a result of the Asset Sale and Dissolution could be less than estimated. Conversely, if actual costs and expenses are less than such estimated amount, actual aggregate distributions to Unitholders as a result of the Asset Sale and Dissolution could exceed the Partnership's estimate.

                - If a Property is sold on the installment basis, and afterwards there is a default in payment on the related promissory note, the exercise by the Partnership of its remedies (which may include foreclosure on any property securing the promissory note) could delay dissolution of the Partnership, will likely involve additional costs and expenses to the Partnership, and could result in the Partnership not achieving its estimate of aggregate distributions to be received by Unitholders as a result of the Asset Sale and Dissolution. See "Risks Associated with Installment Sales of Properties" below and "THE ASSET SALE AND DISSOLUTION PROPOSAL -- Terms of the Asset Sale."

               - If Partnership liabilities, unknown at the time of the mailing of this Statement, later arise which must be satisfied or reserved for as part of the Asset Sale and Dissolution, the aggregate amount of distributions to Unitholders as a result of the Asset Sale and Dissolution could be less than estimated.

               - Delays in the sale of the Properties and dissolution of the Partnership, such as delays involving the marketing of the Properties or closing of sales of the Properties or delays occasioned by any difficulties in disposing of the Partnership's North River Tower parcel of land, could result in additional expenses (and possibly operating losses) and result in actual aggregate distributions to Unitholders as a result of the Asset Sale and Dissolution less than the amount estimated by the Partnership. See "Anticipated Timing of Asset Sale and Dissolution May Not be Achieved" and "Potential Difficulty in Disposing of North River Tower Land Parcel" below.

                - In the  event  that the  Partnership  obtains  new or  updated appraisals of the Remaining Properties in connection with the sale of the Remaining Properties (which it might do, for instance, if it has marketed such Properties for an extended period of time and has been unable to attract a buyer for such Properties at the values reflected in the Appraisals), such new or updated appraisals might reflect lower values for the Remaining Properties than the Appraisals. If the Remaining Properties are sold for such lower values, the aggregate amount of distributions to Unitholders as a result of the Asset Sale and Dissolution is likely to be less than estimated.

                - In certain circumstances, the Partnership may  resolicit  con-
                  sents from Unitholders or submit certain sales of Properties to the Unitholders for their approval (including if the Partnership is unable to sell a Property for a purchase price at least equal to the appraised value of such Property). As indicated under "THE ASSET SALE AND DISSOLUTION PROPOSAL -- Abandonment; Certain Events Requiring Resolicitation or Subsequent Approval," any such submission to Unitholders (even if the matter being submitted is approved) will likely result in the distribution to Unitholders of aggregate distributions from the Asset Sale and Dissolution of less than the Partnership's estimate, as a result of, among other things, the proposed sale for which approval is sought being for less than the appraised value of the Property proposed to be sold as reflected in the Appraisals, the costs and expenses of such submission, and any operating loss of the Partnership during any delay occasioned by such submission to the Unitholders.

There can be no assurance that the estimates set forth in this Statement will be realized. The actual aggregate distributions to be received by Unitholders as a result of the Asset Sale and Dissolution could, for the foregoing reasons, vary materially, from the Partnership's estimate of $428 per Unit, and may be substantially less. See also "SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS, INCLUDING ESTIMATES." If the Partnership determines at any time prior to Dissolution that the amount of distributions resulting from the Asset Sale and Dissolution will be more than ten percent less than the estimate set forth in this Statement, the Partnership will provide to Unitholders an informational supplement to this Statement. If the Partnership makes such determination during this Solicitation of consents from Unitholders to the Asset Sale and Dissolution Proposal or after consent to this proposal has been obtained but prior to the Partnership having obligated itself to sell any of the Properties (e.g., through acceptance of bids, entering into sales agreements or otherwise), the
Partnership will also resolicit consents to the Asset Sale and Dissolution Proposal.

No Obligation to Update January 1999 Appraisals

         The Appraisals reflect CBRE's valuation of the real estate portfolios of the Partnership as of January 1999 (as of January 1, 1999 with respect to the Tri-City Properties and as of January 22 and January 27, 1999, respectively, with respect to the two Remaining Properties) in the context of the market conditions existing as of such date and the information available on such date. The Partnership does not intend to obtain any updated appraisals at the time of any actual sale of the Properties (although the Partnership may, but is not obligated to, obtain new or updated appraisals in connection with sale of the Remaining Properties), and, therefore, there can be no assurance that the Properties will be sold or disposed of at a price equal to what appraisals, conducted at the actual time of sale, would indicate are such Properties' values. Events occurring after the January 1999 dates of the Appraisals and before consummation of any sales of Properties comprising the Asset Sale, such as changes in capital markets (including changes in financing rates) that might affect demand for real property, changes in building occupancy, changes in tenant motivation with respect to the exercise of renewal options, or changes in real estate property markets, could affect the Properties or the assumptions used in preparing the Appraisals and result in higher or lower values of the Properties if updated appraisals were conducted at such time. CB Richard Ellis, Inc. ("CBRE") has no obligation to update the Appraisals on the basis of subsequent events. The Appraisals are subject to certain assumptions, limitations and qualifications. A number of the assumptions limitations and qualifications made by CBRE in conducting the Appraisals are described under "FAIRNESS OF THE ASSET SALE AND DISSOLUTION -- Appraisals of Properties -- Assumptions, Limitations and Qualifications of Appraisals."

Anticipated Timing of Asset Sale and Dissolution May Not be Achieved

         In accordance with the partnership agreement governing the Partnership, ninety days following the sale of all of the Properties and the receipt in cash of the proceeds thereof, the Partnership will be terminated and dissolved, and the Partnership intends to wind up its affairs as soon thereafter as possible. The Partnership currently estimates that all the Properties will not be sold and all the proceeds from such sales received prior to at least early 2000, and potentially not until 2001. See "THE ASSET SALE AND DISSOLUTION PROPOSAL -- Terms of the Asset Sale." There can be no assurance, however, that the sale of all of the Properties and the receipt of all the proceeds from such sales will take place in accordance with such estimated time frame. It is possible that it will take more time than was initially estimated to sell all of the Properties and receive all of the proceeds from such sales, including all proceeds from installment sales. See "Potential Difficulty in Disposing of North River Tower Land Parcel," "Risks Associated with Installment Sales of Properties," and "Possible Submission of Additional Matters to Unitholders" below. See also "THE ASSET SALE AND DISSOLUTION PROPOSAL -- Terms of the Asset Sale" and "-- Distribution of Net Proceeds."

Potential Difficulty in Disposing of North River Tower Land Parcel

         In addition, difficulty or delays in disposing of the Partnership's North River Tower parcel of land, could delay dissolution of the Partnership and distribution of proceeds. Such parcel of land was part of a landfill operated by the City of San Bernardino (the "City") from approximately 1950 to 1960. There are no records of which the Partnership is aware disclosing that hazardous wastes exist at the landfill other than a recent report prepared for the City by an outside consultant indicating small trace amounts at the landfill which the Partnership believes at this time, based on the information known to it, are not of material significance. The Partnership believes that the Partnership's landfill monitoring program currently meets or exceeds all regulatory requirements. The Partnership is currently working with the Santa Ana Region of the California Regional Water Quality Control Board and the City to determine the need and responsibility for any further testing. There is no current requirement to ultimately clean up the site, however, no assurance can be made that circumstances will not arise which could impact the Partnership's responsibility related to the property. The General Partner instructed CBRE that CBRE was not required as part of its engagement to ascertain what would have to be done, and the cost thereof, to build on such parcel of land as the Partnership did not believe the expense of the testing and preparatory work necessary for such an evaluation (including determining how much of such parcel is over the actual landfill and the composition of such landfill) to be justified. As a result, CBRE indicated that such land parcel is of indeterminate value. The Partnership intends to explore donating such property to private or governmental entities. In addition, the Partnership reserves the right to accept a bid for a group of Properties that includes the North River Tower parcel of land, but which is less than another bid for a group of Properties that is the same except that it does not include the North River Tower parcel of land.

Allocation  of   Income and Loss;   Aggregate  Loss   Anticipated  From  Sale of
Properties

         Each partner is required to take into account in computing his or her income tax liability his or her allocable share of the Partnership's items of income, gain, loss, deduction and credit (hereinafter referred to as "income or loss") in accordance with the Partnership Agreement. If the allocation of income or loss in the Partnership Agreement does not have "substantial economic effect" as defined in Section 704(b) of the Internal Revenue Code of 1986, as amended, the law requires the Partnership's income or loss to be allocated in accordance with the partners' economic interests in the Partnership. See "CERTAIN FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE ASSET SALE AND DISSOLUTION." The Partnership estimates it would recognize, in the aggregate with respect to all of its Properties, losses of approximately $8,406,582 as a result of the Asset Sale assuming the Properties are sold for the values reflected in the January 1999 Appraisals (with nothing paid for the North River Tower parcel of land), without taking into account any depreciation for 1999 or thereafter, and without taking into account the January 1999 sale of the Perris Land (for which a loss of $3,119,720 was realized). However, depending on the timing of sales of individual or groups of Properties and whether Properties are sold for cash or for cash and promissory notes, losses may be realized in some periods and gains in other periods. See "BENEFITS OF THE ASSET SALE AND DISSOLUTION AND POSSIBLE CONFLICTS OF THE GENERAL PARTNER AND ITS AFFILIATES."

Risks  Associated  with  Installment  Sales of  Properties

     The General Partner anticipates that the Partnership will extend seller financing in connection with the sale of one or more Properties, i.e., allowing a buyer to pay a portion of the purchase price with promissory notes of the buyer in favor of the Partnership. In such event, the full distribution to the Unitholders of the net proceeds of such a sale will be delayed until the notes are paid at maturity, sold, refinanced or otherwise paid by the buyer. As the Partnership will not be dissolved until ninety days following the sale of all of the Properties and the receipt in cash of the proceeds thereof, then generally the longer the term of any promissory note, the longer it will be before the Partnership is dissolved. Although the General Partner does not intend to extend seller financing to any buyer which does not have the financial capacity to pay such obligation to the Partnership, there can be no assurance that a buyer will not default on any such promissory notes. In the event of any such default, the exercise by the Partnership of its remedies (which may include foreclosure on any property securing the promissory note) could delay dissolution of the Partnership, will likely involve additional costs and expenses to the Partnership, and could result in the Partnership not achieving the estimate set forth herein of aggregate distributions to be received by Unitholders as a result of the Asset Sale and Dissolution.

Unitholders May Not Recover Original Investment in the Partnership

         Unitholders who purchased their Units during the initial public offering of the Units may not receive aggregate distributions, including distributions from the Asset Sale, equal to the money that they originally invested in the Partnership. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - Distribution of Net Proceeds" and "CERTAIN FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE ASSET SALE AND DISSOLUTION."

No Dissenters Appraisal Rights for Unitholders

         Neither California law nor the Partnership Agreement provides Unitholders with any right to dissent from, or seek an independent appraisal of, the value of the Partnership or its assets. Thus, Unitholders will be bound to accept the consideration received by the Partnership upon the sale of the Properties and the resulting distributions to Unitholders as a result of the Asset Sale and Dissolution if the Asset Sale and Dissolution Proposal is consented to by the Unitholders.

No Assurance that Asset Sale and Dissolution Will Result in Greater Returns to Unitholders than a Continuation of the Partnership

         If the Asset Sale and Dissolution Proposal is not approved, the General Partner intends to continue to manage the Partnership and its properties substantially as they are currently being managed and to continue to entertain and consider indications of interest from third parties to acquire all or a portion of the Partnership's properties. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - Failure to Approve the Asset Sale and Dissolution Proposal." There can be no assurance that the Asset Sale and Dissolution will result in greater returns to the Unitholders than a continuation of the Partnership. With respect to the Partnership's Properties, as a result of the Asset Sale and Dissolution, the Partnership will not benefit from possible improvements in economic and market conditions which could produce increased cash flow and enhance the sales price of the Properties.

General Partner Will Have Broad Discretion in Manner of Effectuating the Asset Sale and Dissolution

         In considering whether to approve the Asset Sale and Dissolution Proposal, the Unitholders should bear in mind that the General Partner has broad discretion to manage the business and affairs of the Partnership. If the Unitholders consent to the Asset Sale and Dissolution Proposal, they also will be deemed to have consented to any transaction that may be undertaken to accomplish the Asset Sale and Dissolution and will not be entitled to approve or disapprove of any such transaction, including any particular sale or sales of Property that is within the terms of the Asset Sale and Dissolution. See "THE ASSET SALE AND DISSOLUTION PROPOSAL -- Terms of the Asset Sale." The Partnership shall automatically (without requiring any additional consent or approval of the Unitholders) be terminated and dissolved in accordance with the Partnership Agreement, ninety days following the sale or other disposition of all of the Partnership's Properties and the receipt in cash of the proceeds thereof.

General Partner May Abandon Asset Sale and Dissolution Even if the Proposal is Approved

         Even if consent to the Asset Sale and Dissolution Proposal is obtained from the Unitholders, the General Partner reserves the right, in its sole discretion, to thereafter abandon the Asset Sale and Dissolution. For example, the General Partner may choose to abandon the Asset Sale and Dissolution in the event of changes in the general economy or real estate markets.

Benefits of the Asset Sale and Dissolution and Possible Conflicts of the General Partner and its Affiliates

         The General Partner will not receive any fees in connection with the Asset Sale and Dissolution, nor, assuming the Asset Sale and Dissolution is consummated, will the General Partner receive any distributions in connection with the Asset Sale and Dissolution. Assuming the Asset Sale and Dissolution is consummated, the Unitholders will receive 100% of all distributions made by the Partnership upon the Asset Sale and upon Dissolution. In addition, $643,000 in subordinated real estate commissions payable to the General Partner at March 31, 1999 are payable only after the Unitholders have received distributions equal to their original invested capital plus a cumulative non-compounded return of six percent per annum on their adjusted invested capital, which is not expected to be achieved as a result of the Asset Sale. As a result, such subordinated real estate commissions will not be paid to the General Partner and will be eliminated. However, consummation of the Asset Sale and dissolution of the Partnership will eliminate any liability of the General Partner for liabilities of the Partnership which could arise in the continued operation of the Partnership. In addition, although the General Partners presently have capital account deficits (the excess of (a) allocations of loss and distributions of cash to the General Partner over (b) allocations of income and capital contributions since the inception of the Partnership), it is anticipated that, as permitted under the Partnership Agreement and the Asset Sale and Dissolution Proposal, the Properties will be sold in such a manner, using the installment method for sales of certain of the Properties, that will result in net income in a taxable particular year sufficient to eliminate the General Partners' capital account deficits. See "BENEFITS OF THE ASSET SALE AND DISSOLUTION AND POSSIBLE CONFLICTS OF THE GENERAL PARTNER AND ITS AFFILIATES."

Possible Submission of Additional Matters to Unitholders

         In certain circumstances as described under "THE ASSET SALE AND DISSOLUTION PROPOSAL -- Abandonment; Certain Events Requiring Resolicitation or Subsequent Approval," the Partnership will resolicit consents from the Unitholders or submit certain sales of Properties to the Unitholders for their approval. If the Partnership determines at any time prior to Dissolution that the amount of distributions resulting from the Asset Sale and Dissolution will be more than ten percent less than the estimate set forth in this Statement, the Partnership will provide to Unitholders an informational supplement to this Statement. If the Partnership makes such determination during this Solicitation of consents from Unitholders to the Asset Sale and Dissolution Proposal or after consent to this proposal has been obtained but prior to the Partnership having obligated itself to sell any of the Properties (e.g., through acceptance of bids, entering into sales agreements or otherwise), the Partnership will also resolicit consents to the Asset Sale and Dissolution Proposal. The Properties will not be sold to any affiliates of the Partnership or of the General Partner. In the event the Partnership later determines that a sale of any of the Properties to an affiliate of the Partnership or the General Partner is in the best interests of the Partnership, such sale will be submitted to the Unitholders for their approval. In the event that the Partnership is unable to sell a Tri-City Property for a purchase price at least equal to the appraised value of such Property being sold as reflected in the Appraisals (or in the event that the Partnership is unable to sell a Remaining Property for a purchase price at least equal to the appraised value of such Property being sold as reflected in the Appraisals or any later new or updated appraisal from CBRE or another independent appraiser) and the Partnership desires to sell the Property for a lesser price, the Partnership will submit such sale to the Unitholders for their approval. Any such submission to Unitholders of a proposed Property sale for less than the appraised value (or to an affiliate of the Partnership or the General Partner) will likely delay consummation of the Asset Sale and dissolution of the Partnership and could prevent complete consummation of the Asset Sale and consummation of the dissolution if such proposed Property sale for less than the appraised value (or to an affiliate of the Partnership or the General Partner) which is submitted to the Unitholders is not approved. In addition, any such submission to Unitholders (even if the matter being submitted is approved) will likely result in the distribution to Unitholders of aggregate distributions from the Asset Sale and dissolution of less than the Partnership's estimate of $428 per Unit, as a result of, among other things, the proposed sale for which approval is sought being for less than the appraised value of the Property proposed to be sold as reflected in the Appraisals, the costs and expenses of such submission, and any operating loss of the Partnership during any delay occasioned by such submission to the Unitholders.

                  DESCRIPTION OF THE TERMS OF THE SOLICITATION

Purpose of Solicitation

         Upon the terms and subject to the conditions set forth in this Statement and in the accompanying Consent Form, the General Partner on behalf of the Partnership is soliciting consents from Unitholders for the purpose of approving the Asset Sale and Dissolution Proposal. See "THE ASSET SALE AND DISSOLUTION PROPOSAL."

         Solicitation of the Consent Forms will be made initially by mail. In addition to solicitation by mail, Consent Forms may also be solicited personally, by telephone, by facsimile or by telegraph by the director, officer or other regular employees of the General Partner. No additional compensation will be paid to the director, officer or other regular employees of the General Partner for such services. In addition, the Partnership has retained Preferred Partnership Services, Inc., a California corporation unaffiliated with the Partnership (the "Soliciting Agent"), to assist in the solicitation of proxies from the Partnership's Unitholders. The Soliciting Agent will receive for such service a fee of approximately $155,000 plus reimbursement of reasonable out-of-pocket expenses. Preferred Partnership Services, Inc. also provides investor services to the Partnership. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - Background and Reasons for the Asset Sale - Establishment of Certain Management Arrangements." The cost of preparing, assembling, printing and mailing this Statement and the enclosed Consent Form, and the cost of soliciting Consent Forms (including the costs of the Soliciting Agent), will be borne by the Partnership.

Expiration Date; Extension; Amendment

         This Statement is furnished in connection with the solicitation of Consent Forms by the General Partner to approve the Asset Sale and Dissolution Proposal. This Solicitation for Consent Forms will expire at 5:00 P.M., Pacific Time, on the Expiration Date, unless extended by the General Partner in its sole discretion. In order to count, Consent Forms must be received by the Partnership prior to 5:00 P.M., Pacific Time, on August 25, 1999. The Partnership expressly reserves the right, in the sole discretion of the General Partner, (i) to extend the Expiration Date, from time to time, until the Requisite Consents (as defined below) have been obtained, and (ii) to amend, at any time or from time to time before the Requisite Consents are obtained, the terms of this Solicitation. As promptly as practicable following any such extension or amendment, notice thereof shall be given by the Partnership to each Unitholder in writing.

Record Date; Requisite Consents

         The Partnership has fixed the close of business on June 28, 1999 (the "Record Date"), as the Record Date for determining the Unitholders entitled to notice of and to consent to the Asset Sale and Dissolution Proposal. Only Unitholders on the Record Date or their duly designated proxies may execute and deliver a Consent Form. As of the Record Date, there were 76,767 Units outstanding held by approximately 10,847 holders of record. Holders of Units are entitled to one vote per Unit.

         The Asset Sale and Dissolution Proposal must be approved by at least a majority of the issued and outstanding Units (the "Requisite Consents") as required by the Partnership's Second Amended and Restated Agreement of Limited Partnership, as amended (the "Partnership Agreement").

         Units represented by "broker non-votes" (i.e., Units held in record name by brokers or nominees as to which (i) an executed Consent Form has not been received from the beneficial owners or persons entitled to Consent, (ii) the broker or nominee does not have discretionary voting authority under applicable rules or the instrument under which it serves in such capacity, or
(iii) the recordholder has indicated on the Consent Form or has otherwise notified the Partnership that it does not have authority to vote the Units with respect to the Asset Sale and Dissolution Proposal) will not be included in the affirmative vote totals, and therefore will have the same effect as not consenting to the Asset Sale and Dissolution Proposal for purposes of determining whether the Requisite Consents have been obtained. Consent Forms marked "ABSTAIN" will also have the same effect as not consenting to the Asset Sale and Dissolution Proposal for purposes of determining whether the Requisite Consents have been obtained.

         If the Partnership fails to receive the Requisite Consents on or before the Expiration Date, or any extension thereof, then the Partnership will continue with its present objective of maximizing the return to Unitholders by actively managing and operating its properties over a short holding period. In that event, the Partnership's properties will be disposed of at an appropriate time while pursuing development opportunities for certain properties. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - Failure to Approve the Asset Sale and Dissolution Proposal."

Consent Procedures

         UNITHOLDERS WHO DESIRE TO CONSENT TO THE ASSET SALE AND DISSOLUTION PROPOSAL SHOULD SO INDICATE BY MARKING THE APPROPRIATE BOX ON THE CONSENT FORM INCLUDED HEREWITH, AND COMPLETING, SIGNING, DATING AND DELIVERING THE CONSENT FORM TO THE SOLICITING AGENT BY MAIL IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE, BY OVERNIGHT COURIER OR BY FACSIMILE AT THE ADDRESS OR FACSIMILE NUMBER SET FORTH BELOW AND ON THE CONSENT FORM, ALL IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN AND THEREIN.

         Fully completed and executed consent forms should be sent by mail in the self-addressed, postage-paid envelope enclosed for that purpose, or by overnight courier, or by facsimile, to the Partnership's Soliciting Agent, Preferred Partnership Services, Inc., as follows:

                      PREFERRED PARTNERSHIP SERVICES, INC.
                           39560 Stevenson Place, #112
                         Fremont, California 94539-3074

                         Facsimile Number: 510-713-0366
                Telephone Number: 1-888-909-7774 or 510-713-0241

         All Consent Forms that are properly completed, signed and delivered to the Partnership and not properly revoked (See "Revocation of Instructions" below) prior to the Expiration Date, will be given effect in accordance with the specifications thereof. If a Consent Form is delivered and none of the "CONSENT" nor the "DOES NOT CONSENT" nor the "ABSTAIN" box is marked with respect to the Asset Sale and Dissolution Proposal, but the Consent Form is otherwise properly completed and signed, the Unitholder will be deemed to have consented to the Asset Sale and Dissolution Proposal.

         Consent Forms should be executed in exactly the same manner as the name(s) in which ownership of the Units is registered. If the Units to which a Consent Form relates are held by two or more joint holders, all such holders should sign the Consent Form. If a Consent Form is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary, agency or representative capacity, such person must so indicate when signing and must submit with the Consent Form evidence satisfactory to the Partnership of authority to execute the Consent Form.

         The execution and delivery of a Consent Form will not affect a Unitholder's right to sell or transfer the Units. All Consent Forms received by the Partnership (and not properly revoked) prior to the Expiration Date will be effective (notwithstanding a record transfer of such Units subsequent to the Record Date), unless the Unitholder revokes such Consent Form prior to 5:00 P.M., Pacific Time, on the Expiration Date by following the procedures set forth under "Revocation of Instructions" below.

         All questions as to the validity, form and eligibility (including time of receipt) regarding the consent procedures will be determined by the General Partner in its sole discretion, which determination will be conclusive and binding. The Partnership reserves the right to reject any or all Consent Forms that are not in proper form. The Partnership also reserves the right to waive any defects, irregularities or conditions of delivery as to particular Consent Forms. Unless waived, all such defects or irregularities in connection with deliveries of Consent Forms must be cured within such time as the General Partner determines. Neither the General Partner nor any of its affiliates or any other persons shall be under any duty to give any notification of any such defects or irregularities or waivers, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consent Forms will not be deemed to have been made until any irregularities or defects therein have been cured or waived. The interpretations of the terms and conditions of this Solicitation by the General Partner shall be conclusive and binding.

Revocation of Instructions

         Any Unitholder who has delivered a Consent Form to the Partnership may revoke the instructions set forth in such Consent Form by delivering to the Soliciting Agent a written notice of revocation prior to 5:00 P.M., Pacific Time, on the Expiration Date. In order to be effective, a notice of revocation of the instructions set forth in a Consent Form must (i) contain the name of the person who delivered the Consent Form, (ii) be in the form of a subsequent Consent Form marked either as "CONSENT" or "DOES NOT CONSENT" or "ABSTAIN," as the case may be, (iii) be signed by the Unitholder thereof in the same manner as the original signature on the Consent Form, and (iv) be received by the General Partner prior to 5:00 P.M., Pacific Time, on the Expiration Date at its address set forth on the Consent Form. A purported notice of revocation that lacks any of the required information, is dispatched to an improper address or is not received in a timely manner will not be effective to revoke the instructions set forth in a Consent Form previously given. A revocation of the instructions set forth in a Consent Form can only be accomplished in accordance with the foregoing procedures. No Unitholder may revoke the instructions set forth in a Consent Form after 5:00 P.M., Pacific Time, on the Expiration Date.

No Dissenting Unitholders Rights

         Under the California Uniform Limited Partnership Act and under the Partnership Agreement, Unitholders do not have dissenter's appraisal rights in connection with the Asset Sale or Dissolution of the Partnership.


                     THE ASSET SALE AND DISSOLUTION PROPOSAL

The Partnership

         The Partnership is a California Limited Partnership which was organized in 1984 and reached final funding in July 1987. Daniel L. Stephenson and Rancon Financial Corporation are the general partners of the Partnership. Rancon
Financial Corporation is wholly owned by Mr. Stephenson. The Partnership executive offices, as well as those of the General Partner, are located at 27740 Jefferson Avenue, Suite 200, Temecula, California 92590 (telephone number:
909-676-6664). For a description of the Partnership and the Partnership's Properties, see the Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "Partnership's 10-K") and the Partnership's
Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 (the "Partnership's 10-Q"), copies of which (without exhibits) are included as Appendices B and C to this Statement, respectively, and are incorporated herein by reference.

Background and Reasons for the Asset Sale

         General . Prior to 1995, the Partnership's business strategy was to hold its properties for future development and operation. In 1995, the Partnership modified its strategy to focus on eventual disposition of its Properties while pursuing development opportunities for certain sites.

         At its inception, the Partnership estimated that its properties would be developed and sold after a period of seven years of ownership after completion of development or construction. The Partnership purchased one property which it sold and used the proceeds of that sale and proceeds from its offering of securities to develop commercial offices, and restaurant, retail, hotel, transportation and light industrial facilities, primarily in a master planned development known as Tri-City Corporate Centre ("Tri-City") in San Bernardino, California. Tri-City is zoned for mixed commercial, office, hotel, transportation-related, and light industrial uses and all of the parcels thereof are separately owned by the Partnership and Rancon Realty Fund V ("Fund V"), a partnership sponsored by the general partners of the Partnership. As described in greater detail under "The Partnership's Properties" below, as of May 31, 1999, the Partnership owns ten rental properties totaling approximately 457,903 square feet of space in Tri-City, approximately 23 acres of unimproved land in Tri-City and an aggregate of approximately 27 additional acres of unimproved land in Lake Elsinore and Temecula, California.

         After acquisition and development of some of its properties, the Partnership's properties experienced a decrease in market value due to a substantial weakening of the markets for commercial real estate in Southern California, where the majority of the Partnership properties are located and in the United States real estate markets in general. The amount of capital investment in real estate began to decline sharply in 1989. Overbuilding in many markets, the general recessionary economy in the United States in the early to mid-1990's and subsequent corporate downsizing further contributed to the imbalance of supply and demand for commercial and industrial properties. In addition, rapid expansion of new retail formats such as discounters and "category-killers" depressed the value of neighborhood retail shopping centers. The combined effect of these factors resulted in significant reductions in real estate values in many geographic areas.

         Establishment of Certain Management Arrangements . Effective January 1, 1995, Rancon Financial Corporation, a general partner of the Partnership, entered into an agreement with Glenborough Inland Realty Corporation ("GIRC") whereby Rancon Financial Corporation sold to GIRC, for approximately $4,466,000 and the assumption of $1,715,000 of Rancon Financial Corporation's debt, the contract to perform the rights and responsibilities under Rancon Financial Corporation's agreement with the Partnership and seven other related partnerships (collectively, "the Rancon Partnerships") to perform or contract on the Partnership's behalf for financial, accounting, data processing, marketing, legal, investor relations, asset and development management and consulting services for the Partnership for a period of ten years or to the liquidation of the Partnership, whichever comes first. In connection with such agreement, the Partnership also agreed to pay GIRC an amount equal to the amount of any distributions received by the General Partner in the future with respect to its general partnership interest in the Partnership.

         Rancon Financial Corporation entered into this transaction with GIRC, when it determined to sell that portion of its business relating to investor relations services, property management services and asset management services, and most of those services are now rendered to the Partnership, to three other related partnerships and to third parties by Glenborough Corporation ("GC"), successor by merger to GIRC. All of the non-voting preferred stock of GC is held by Glenborough Realty Trust Incorporated, a Maryland corporation which is a real estate investment trust ("REIT") formed in December 1995 and publicly traded on the New York Stock Exchange ("GLB"). Effective January 1, 1998, the Partnership's agreement with GC was amended to eliminate GC's responsibility for providing investor relations services and Preferred Partnership Services, Inc., a California corporation unaffiliated with the Partnership and which is acting as Soliciting Agent in connection with this solicitation, contracted to assume those services.

Rescinded 1997 Agreement to Sell All the Properties . In Fall 1994, during negotiations of the agreement with GIRC described above, GIRC inquired whether the Partnership would have an interest in contributing its properties to GLB (which an affiliate of GIRC was then forming), in exchange for securities in GLB. The Partnership elected not to do so because of the risk of investing in a startup REIT and because the Partnership was of the opinion that the bottom of the real estate cycle was near and did not want to consider a sale until the cycle moved in a positive direction. Approximately 18 months later, GLB had begun operations and its stock had begun trading, and GC once again inquired whether the Partnership would have an interest in contributing its properties to GLB in exchange for securities of GLB. For the same reasons as stated above, the Partnership again declined.

         In April 1997, GLB again proposed to acquire the Partnership's properties, but this time for cash rather than securities. For this reason, and because the General Partner believed that the real estate cycle had moved in a more positive direction, it requested that GLB submit a formal offer. In May 1997, an offer was made by GLB to buy all of the real estate assets of the Partnership for $45,200,000 in cash, subject to obtaining an appraisal and a fairness opinion as to the terms and conditions of the sale from the financial point of view of the Unitholders. In June 1997, the Partnership, GLB and Glenborough Properties, L.P., GLB's operating partnership ("GPLP") executed a letter of intent setting forth an agreement in principle on the terms and conditions of the sale. In July 1997, the Partnership received an appraisal that the fair market value of the properties to be purchased by GLB was $48,575,000. Following receipt of the appraisal, the Partnership made a counter-offer to GLB to sell the properties for a price equal to the appraised fair market value. GLB accepted the counter-offer, subject to a reduction of $370,500 from the appraised value for certain lots that had been included in the appraisals but subsequently sold. In September 1997, the Partnership and GPLP entered into a definitive purchase agreement for all of the real estate assets of the Partnership (the "Glenborough Agreement"). Under the terms of the agreement, GLB agreed to purchase all of the real estate assets of the Partnership (excluding accounts receivable relating to the properties existing as of the closing date or cash reserves or other similar assets of the Partnership such as prepaid expenses) for an aggregate purchase price of $48,204,500. The sales fee otherwise payable to GC in connection with the sale under its management agreement with the Partnership (entered into in 1994) was waived.

         GLB also agreed to assume all obligations of the Partnership relating to the properties, including obligations under leases. The Partnership was to bear the cost of a fairness opinion, appraisals, filing fees, legal fees and similar expenses, estimated to be approximately $325,000. The net cash proceeds from the sale of the remaining Partnership assets after payment of the Partnership's liabilities were to be distributed in liquidation of the Partnership to Unitholders along with the net proceeds of the sale (after deducting expenses of the sale and the amount of mortgage loans on the properties) and the payment by the General Partner of the amount of the General Partner's negative capital account balance. The General Partner estimated at that time that such distribution would equal approximately $316 per Unit (subject to variations from one Unitholder to another depending on the date of the Unitholder's admission to the Partnership). The consummation of the sale to GLB was subject to the satisfaction of a number of conditions, including completion of due diligence, approval of the sale by the Unitholders and receipt of a fairness opinion and appraisal (which were each satisfied).

         As part of the proposed acquisition by GPLP of the Partnership's real estate assets, and pursuant to an agreement between the General Partner and GPLP dated September 30, 1997, the General Partner agreed to contribute its general partner interest in the Partnership (the "Transfer") to GPLP, and in return GPLP agreed that the General Partner would receive $12,900 of partnership interests in GPLP. GPLP also agreed to assume and pay to the Partnership the General Partner's negative capital account obligation of $778,617 ($681,700 of which was allocated to Daniel L. Stephenson and $96,917 of which was allocated to Rancon Financial Corporation). It was also agreed that the General Partner would provide a guaranty of up to $778,617 of the mortgage debt of GPLP or one of its affiliates. The Transfer was conditioned on and was to take place concurrently with the sale of the properties.

         In November 1997, the Unitholders consented to the sale of the Partnership's real estate assets to GLB and subsequent liquidation of the

Partnership with sixty percent of the total outstanding Units cast in favor of such proposal. However, on December 18, 1997, the Partnership, GLB and GPLP entered into an agreement to rescind the Glenborough Agreement. As a result, the agreement for the Transfer terminated. The General Partner determined that it would be in the best interests of the Partnership to rescind the Glenborough Agreement due to greater than anticipated opposition to the timing of the sale by the Limited Partners who voted against (11% of the outstanding Units), abstained from (1% of the outstanding Units) or did not respond to (27% of the outstanding Units) the proposal and because the General Partner, sensing the beginning of positive changes in the real estate market, believed that holding the Partnership's real estate assets for an additional period of time would provide the Partnership the opportunity to possibly recognize an appreciation in the value of the real estate in the areas where the Partnership's properties are located.

         Under the terms of the rescission of the Glenborough Agreement, GLB relinquished the right to purchase the Partnership's real estate assets at such time in exchange for reimbursement by the Partnership of GLB's out-of-pocket costs and expenses incurred by GLB in connection with the original Glenborough Agreement (approximately $42,225), and the grant by the Partnership to GLB of a matching right with respect to the properties subject to the Glenborough Agreement in the event of a future sale of such properties.
See "GLB Matching Right" below for a description of the terms of the matching right.

         Other Offers; Recent Sales of Properties . On January 27, 1998, the Partnership sold one of the three parcels of land in Rancon Towne Village in Temecula, California to an unaffiliated entity for $270,000 and, after sales expenses, realized net proceeds of $241,000. On April 24, 1998, the Partnership entered into a contract with a third party buyer for the sale for $4,500,000 of
24.8 acres of undeveloped land, commercially zoned in Lake Elsinore, California ("Lake Elsinore Plaza"); however, the sale fell out of contract in October 1998. In June 1998, the Partnership sold Shadowridge Woodbend Apartments (a 240 unit apartment complex located in Vista, California) to an unaffiliated third party for a price of $16,075,000. After sales expenses and the payment of an outstanding mortgage on the property, the Partnership realized net proceeds of approximately $9,806,591. Of the net proceeds from such sale, $4,000,000 was distributed in November 1998. See "Distribution of Net Proceeds" below. The remaining net proceeds were used to fund development of sites for Mimi's Restaurant and Office Max. See "The Partnership's Properties" below. In Fall 1998, the Partnership entered into an agreement to sell Lake Elsinore Plaza to an unaffiliated buyer, for a price of $4,500,000. As all the conditions to such sale were not satisfied, in October 1998, the sales agreement was terminated by mutual agreement of the buyer and the Partnership. In November 1998, an unsolicited offer for Lake Elsinore Plaza in the amount of $2,000,000 was received by the Partnership from an unaffiliated buyer. The offer was considered insufficient and was rejected by the Partnership. On January 15, 1999, a sale of the Partnership's Perris property, approximately 17.14 acres of unimproved land in Perris, California (the "Perris Land"), to an unaffiliated third party closed. The Perris Land was sold for a total purchase price of $334,800. After sales expenses, the Partnership realized net proceeds from the sale of approximately $296,000. Since January 1, 1998, the Partnership has not received any firm offers for its properties other than the rescinded Glenborough Agreement and the sales and contemplated sales described above.

         The net proceeds from the sale of the Perris Land will be distributed at the same time as the net proceeds from the Asset Sale and Dissolution or, in whole or in part, prior thereto as interim distributions. See "Distribution of Net Proceeds" below. The General Partner has waived its right to any distributions with respect to its general partnership interests resulting from the distribution of net proceeds from the sale of the Perris Land.

         Reasons for the Asset Sale . The General Partner believes current market conditions are favorable for a sale of the Properties, because (i) although the markets in which the Properties are located and real estate markets in general have been proven to be volatile over time, the General Partner believes that both the market for the properties in the Tri-City Corporate Centre area and real estate markets in general have significantly improved from the most recent recession in real estate; (ii) the operations of the improved properties are relatively stable; (iii) the development of the majority of the Partnership's unimproved properties cannot be done on an economical basis for several years; and (iv) the real estate capital markets are active. In addition, the General Partner believes that demand for properties by real estate investment trusts will rebound in 1999 which, if it occurs, could enhance both the price and marketability of the Partnership's Properties. The General Partner believes that there are a significant number of potential buyers of the Tri-City Properties which should help maximize the net proceeds from sales of the Tri-City Properties.

         The General Partner also believes that the Partnership will benefit substantially by selling the Tri-City Properties in packages of properties instead of individually. The General Partner believes that there is significant demand for packages of properties (such as separate packages of retail properties, office properties and unimproved land) in attractive areas such as the Tri-City Corporate Centre by real estate investment trusts and other real estate investors seeking to expand their portfolio of properties. Benefits of package sales also include lower apportioned sale costs and faster liquidation of the Partnership.

         The General Partner also is mindful that the Partnership has continued well beyond the period anticipated by its original investment objectives. Although the General Partner believes that 1999 represents an advantageous time for sellers of commercial properties, the General Partner believes that conditions beyond this year are less predictable. Given the uncertainty of real estate market conditions in 2000 and beyond, the General Partner does not believe the possibility of continued improvements in economic and market conditions, which could produce increased cash flow and enhance the sales price of the Properties, justifies postponing the Asset Sale. In addition, to the extent Partnership properties are not sold they will continue to subject the Partnership to the risks inherent in the ownership of property such as fluctuations in occupancy rates, operating expenses and rental rates, which in turn may be affected by general and local economic conditions, the supply and demand for properties of the type owned by the Partnership and federal and local laws and regulations affecting the ownership and operation of real estate. For the foregoing reasons, the General Partner believes that it is in the best interests of the Partnership and the Unitholders to sell the Properties pursuant to the Asset Sale.

The Partnership's Properties

         As indicated above and described in greater detail under "Terms of the Asset Sale" below, the General Partner intends to sell the Tri-City Properties in packages of properties (which will include properties in the Tri-City Corporate Centre owned by Fund V). The Partnership's Tri-City Properties represent approximately 61% of the total assets of the Partnership reflected on the balance sheet of the Partnership at March 31, 1999. Such Properties consist of approximately 23 acres of undeveloped land and improved properties of approximately 451,903 square feet as follows:



                               Tri-City Properties

                                   Property         Square
  Property Name                      Type           Footage            Acres
  -------------                      ------         -------            -----
Income Producing
----------------
Carnegie Business Center I        Office/R&D           62,539              -
Circuit City                        Retail             39,123              -
Inland Regional Center              Office             81,079              -
One Vanderbilt                      Office             73,730              -
Promotional Retail Center           Retail             66,265              -
Service Retail Center               Retail             20,780              -
TGI Friday's                        Retail              9,386              -
Two Vanderbilt                      Office             69,046              -
Mimi's Cafe                         Retail              6,455              -
Office Max                          Retail             23,500              -
                                                       ------
                                              Total:  451,903



Land
North River Tower                    Land                -               14.67
Brier Business Center                Land                -                2.80
Vanderbilt Tower                     Land                -                0.94
Inland Regional Center -
      Phase II                       Land                -                 1.6
Brier Plaza                          Land                -                2.41
South Palm Court Pad 1               Land                -                0.39
South Palm Court Pad 2               Land                -                0.25
----------------------               ----                -                ----
                                                                  Total: 23.06

         The Partnership's Remaining Properties represent approximately 5% of the total assets of the Partnership reflected on the balance sheet of the Partnership at March 31, 1999. The Remaining Properties consist of approximately 27 acres of undeveloped land as follows:

                              Remaining Properties

                                   Property
  Property Name                      Type           Acres
  -------------                      ------         -----

Lake Elsinore Plaza                  Land          24.8
Rancon Town Village (Temecula)       Land           1.8
                                                   ----
                                     Total:        26.6

Terms of the Asset Sale

     As of the date hereof, the Partnership has not entered into any agreement or understanding for the sale of any the Properties, although, as described below under "GLB Matching Right," GLB has a right to match any offer for the Properties that the Partnership otherwise intends to accept. If the Asset Sale and Dissolution Proposal is approved, the General Partner will be authorized to sell the Partnership's Properties, in one or a series of (related or unrelated) transactions, on such terms as are negotiated by the General Partner. Upon approval of the Asset Sale and Dissolution Proposal, the General Partner will use its best efforts to accomplish a sale or sales of the Properties upon terms and conditions which the General Partner deems consistent with obtaining fair values for the Properties.

     The General Partner currently intends to group the Tri-City Properties into two or more packages of properties and then solicit separate bids from qualified potential purchasers for each package, accepting the best offer received (with the next highest offer reserved as a back-up offer). The General Partner may also accept bids for multiple packages or for all of the packages. The General Partner anticipates that Tri-City Properties will be grouped in packages consisting of similar types of properties, such as separate packages consisting of retail properties, office properties, and unimproved land. To enhance the value of the packages and maximize the proceeds from the sales, the packages will include parcels in the Tri-City Corporate Centre which are owned by Fund V, a partnership sponsored by the General Partner of the Partnership. The parcels in the Tri-City Corporate Centre owned by Fund V consist of approximately 14 acres of undeveloped land and eight rental properties consisting of approximately 477,703 square feet. Based upon appraisals conducted by CB Richard Ellis, Inc. in the same manner as the appraisals of the Partnership's Tri-City Properties (as described under "FAIRNESS OF THE ASSET SALE AND DISSOLUTION - Appraisals of Properties" below), the market value of the leased fee interests or fee simple interests in such properties as of January 1, 1999 is $42,406,000 (compared to $44,395,000 for the Partnership's Tri-City Properties). Bidders for any package of properties containing Tri-City Properties and Fund V properties will be required to specify how their overall bid is allocated among the individual properties in the package, and proceeds from the sales of any such package (as well as general expenses related to the sales) will be apportioned between the two partnerships based upon such allocation. A condition to sales of the Tri-City Properties will be that the price at which the sale of such Properties is made shall at least equal the appraised value of the Properties being sold as reflected in the Appraisals. See "FAIRNESS OF THE ASSET SALE AND DISSOLUTION - Appraisals of Properties."

     As described under "Certain Information Regarding GLB" below, under an existing agreement with the Partnership, GC is entitled to transaction fees upon the sale of the Partnership's Properties -- 4% on the sale of the unimproved land, and 2% upon the sale of the buildings or improved land. GC has agreed to waive these fees for any of the Partnership's Properties that are sold to GLB. If GLB decides to bid for any of the Properties, the Partnership will take into account such waiver in determining the highest offers. Thus, for the sale of a given Property, it is possible that GLB may offer a lower purchase price than a third party, and yet the Partnership would receive greater net cash proceeds from the GLB sale because no transaction fee would be paid to GC. In such a case, the General Partner may elect to accept GLB's offer rather than the third party offer based on the greater net proceeds to the Partnership, even though the gross purchase price offered by GLB is less than that of the third party.

     The Remaining Properties will not be sold with the Tri-City Properties but will be sold separately, in one or more individual or group sales. See "Other Offers; Recent Sales of Properties" under "Background and Reasons for the Asset Sale" above. The precise timing, manner and terms of any sales of the Remaining Properties will be determined by the General Partner in its discretion. A condition to the sale of the Remaining Properties (which may take longer to sell than the Tri-City Properties) will be that the price at which the sale of such Properties is made shall at least equal the appraised value of the Properties being sold as reflected in the Appraisals or in any later appraisal obtained by the Partnership from CBRE or another independent appraiser. See "FAIRNESS OF THE ASSET SALE AND DISSOLUTION - Appraisals of Properties."

     The Properties will be sold as soon as practicable (consistent with obtaining fair values for the Properties). The General Partner's current goal is to complete the sale of the Properties within approximately six months after consent to the Asset Sale and Dissolution Proposal has been obtained. However, the time in which it takes to sell all of the Properties could be longer than anticipated as a result of several reasons, including any delays in marketing the Properties or closing sales of the Properties, or the inability to sell
Properties for their appraised values as reflected in the January 1999 appraisals of CBRE. In addition, difficulty or delays in disposing of the North River Tower parcel of land, could delay dissolution of the Partnership and distribution of proceeds. See "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION."

     Although many of the actual terms of the sale of the Properties cannot be determined at present, the General Partner currently anticipates that most of the Properties will be sold in exchange for cash. However, the General Partner also anticipates that some Properties (primarily some of the Properties for which the Partnership will realize net income upon sale) will be sold on the installment basis (also sometimes referred to as "seller financing"), under which a portion of the sales price will be received in the year of sale with subsequent payments paid in subsequent periods (presently anticipated to be in 2000 or 2001). The obligation of the buyer to pay such installments will be evidenced by a promissory note or notes of the buyer in favor of the Partnership, with terms currently anticipated to range from approximately six to eighteen months and with the notes secured by mortgages on the Properties sold to the buyer. In the event seller financing is granted to the buyer, the full distribution to the Unitholders of the net proceeds of such a sale will be delayed until the related promissory notes are paid at maturity, sold, refinanced or otherwise paid by the buyer. As the Partnership will not be dissolved until ninety days following the sale of all of the Properties and the receipt in cash of the proceeds thereof, then generally the longer the term of any installment sale, the longer it will be before the Partnership is dissolved. Prior to completion of the sale of all of the Properties and the receipt in cash of the proceeds thereof, the General Partner currently intends, but is not obligated, to make interim distributions, from time to time, of all or a portion of the net proceeds from sales of the Properties. See "BENEFITS OF THE ASSET SALE AND DISSOLUTION AND POSSIBLE CONFLICTS OF THE GENERAL PARTNER AND ITS AFFILIATES."

     Subject to the conditions described above, there can be no assurance as to the prices at which the Properties can be sold or disposed of, or as to the amount of net proceeds that will be available for distribution. See "Distribution of Net Proceeds" and "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION." The Appraisals reflect CBRE's valuation of the real estate portfolios of the Partnership as of January 1999 (as of January 1, 1999 with respect to the Tri-City Properties and as of January 22 and January 27, 1999, respectively, with respect to the two Remaining Properties) in the context of the market conditions existing as of such date and the information available on such date. The Partnership does not intend to obtain any updated appraisals at the time of any actual sale of the Properties (although the Partnership may, but is not obligated to, obtain new or updated appraisals in connection with sale of the Remaining Properties). See "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION -- No Obligation to Update January 1999 Appraisals."


     As described below under "GLB Matching Right," GLB has a right to match offers for the Properties.

     The Partnership has retained Cushman & Wakefield as listing broker for the Tri-City Properties and may also retain such a broker for some or all of the Remaining Properties. The listing broker for the Tri-City Properties is entitled to receive from the Partnership a fee equal to one percent of the gross purchase price paid by a buyer for properties subject to its listing agreement. However, if GLB exercises its matching right to purchase a listed property, the fee relating to such property will be only one-half of one percent of the gross purchase price if the property is sold within sixty days of the property first being marketed and three-quarters of one percent if the property is sold thereafter.

Abandonment; Certain Events Requiring Resolicitation or Subsequent Approval

     Even if consent to the Asset Sale and Dissolution Proposal is obtained from the Unitholders, the General Partner reserves the right, in its sole discretion, to thereafter abandon the Asset Sale and Dissolution. For example, the General Partner may choose to abandon the Asset Sale and Dissolution in the event of changes in the general economy or real estate markets.

     In certain circumstances as hereafter described, the Partnership will also resolicit consents from the Unitholders or submit certain sales of Properties to the Unitholders for their approval. If the Partnership determines at any time prior to Dissolution that the amount of distributions resulting from the Asset Sale and Dissolution will be more than ten percent less than the estimate set forth in this Statement, the Partnership will provide to Unitholders an informational supplement to this Statement. If the Partnership makes such determination during this Solicitation of consents from Unitholders to the Asset Sale and Dissolution Proposal or after consent to this proposal has been obtained but prior to the Partnership having obligated itself to sell any of the Properties (e.g., through acceptance of bids, entering into sales agreements or otherwise), the Partnership will also resolicit consents to the Asset Sale and Dissolution Proposal. If during the solicitation of consents from the Unitholders to this Asset Sale and Dissolution Proposal or after consent to this proposal has been obtained but prior to the Partnership having solicited bids for the purchase of any of the Properties, the Partnership determines that the amount of distributions resulting from the Asset Sale and Dissolution will be materially less than the estimate set forth in this Statement, the Partnership will supplement this Statement or resolicit consents, as applicable.

     The Properties will not be sold to any affiliates of the Partnership or of the General Partner. In the event the Partnership later determines that a sale of any of the Properties to an affiliate of the Partnership or the General Partner is in the best interests of the Partnership, such sale will be submitted to the Unitholders for their approval. In the event that the Partnership is unable to sell a Tri-City Property for a purchase price at least equal to the appraised value of such Property being sold as reflected in the Appraisals (or in the event that the Partnership is unable to sell a Remaining Property for a purchase price at least equal to the appraised value of such Property being sold as reflected in the Appraisals or any later new or updated appraisal from CBRE or another independent appraiser) and the Partnership desires to sell the Property for a lesser price, the Partnership will submit such sale to the Unitholders for their approval. Notwithstanding the foregoing, any other sales of Property which are to third party buyers not affiliated with the Partnership or the General Partner and can be made for a purchase price at least equal to the appraised value of such Property as reflected in the Appraisals (or, in the case of a Remaining Property, in the Appraisals or in any later new or updated independent appraisal) shall be unaffected by such submission to the Unitholders of a proposed Property sale for less than the appraised value (or to an affiliate of the Partnership or the General Partner). Any such submission to Unitholders of a proposed Property sale for less than the appraised value (or to an affiliate of the Partnership or the General Partner) will likely delay consummation of the Asset Sale and Dissolution of the Partnership and could prevent complete consummation of the Asset Sale and consummation of the dissolution if such proposed Property sale for less than the appraised value (or to an affiliate of the Partnership or the General Partner) which is submitted to the Unitholders is not approved. In addition, any such submission to Unitholders (even if the matter being submitted is approved) will likely result in the distribution to Unitholders of aggregate distributions from the Asset Sale and Dissolution of less than the Partnership's estimate of $428 per Unit, as a result of, among other things, the proposed sale for which approval is sought being for less than the appraised value of the Property proposed to be sold as reflected in the Appraisals, the costs and expenses of such submission, and any operating loss of the Partnership during any delay occasioned by such submission to the Unitholders.

GLB Matching Right

     In 1997, the Partnership, GLB and GPLP entered into an agreement granting to GLB a right to match offers for the purchase of the Partnership's Properties. See "Background and Reasons for the Asset Sale," above. Pursuant to the right of first refusal, the Partnership agreed that if it decided to sell all or any portion of the properties, it would do so by requesting multiple party offers. Upon the Partnership's decision to accept an offer for the purchase of the properties, the Partnership is required to give prompt written notice to GLB of the price and other terms and conditions of the offer upon which it is willing to sell the properties. GLB has ten days after receipt of the Partnership's written notice to accept or reject the purchase price and other terms and conditions of the sale. If GLB exercises its matching right and agrees to purchase the properties at the specified price and on the other terms and conditions, the Partnership and GLB must promptly execute a purchase agreement which is to contain a reasonable feasibility study period for GLB. If, on the other hand, GLB notifies the Partnership that it does not intend to exercise its matching right or fails to respond within the ten day period, then the Partnership has the right to sell the properties to the third party offerer on the identical terms and conditions as set forth in the Partnership's notice to GLB. If GLB does not exercise its matching right and the Partnership subsequently changes the terms and conditions upon which it will sell the properties, then the Partnership is required to submit written notice to GLB of the new terms and conditions and GLB has a matching right to purchase the properties upon such terms and conditions. This matching right applies to the Tri-City Properties and the Remaining Properties.

     As described under "Certain Information Regarding GLB" below, GC, although entitled to transaction fees upon the sale of the Partnership's Properties (4% on the sale of unimproved land, and 2% upon the sale of buildings or improved land), has agreed to waive these fees for any of the Partnership's Properties that are sold to GLB. As a result, for the sale of a given Property, it is possible that GLB may offer a lower purchase price than a third party, and yet the Partnership would receive greater net cash proceeds from the GLB sale because no transaction fee would be paid to GC. Therefore, GLB and the Partnership have agreed that GLB will have matched the purchase price component of a third party offer, if the purchase price to be paid by GLB equals or exceeds the purchase price offered by the third party, net of the transaction fees that would be payable to GC.

     GLB waived its matching right with respect to the January 1998 sale of a land parcel in Rancon Towne Village, the June 1998 sale of Shadowridge Woodbend Apartments, the November 1998 offer by a third party for Lake Elsinore Plaza (which was rejected by the Partnership as insufficient in amount) and the January 1999 sale of the Perris Land. There can be no assurance that GLB will waive its matching right with respect to any future sale of the Properties.

Certain Information Regarding GLB

     GLB is a Maryland corporation, with an address at 400 South El Camino Real, San Mateo, California 94402-1708; telephone number: 650-343-9300. GLB is a self-administered and self-managed REIT with a diversified portfolio of properties including industrial, office, multi-family, retail and hotel properties. In addition, two associated companies of GLB (including GC) manage similarly diversified portfolios. Combined, the portfolios encompass approximately 28.8 million square feet and are spread among 24 states throughout the country.

     As described under "Background and Reasons for the Asset Sale," the Partnership has an agreement with GC, as successor by merger to GIRC, which provides that GC is to provide partnership administration, asset administration and property management services to the Partnership. Under its contract with GC, the Partnership pays GC a specified asset administration fee, which is fixed for five years (until December 31, 1999) subject to proportionate reduction in the year following the sale of any asset (the fee equals $597,000 for 1999). Under its contract with GC, the Partnership also pays GC: (i) sales fees of 2% for improved properties and 4% for land (which are payable in connection with the Asset Sale); (ii) a refinancing fee of 1% and (iii) management fees equal to 5% of gross rental receipts. The Partnership also reimburses GC for its expenses incurred in connection with providing its services to the Partnership. As part of this agreement, GC performs certain responsibilities for the General Partner of the Rancon Partnerships, and Rancon Financial Corporation agreed to cooperate with GC should GC attempt to obtain a majority vote of the limited partners to substitute itself as the General Partner of the Rancon Partnerships.

     Under its contract with the Partnership, GC was entitled to liquidated damages of $2,110,306 if the contract was terminated by the Partnership prior to January 3, 2000. In August 1998, GC agreed to waive its right to such liquidated damages in exchange for the agreement of the Partnership that from such date through December 31, 1999, the Partnership will pay to GC asset administration fees and management fees (regardless of whether the Partnership sells any of its Properties during such time) in an amount equal to the greater of (a) the amount of asset administration fees and management fees in effect as of August 1998 (an asset administration fee equal to $67,165 per month and a monthly management fee equal to the actual property management fees for the period January 1, 1998 through June 30, 1998 multiplied by two) reduced only for such asset administration fees and management fees, respectively, as are applicable to the Shadowridge Woodbend Apartments that were sold in June 1998 by the Partnership or (b) the amount payable under the terms of the contract between GC and the Partnership.

     For the years ended December 31, 1996, 1997 and 1998, GC was paid aggregate fees of $1,269,060, $1,347,717 and $1,422,213, respectively, by the Partnership pursuant to such agreement. In addition, for the years ended December 31, 1996, 1997 and 1998, GC had expenses of $382,335, $393,582 and $304,437, respectively, reimbursed by the Partnership pursuant to such agreement. The Partnership currently estimates that for 1999 it will pay GC sales fees of approximately $1,059,000 (assuming the Properties are sold for the values reflected in the Appraisals), management fees of $329,537, asset administration fees of $637,726, and no refinancing fees, although the actual amount of the sales fees may be materially different from such estimate depending on the actual amount for which the Partnership's Properties are sold.

     Neither GLB, GC or GPLP is an affiliate of the General Partner or the Partnership.

Effect of the Asset Sale; Dissolution

     In accordance with the Partnership Agreement, ninety days following the sale of all of the Properties and the receipt in cash of the proceeds thereof, the Partnership will be terminated and dissolved, and the Partnership intends to wind up its affairs as soon thereafter as possible. The Partnership currently estimates that all the Properties will not be sold and all the proceeds from such sales received prior to at least early 2000, and potentially not until 2001. See "Terms of the Asset Sale" above. There can be noassurance, however, that the sale of all of the Properties and the receipt of all the proceeds from such sales will take place in accordance with such estimated time frame. It is possible that it will take more time than was initially estimated to sell all of the Properties and receive all of the proceeds from such sales, including all proceeds from installment sales. See "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION."

Distribution of Net Proceeds

     In connection with the sale of the Partnership's Properties and the termination, dissolution and winding up of its affairs, the Partnership intends to distribute to Unitholders (A) the net proceeds of the sale of the Properties after deducting the expenses ofthe sale, repaying any Property Loans, and payment of certain fees (including applicable fees to GC (see "Certain Information Regarding GLB") and fees to any listing brokers (see "Terms of the Asset Sale")), and (B) the net proceeds, if any, from the disposition (or realization) of any remaining Partnership assets (such as accounts receivable) after payment of and provision for all Partnership liabilities. The timing of the distribution of any net proceeds from sales of the Properties will depend on when sales of the Properties can be completed (including the receipt of the proceeds from such sales) and the Partnership dissolved, which cannot be predicted with certainty. There is no current agreement or understanding with any third party to sell or dispose of any of the Properties. Under the Partnership Agreement, the Partnership is to make annual (on or before the last day of October of the fiscal year following the fiscal year such cash is received by the Partnership), or more frequent distributions of cash from the sale of properties. Given the time needed to solicit consents to the Asset Sale and Dissolution Proposal, market the Properties, and close the sale of the Properties, and given that the Partnership anticipates that a portion of the purchase price for some Properties will be paid with promissory notes of the buyers in favor of the Partnership with terms currently anticipated to range from approximately six to eighteen months, the Partnership does not presently anticipate that the sale of all of the Partnership's Properties will be consummated and all of the cash proceeds thereof received by the Partnership prior to at least early 2000, and potentially not until 2001. Prior to completion of the sale of all of the Properties and the receipt in cash of the proceeds thereof, the General Partner currently intends, but is not obligated, to make interim distributions, from time to time, of all or a portion of the net proceeds from sales of the Properties. The General Partner also intends to distribute in 1999 the net proceeds received by the Partnership from the sale of the Perris Land.

     All distributions are subject to the following: (i) distributions may be restricted or suspended for limited periods when the General Partner determines in its absolute discretion that it is in the best interests of the Partnership; and (ii) all distributions are subject to the payment of Partnership expenses and maintenance of reasonable reserves for debt service, alterations, improvements, maintenance, replacement of furniture and fixtures, working capital and contingent liabilities. Pending distribution to the Partners, any net proceeds of sales of the Properties will be held by the Partnership in government securities and interest-bearing accounts.

     Net proceeds available for distribution from the Asset Sale and Dissolution (and net proceeds available for distribution from the sale of the Perris Land) will be distributed to the Unitholders in proportion to and to the extent of the positive balances of their capital accounts determined as of the date of distribution and after making the allocations of Partnership net income and Partnership net loss to such date. Assuming the Asset Sale and Dissolution is consummated, the General Partner will not receive any of the net proceeds from sale of the Properties (or from the sale of the Perris Land) or upon dissolution with respect to its general partnership interests. See "BENEFITS OF THE ASSET SALE AND DISSOLUTION AND POSSIBLE CONFLICTS OF THE GENERAL PARTNER AND ITS AFFILIATES" below. Unitholders who sell their Units prior to declaration of a distribution will not be entitled to receive any such subsequent distributions, as distributions will only be made to holders of Units in accordance with the Partnership Agreement.

     As indicated above under "Terms of the Asset Sale," a condition to sales of the Tri-City Properties will be that the price at which the sale of such Properties is made shall at least equal the appraised value of the Properties being sold as reflected in the Appraisals and a condition to the sale of the Remaining Properties (which may take longer to sell than the Tri-City Properties) willbe that the price at which the sale of such Properties is made shall at least equal the appraised value of the Properties being sold as reflected in the Appraisals or in any later new or updated appraisal obtained by the Partnership from CBRE or another independent appraiser.

       - Assuming,  for   purposes   of illustration, that all the Partnership's
         Properties are sold for an aggregate sales price for the Properties equal to their appraised market values as of January 1999 reflected in the Appraisals, the Partnership will receive approximately $47,350,00 in consideration.

       - The consideration to be received by the Partnership from the sale of the Properties will be reduced by the amount required to repay the Property Loans.

       - As of March 31, 1999, the aggregate outstanding balance of the Property Loans (principal and accrued interest) was approximately $15,965,000. As a result, assuming the Properties are sold for their appraised values as of January 1999, the Partnership will receive approximately $31,385,000 in consideration after repayment of the Property Loans.

       - Assuming the foregoing aggregate proceeds of $31,385,000 from the sale of the Properties after deducting the repayment of any Property Loans, and assuming $5,324,000 in aggregate proceeds from the dis-position (or realization) of any remaining Partnership assets after payment of and provision for all Partnership liabilities (based on the net assets of the Partnership (other than investments in real estate) as of March 31, 1999), the General Partner believes that an aggregate of approximately $36,709,000 (the "Estimated Net Proceeds") of the foregoing amounts would be available for distribution, prior to the costs and expenses of the Asset Sale and Dissolution.

       - Assuming that the costs and expenses of the Asset Sale and Dissolution (including, for example, sales fees, asset administration fees and management fees to be paid to the Partnership's asset and property manager, Glenborough Realty Trust Incorporated, and accounting fees) equal 8% of the aggregate sales price of the Properties, the General Partner believes that an aggregate of approximately $32,921,000 (the "Estimated Net Distributable Cash") of the Estimated Net Proceeds would be available for distribution to the Unitholders as a result of the Asset Sale and Dissolution.

       - Assuming Estimated Net Distributable Cash of $32,921,000, and by dividing this amount by the number of Units issued and outstanding as of the record date, the General Partner currently estimates that the Unitholders would receive out of the Estimated Net Distributable Cash approximately $428 per Unit.

Although the Estimated Net Distributable Cash takes into account an estimate of the sales and dissolution costs to the Partnership, the Estimated Net Distributable Cash does not otherwise take into account any operating income (such as rental income) or certain operating expenses of the Partnership for any period after March 31, 1999 and prior to the time the Properties are sold and the Partnership dissolved, which is likely to affect the amount of Net
Distributable Cash actually available for distribution to the Unitholders. Assuming consummation of the Asset Sale and Dissolution, the General Partner will not receive any of the net proceeds from sales of the Properties or upon dissolution with respect to its general partnership interests.

     There can be no assurance that any sale or sales of the Properties will be consummated or that any of the foregoing estimates will be realized, including that $428 per Unit will be the actual aggregate amount distributed to Unitholders as a result of the Asset Sale and Dissolution. Unitholders, in determining whether to consent to the Asset Sale and Dissolution Proposal, are cautioned not to attribute undue certainty to the foregoing estimates, which are based on a variety of assumptions relating to the Properties, general business and economic conditions and other matters. The amount of the proceeds from the sale of the Properties, the estimated amount to be distributed to Unitholders, and the date prior to which consummation of the sale of the Properties and receipt in cash of the proceeds thereof is not anticipated to occur are based on the Partnership's current estimates and are subject to various and significant uncertainties, many of which are beyond the Partnership's control, that could cause the actual results to differ materially from the Partnership's expectations. A number of such uncertainties are described under "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION -- Estimates, Including Estimates of the Aggregate Distributions to be Received by Unitholders as a Result of the Asset Sale and Dissolution, May Not be Realized." THE ACTUAL DISTRIBUTIONS TO BE RECEIVED BY UNITHOLDERS FROM THE ASSET SALE AND DISSOLUTION OF THE PARTNERSHIP COULD, FOR THE FOREGOING REASONS, VARY MATERIALLY, FROM THE ABOVE ESTIMATE PER UNIT, AND MAY BE SUBSTANTIALLY LESS. In certain circumstances, such as if the Properties are sold for prices in excess of their appraised values, or if the costs and expenses of the Asset Sale and Dissolution are less than currently estimated by the General Partner, the actual distributions to be received by Unitholders from the sale of the Properties and dissolution of the Partnership could exceed the above estimate. See "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION" and "SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS, INCLUDING ESTIMATES." If the Partnership determines at any time prior to Dissolution that the amount of distributions resulting from the Asset Sale and Dissolution will be more than ten percent less than the estimate set forth in this Statement, the Partnership will provide to Unitholders an informational supplement to this Statement. If the Partnership makes such determination during this Solicitation of consents from Unitholders to the Asset Sale and Dissolution Proposal or after consent to this proposal has been obtained but prior to the Partnership having obligated itself to sell any of the Properties (e.g., through acceptance of bids, entering into sales agreements or otherwise), the
Partnership will also resolicit consents to the Asset Sale and Dissolution Proposal.

     The Partnership has made the following distributions since its inception:

                                                      Weighted
                                                    Average Number Distributions
                                                      of Limited        Per
           General                                  Partnership       Limited
           Partners   Limited Partners   Total         Units        Partnership
Year     Distributions Distributions Distributions  Outstanding        Unit
----     ------------- ------------- -------------  -----------    ------------
1985     $   44,000   $   400,000    $   444,000    22,121         $ 18.08
1986        213,000     1,914,000      2,127,000    40,958           46.73
1987        252,000     8,000,000      8,252,000    63,202          126.58
1988        223,000     4,100,000      4,323,000    80,000           51.25
1989        180,000     1,619,000      1,799,000    80,000           20.24
1990        179,000     1,619,000      1,798,000    80,000           20.24
1991        270,000     2,428,000      2,698,000    80,000           30.35
1992              -             -              -    80,000               -
1993              -             -              -    79,949               -
1994              -             -              -    79,901               -
1995              -             -              -    79,850               -
1996              -             -              -    79,846               -
1997              -             -              -    79,846               -
1998         40,000     3,960,000      4,000,000    76,828           51.54
1999
(through
  May 31,         -             -              -    76,765               -
  1999)
          ---------    ----------     ----------
 Totals  $1,401,000   $24,040,000    $25,441,000
         ==========   ===========    ===========

Operation of the Properties Prior to the Asset Sale

         Prior to any sale of the Properties, the Partnership currently intends to operate and maintain such Properties in substantially the same manner as they have been operated and maintained prior to the date hereof.

Regulatory Requirements

         There are no federal or state regulatory requirements which must be complied with, nor are there any such governmental consents or approvals that must be obtained, other than the approval of the Unitholders solicited by this Statement, in connection with the Asset Sale. There are certain regulatory requirements under the laws of the State of California which must be complied with in connection with the dissolution of the Partnership, principally the winding up of the affairs of the Partnership. A Certificate of Dissolution and a Certificate of Cancellation (canceling the Partnership's Certificate of Limited Partnership) shall be filed with the Secretary of the State of California in accordance with the California Uniform Limited Partnership Act. These regulatory requirements will be complied with at the time of the dissolution.

Accounting Treatment

         The consent of the Unitholders to the Asset Sale and Dissolution Proposal will not impact the accounting treatment applied to the Partnership in its financial statements prepared in accordance with generally accepted accounting principles. The Partnership will classify as "held for use" or "held for future development," all of its operating and undeveloped properties until such time as an acceptable buyer is identified and an offer which is reasonably assured of consummation is obtained. At that time, the Partnership will reclassify the appropriate portions of its assets to "held for sale," and depreciation will be discontinued.

         The Partnership performs periodic reviews of the carrying value of its assets to consider changing market conditions and changing plans for its various properties. As in prior periods, the Partnership may make additional adjustments to the carrying value of certain assets to reflect estimated fair value prior to the sale of a particular property, if conditions so warrant.

         When the sale price and timing of the last property disposal is reasonably determinable, the Partnership will adopt liquidation basis accounting in that quarter. At that time, all assets and liabilities will be adjusted to their settlement amounts and an amount to be distributed to the Unitholders upon liquidation will be estimated.

Failure to Approve the Asset Sale and Dissolution Proposal

         If the Unitholders fail to approve the Asset Sale and Dissolution Proposal, the Partnership will continue to operate the Properties and attempt to sell such properties in single or multiple sales and develop properties it deems developable and would improve the Partnership's return on investment. Any such sale or sales will generally not require approval of the Unitholders unless it involves the sale of all or substantially all of the assets of the Partnership (as defined in the Partnership Agreement) in a single sale or in multiple sales in the same 12-month period (other than in the liquidation and winding up of the business of the Partnership upon its termination or dissolution). See "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION."

                   FAIRNESS OF THE ASSET SALE AND DISSOLUTION

General Partner Recommendation

         Daniel L. Stephenson, as the individual general partner and as the Director of Rancon Financial Corporation has approved the Asset Sale and Dissolution Proposal and directed that the Asset Sale and Dissolution Proposal be submitted to the Partnership's Unitholders for consent with the recommendation that Unitholders consent. In considering whether to submit the Asset Sale and Dissolution Proposal to the Unitholders, the General Partner considered the alternatives to a sale of the Partnership's Properties and dissolution of the Partnership. The primary alternative is for the Partnership to continue to operate the Properties in substantially the same manner as it has in the past and to attempt to sell such Properties in single or multiple sales and develop the Properties it deems developable and which would improve the Partnership's return on investment. As indicated below, the General Partner believes, however, that current market conditions are favorable for a sale of the Properties. The General Partner also considered other factors in rejecting the alternative of continuing to operate the Properties and instead proposing the Asset Sale and dissolution. The principal factors taken into consideration in approving the Asset Sale and Dissolution Proposal and in recommending that Unitholders consent to the Asset Sale and Dissolution Proposal were:

         (i) A condition to any sale or sales of the Tri-City Properties is that the purchase price at least equal the appraised value of the Properties being sold as reflected in the Appraisals, and a condition to the sale of the Remaining Properties (which may take longer to sell than the Tri-City

Properties) will be that the price at which any sale of such Properties is made shall at least equal the appraised value of the Properties being sold as reflected in the Appraisals or in any later appraisal obtained by the Partnership;

         (ii) The Asset Sale, Dissolution of the Partnership and distribution of net proceeds will result in an accelerated return of capital to the Unitholders;

         (iii) The fact that the Properties have been held longer than their originally anticipated holding period;

         (iv) The purchase price for the sale of the Properties will be achieved by soliciting bids from multiple unaffiliated third parties and/or by arms' length negotiations with unaffiliated third parties;

         (vii) To the extent Partnership properties are not sold they will continue to subject the Partnership to the risks inherent in the ownership of property such as fluctuations in occupancy rates, operating expenses and rental rates, which in turn may be affected by general and local economic conditions, the supply and demand for properties of the type owned by the Partnership and federal and local laws and regulations affecting the ownership and operation of real estate;

         (vi) The General Partner's belief that current market conditions are favorable for a sale of the Properties because (i) although the markets in which the Properties are located and real estate markets in general have been proven to be volatile over time, the General Partner believes that both the market for the properties in the Tri-City Corporate Centre area and real estate markets in general have significantly improved from the most recent recession in real estate; (ii) the operations of the improved properties are relatively stable;
(iii) the development of the majority of the Partnership's unimproved properties cannot be done on an economical basis for several years; and (iv) the real estate capital markets are active. In addition, the General Partner believes that the demand for properties by real estate investment trusts will rebound in 1999 which, if it occurs, could enhance both the price and marketability of the Partnership's Properties. The General Partner believes that there are a significant number of potential buyers of the Tri-City Properties which should help maximize the proceeds from sales of the Tri-City Properties. Although the General Partner believes that 1999 represents an advantageous time for sellers of commercial properties, the General Partner believes that conditions beyond this year are less predictable; and

         (vii) The level of distributions to the Unitholders (which have been lower than originally anticipated).

         The primary disadvantages of disposing of the Properties pursuant to the Asset Sale and Dissolution Proposal are as follows:

         (i) There can be no assurance that the Asset Sale and Dissolution will result in greater returns to Unitholders than a continuation of the Partnership. With respect to the Partnership's Properties, as a result of the Asset Sale and Dissolution, the Partnership will not benefit from possible improvements in economic and market conditions which could produce increased cash flow and enhance the sales price of the Properties; and

         (ii) Unitholders who purchased their Units during the initial public offering of the Units may not receive aggregate distributions, including distributions from the Asset Sale, equal to the money that they originally invested in the Partnership. See "THE ASSET SALE AND DISSOLUTION PROPOSAL Distribution of Net Proceeds" and "CERTAIN FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE ASSET SALE AND DISSOLUTION."

         FOR THE FOREGOING REASONS, THE GENERAL PARTNER OF THE PARTNERSHIP HAS APPROVED THE ASSET SALE AND DISSOLUTION PROPOSAL, BELIEVES THAT THE ASSET SALE AND DISSOLUTION PROPOSAL IS IN THE BEST INTERESTS OF THE UNITHOLDERS, AND RECOMMENDS THAT UNITHOLDERS CONSENT TO THE ASSET SALE AND DISSOLUTION PROPOSAL.

Appraisals of Properties

     In determining the fairness of the Asset Sale and Dissolution Proposal, the General Partner has relied in part upon appraisals (a summary of which is attached hereto as Appendix A and incorporated herein by this reference) prepared by an independent appraiser CB Richard Ellis, Inc. ("CBRE") to establish the fair market value ("Appraised Value") of the Properties. As indicated under "THE ASSET SALE AND DISSOLUTION PROPOSAL - Terms of the Asset Sale," a condition to the sale of the Tri-City Properties will be that the price at which the sale is made shall at least equal the appraised value of the Properties being sold as reflected in the CBRE Appraisals. A condition to the sale of the Remaining Properties (which may take longer to sell than the Tri-City Properties) will be that the price at which the sale of such Properties is made shall at least equal the appraised value of the Properties being sold as reflected in the Appraisals or in any later independent appraisal obtained by the Partnership. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - Terms of the Asset Sale." CBRE also appraised the properties in the Tri-City Corporate Centre owned by Fund V. Such appraisals were conducted using the same methodology and are subject to the same assumptions, limitations and qualifications as described below for the Partnership's Properties. In preparing the Appraisals, CBRE was engaged to determine the fair market value of the Properties without taking into account the specific financial interest of any person. CBRE's Appraisals were certified by MAI appraisers who were employees of CBRE. The General Partner believes that the use of a single independent appraiser, applying consistent methodology and criteria in assessing the value of the Partnership's Properties, increased the likelihood that the value of such assets would be determined on a fair, consistent and unbiased basis.

     Selection and Qualifications of Appraiser . In April 1998, the General Partner sought proposals from three different institutional appraisers, and selected CBRE primarily on the basis of cost and reputation. CBRE has provided information, research, investment banking, consulting and real estate brokerage services to clients located throughout the United States, including financial advisory services, asset and securities valuations, industry and company research and analysis, litigation support and expert witness services, and due diligence investigations in connection with both publicly registered and privately placed securities transactions. CBRE's appraisal services division was formed in 1944 and its practice principally involves real estate partnerships, real estate partnership securities and real estate assets typically owned through partnerships. CBRE has substantial experience and expertise in assessing the value of real estate, having prepared real estate appraisals for over 54 years.

     CBRE was originally engaged to provide the Appraised Values of the Tri-City Properties as of June 1, 1998. After receipt by the Partnership of such appraisals, the Partnership requested that CBRE (a) update the appraisals of the Tri-City Properties (primarily by resurveying the applicable real estate markets) to establish their fair market values as of January 1, 1999, and (b) appraise the two Remaining Properties to establish their fair market values as of January 1999 (the appraised value for the Lake Elsinore Plaza Property is as of January 27, 1999 and the appraised value for the Rancon Towne Village (Temecula) Property is as of January 22, 1999).

     Summary of Methodology . Appraisers typically consider three approaches to value: the market data or sales comparison approach, the income approach and the cost approach. The market data or sales comparison approach involves a comparative analysis of the subject property with other similar properties that have sold recently or that are currently offered for sale in the market. The income approach involves an economic analysis of the property based on its potential to provide future net annual income. The cost approach involves an economic analysis of the cost to produce a substitute property with equivalent utility.

     Pursuant to the request of the Partnership, the Appraisals were performed using the income approach and the sales comparison approach for income-producing properties. Only the sales comparison approach was used for properties consisting of unimproved land ("Land"), since the income approach is typically not used by buyers of such property. The Partnership's Properties were appraised by CBRE in accordance with the Uniform Standards of Professional Appraisal Practice ("USPAP"). The Appraisals are "limited appraisals" as defined by the USPAP, because CBRE excluded the cost approach and abbreviated the sales comparison approach. The cost approach, although considered, was not used by CBRE for any Properties because (i) CBRE believes the cost approach is generally not deemed a reliable indicator of value due to the imprecise nature of estimating accrued depreciation affecting improvements, and (ii) CBRE determined that participants in the real estate market in the areas where the Partnership's Properties are located are not generally relying on such method in buying, selling or investing in real property. Properties were appraised by CBRE individually and not as groups or packages of Properties.

     Valuation  Methodology  -  Improved  Properties  Income  Approach.   CBRE's
     -----------------------------------------------------------------
valuation has been based in part upon information supplied to it by GC, as the manager of the Properties and the Partnership, including but not limited to: rent rolls, building reports; lease information; financial schedules of current lease rates, income, expenses, cash flow and related financial information;
property descriptive information; prior appraisals; and, where appropriate, proposed sales terms, sales agreements and supporting documentation. CBRE relied upon such information and assumed that the information provided by GC and the Partnership was accurate and complete and did not attempt to independently verify such information.

     CBRE also interviewed and relied upon GC's management personnel to obtain information relating to the condition of each property subject to the Asset Sale, including any deferred maintenance, capital budgets, environmental conditions, status of on-going or newly planned property additions, reconfiguration, improvements, and other factors affecting the physical condition of the property improvements. CBRE also interviewed GC's management personnel regarding competitive conditions in property markets, trends affecting the properties subject to the Asset Sale, certain lease and financing factors, and historical and anticipated lease revenues and expenses. CBRE also reviewed historical operating statements for each of the Properties subject to the Asset Sale.

     Based on the lease and market rent analysis, rental revenue projections were developed for each income-producing property subject to the Asset Sale based on the terms of existing leases and based on analysis of market rents and historical rents achieved at the property).

     Expenses were analyzed based upon a review of 1996, 1997 and/or 1998 (through October 31, 1998) actual expenses. CBRE also reviewed, among other things, data on expenses for comparable properties appraised by CBRE. In addition, CBRE consulted with CB Richard Ellis Property Managers, an affiliate of CBRE engaged in property management. Inflation and growth rates were estimated by CBRE based on those assumptions typically used by buyers and sellers in the local marketplace, which were derived, in part, from published surveys of real estate brokers and investors.

     CBRE considered two methods to determine valuation under this income approach - a direct capitalization method and a discounted cash flow method.
Direct capitalization is a method used to convert a single year's estimated stabilized net operating income into an indication of value. Under this method, the income producing capacity of a property on a stabilized basis is determined by estimating market rent from comparable rentals, making deductions for vacancy and collection losses and building expenses, and then capitalizing the net income at a market-derived rate to yield an estimate of value. In determining an overall capitalization rate, CBRE reviewed overall capitalization rates indicated by comparable sales and published surveys of brokers, investors and other real estate market participants. CBRE also interviewed various commercial real estate brokers. Net operating income was capitalized at a capitalization rate as estimated in accordance with the comparable sales transaction data. Under the discounted cash flow method, periodic cash flows (consisting of net income less leasing commissions and applicable reserves per period) and a reversionary value, if any (based on an assumed sale at the end of the holding period, estimated for such purpose by capitalizing the following year's net operating income), after deducting appropriate sales expenses, are estimated and discounted to present value. Distinct discount rates were applied to the operating cash flow projections and the reversionary values. The discount rates employed were based on target rates of return and capitalization criteria used by commercial property investors. CBRE derived this information, in part, from published surveys of brokers, investors and other real estate market participants.

     Valuation  Methodology - Improved  Properties - Sales Comparison  Approach.
     ---------------------------------------------------------------------------
Based upon actual and proposed sales  transactions  identified in the respective

Properties' region, indices of value for the Properties were derived considering the respective Properties' age, location and other factors. The indices of value primarily included price per square foot. Adjustments were applied to the indices of value derived from the comparable sales transactions. The indices of value were applied to the Properties to estimate value in accordance with the sales comparison method. Price per square foot as estimated by reference to comparable sales transactions was multiplied by the rentable square footage of the respective Properties to derive an estimate of value.

     Valuation   Methodology   -   Unimproved   Land.   Since   certain  of  the
     ------------------------------------------------
Properties are Land, CBRE has estimated the value of the fee simple interest in the Land based on the sales comparison approach (and has not utilized the income or cost approaches to valuation).

     The sales comparison approach utilizes indices of value derived from actual or proposed sales of comparable properties to estimate the value of the subject Land. For land valuations, a unit of comparison typically analyzed for similar properties, price per square foot of land, was utilized in applying the sales comparison approach to the subject property.

     In conducting the property valuation, representatives of CBRE performed site inspection of the Land properties within the Tri-City Properties in May and June 1998 and the Land properties within the Remaining Properties in December 1998 and January 1999. In the course of each Land property site visit, the information on the local market was gathered. Information gathered during the site inspection was supplemented by a review of published information concerning economic, demographic and real estate trends in the subjects' market.

     Based upon actual and proposed land sales transactions identified in the respective Land's region, indices of value for the Land were derived considering the respective location and other factors. The indices of value included price per square foot of land which were applied to the separate Land parcels to estimate value in accordance with the sales comparison method. Price per square foot as estimated by reference to comparable sales transactions was multiplied by the total square footage of the respective Land parcels to determine an estimate of value for the unimproved Land.

     No appraisal methodology, including the sales comparison approach, was applicable to the North River Tower parcel of Land. Such parcel of Land was part of a landfill operated by the City of San Bernardino (the "City") from approximately 1950 to 1960. There are no records of which the Partnership is aware disclosing that hazardous wastes exist at the landfill other than a recent report prepared for the City by an outside consulting firm indicating small trace amounts at the landfill which the Partnership believes at this time, based on the information known to it, are not of material significance. The Partnership believes that the Partnership's landfill monitoring program currently meets or exceeds all regulatory requirements. The Partnership is currently working with the Santa Ana Region of the California Regional Water Quality Control Board and the City to determine the need and responsibility for any further testing. There is no current requirement to ultimately clean up the site, however, no assurance can be made that circumstances will not arise which could impact the Partnership's responsibility related to the property. The General Partner instructed CBRE that CBRE was not required as part of its engagement to ascertain what would have to be done, and the cost thereof, to build on such parcel of Land as the Partnership did not believe the expense of the testing and preparatory work necessary for such an evaluation (including determining how much of such parcel is over the actual landfill and the composition of such landfill) to be justified. As a result, CBRE indicated that such Land parcel is of indeterminate value.

     CBRE in evaluating price per square foot considered the highest and best use of the Land parcels as though vacant as follows:

   Highest and Best Use of the
  Subject Site as Though Vacant         Property Name
  -----------------------------         -------------

Hold for future development of         Brier Business Center; Vanderbilt
commercial uses                        Tower; Brier Plaza; South Palm Court
                                       Pad 1; South Palm Court Pad 2

Develop with commercial
 retail oriented uses                  Rancon Towne Village; Lake Elsinore
                                       Plaza

Hold for future development
 of industrial/R&D uses                Inland Regional Center -- Phase II

 Attempt to donate to
 government agency                     North River Tower


     Conclusions as to Value. Based upon the review as described above, it is CBRE's opinion that the market value of the leased fee interests or fee simple interests in the Tri-City Properties as of January 1, 1999 and in the two Remaining Properties as of January 27, 1999 and January 22, 1999, respectively, is:

  Property Name                                      Value
  -------------                                      -----

                               Tri-City Properties

  Carnegie Business Center I                    $3,200,000
  Circuit City                                   5,500,000
  Inland Regional Center                         6,200,000
  One Vanderbilt                                 6,800,000
  Promotional Retail Center                      6,750,000
  Service Retail Center                          2,700,000
  TGI Friday's                                   1,760,000
  Two Vanderbilt                                 6,060,000
  Mimi's Cafe and Office Max                     3,450,000
  North River Tower                                      0 **
  Brier Business Center                            295,000 *
  Vanderbilt Tower                                 560,000 *
  Inland Regional Center - Phase II                505,000 *
  Brier Plaza                                      255,000 *
  South Palm Court Pad 1                           220,000 *
  South Palm Court Pad 2                           140,000 *
                       -                           -------
         Total for Tri-City Properties:         $44,395,000 +

                              Remaining Properties

  Lake Elsinore Plaza                           $2,450,000
  Rancon Towne Village                             505,000
                                                 ---------
         Total for Remaining Properties:        $2,955,000

         TOTAL FOR ALL PROPERTIES:              $47,350,000
                                                ===========


-------------------------------------------------

         * Several of the Properties are encumbered by bond assessments. In the case of each of the asterisked Properties, one such assessment is high enough to effect the value of the property. The bond does not have to be paid off early, however, the payoff amount has been used as an adjustment to determine a value of the property net of the bond assessment, which is the amount shown in the table and which is the amount for which the Property must be sold as a term and condition of the Asset Sale. The value of all of the Properties (as of January 1, 1999 for the Tri-City Properties and as of January 27, 1999 and January 22, 1999, respectively, for the two Remaining Properties) not deducting the aggregate bond payoff amount is $47,757,500.

         + Appraisals of the Partnership's Tri-City Properties as of June 30, 1997, conducted by a different independent appraiser in connection with the rescinded September 30, 1997 agreement between the Part-nership and Glenborough (see "THE ASSET SALE AND DISSOLUTION PRO-POSAL - Background and Reasons for the Asset Sale - Rescinded 1997 Agreement to Sell All the Properties"), indicated an aggregate market value of the leased fee interests or fee simple interests in such properties of $34,085,000. At the time of the June 30, 1997 appraisals, Mimi's Restaurant and the Office Max had not been constructed and such properties were appraised as unimproved land with an aggregate value as of June 30, 1997 of $540,000. The June 30, 1997 appraisals also appraised the Lake Elsinore Plaza land as having a value as of June 30, 1997 of $2,200,000. Although the June 30, 1997 appraisals also included a value for Rancon Towne Village, the valuation of such property included nine parcels that were subsequently sold (the existing property consists of two par-cels). The June 30, 1997 appraisals are described in the Partner-ship's Definitive Proxy Statement, dated October 17, 1997, copies of which are available to Unitholders upon request to the Partner-ship.

              The appraisals of the Tri-City Properties as of June 1, 1998 conducted by CBRE and which were updated to determine the appraised value of such Tri-City Properties as of January 1, 1999 set forth above, indicated an aggregate market value of the leased fee interests or fee simple interests in such Tri-City Properties as of June 1, 1998 of $41,774,000 net of applicable bond assessments ($42,415,000 not deducting the aggregate bond payoff amount). At the time of the June 1, 1998 appraisals, Mimi's Restaurant and the Office Max had not been constructed and such properties were appraised as unimproved land with an aggregate value as of June 1, 1998 of $1,050,000 net of applicable bond assessments ($1,250,000 not deducting the aggregate bond payoff amount). The June 1, 1998 appraisals conducted by CBRE did not include the Remaining Properties. The June 1, 1998 appraisals are available for inspection by Unitholders at the Partnership's executive offices during business hours and upon reasonable notice to the General Partner. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - The Partnership."

         ** As CBRE has indicated that such parcel of Land is of indeterminate value based upon the information regarding such parcel currently known by the Partnership (see "Valuation Methodology - Unimproved Land" above), such parcel was assigned no value.

     Assumptions, Limitations and Qualifications of Appraisals . The Appraisals reflect CBRE's valuation of the real estate portfolios of the Partnerships as of January 1999 (as of January 1, 1999 with respect to the Tri-City Properties and as of January 22 and January 27, 1999, respectively, with respect to the two Remaining Properties) in the context of the market conditions existing as of such date and the information available on such date. Events occurring after the January 1999 dates of the Appraisals and before consummation of any sales of Properties comprising the Asset Sale, such as changes in capital markets (including changes in financing rates) that might affect demand for real property, changes in building occupancy, changes in tenant motivation with respect to the exercise of renewal options, or changes in real estate property markets, could affect the Properties or the assumptions used in preparing the Appraisals and result in higher or lower values of the

Properties if updated appraisals were conducted at such time. CBRE has no obligation to update the Appraisals on the basis of subsequent events.

     CBRE utilized certain assumptions to determine the appraised value of the Properties. The specific assumptions, limitations and qualifications made by CBRE in conducting the Appraisals include, among other things:

         - CBRE made no recommendation in its Appraisals whether to sell or hold the Properties at the appraised values.

         - CBRE assumed for purposes of the Appraisals that the Properties will be under prudent and competent management and ownership; neither inefficient or super-efficient.

         - CBRE generally assumed that all factual data furnished by the Partnership and its representatives (such as land dimensions, square footage, gross building areas, net rentable areas and historic operational data) was accurate and correct. No surveys of the boundaries of the Properties were undertaken by CBRE, and CBRE generally assumed that no encroachments to the realty exist.

         - All furnishings, equipment and business operations were generally disregarded by CBRE with only real property being considered. Any existing or proposed improvements, on or off-site, as well as any alterations or repairs considered, were assumed by CBRE to be completed in a workmanlike manner according to standard practices.

         - CBRE assumed that there are no hazardous materials on or in the Properties. If hazardous materials are present, the value conclusions of CBRE could change significantly. CBRE also generally assumed that the Partnership is in full compliance with all applicable federal, state and local environmental and other regulations, laws, restrictions and conditions (including those relating to decibel levels/noise envelopes, fire hazards, hillside ordinances, density, allowable uses, building codes, permits and licenses).

         - CBRE assumed that title to the Properties is clear and marketable and that there are no recorded or unrecorded matters or exceptions (including private deed restrictions) that would adversely affect marketability or value.

         - CBRE assumed that any existing improvements on the Properties are structurally sound, seismically safe and code conforming; that all building systems are, or will be upon completion, in good working order with no major deferred maintenance or repair required; that the roofs and exteriors are in good condition and free from
              intrusion   by   the  elements;   that  the  Properties  have been
              engineered in such a manner that they will withstand any known elements such as windstorm, hurricane, tornado, flooding, earth-quake, or similar natural occurrences; and, that the improvements, as currently constituted, conform to all applicable local, state, and federal building codes and ordinances. Since earthquakes are not uncommon in the areas where the Properties are located, CBRE assumed no responsibility due to their possible effect.

     The Appraisals are available for inspection by Unitholders at the Partnership's executive offices during business hours and upon reasonable notice to the General Partner. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - The Partnership."

     Compensation and Material Relationships . In exchange for preparing all the appraisals for the Properties and the Fund V properties, CBRE was paid a fee of $112,000, of which $56,000 was paid by the Partnership and $56,000 was paid by Fund V. CBRE also was paid $1,000 for its expenses in reviewing certain of the consent solicitation materials and related documentation, of which $500 was paid by the Partnership with the remainder paid by Fund V. In addition, CBRE is entitled to indemnification against certain liabilities, including certain liabilities under federal securities law. As indicated under "Selection and Qualifications of Appraiser," CBRE and two other companies originally submitted proposals to the General Partner, and the initial appraisal fees of CBRE were negotiated between the General Partner and CBRE on the basis of CBRE's proposal. Fees for the updated Appraisals were also negotiated between the General Partner and CBRE on the basis of a subsequent proposal by CBRE. Payment of the appraisal fees to CBRE is not dependent upon completion of the Asset Sale. Other than the appraisals for the Partnership and Fund V described above, neither the Partnership, the General Partner or any of their affiliates has engaged CBRE to render other appraisal or related services within the past three years. An affiliate of CBRE, CB Commercial Real Estate Group, Inc., serves as leasing agent for certain of the Partnership's and Fund V's Properties, seeking tenants for such properties and otherwise assisting the Partnership and Fund V in the leasing of such properties. In 1998 and in the quarter ended March 31, 1999, CB Commercial Real Estate Group, Inc. received aggregate fees of $198,526 and $141,429, respectively, from the Partnership, for its services as leasing agent. In 1998 and in the quarter ended March 31, 1999, CB Commercial Real Estate Group, Inc. received aggregate fees of $144,599 and $24,870, respectively, from Fund V for its services as leasing agent. CBRE and its affiliates have also, from time to time, rendered appraisal and related services to GLB and related entities and with respect to properties owned by GLB and related entities. Neither GLB nor its affiliates participated in the selection of CBRE to conduct the Appraisals.

       BENEFITS OF THE ASSET SALE AND DISSOLUTION AND POSSIBLE CONFLICTS
                    OF THE GENERAL PARTNER AND ITS AFFILIATES

     The General Partners will not receive any fees in connection with the Asset Sale and Dissolution.

     There is a potential conflict created by the Asset Sale because properties of an affiliated partnership, Fund V, owns properties in the Tri-City Corporate Centre area which may be packaged for sale with properties of the Partnership. The General Partner is the General Partner of Fund V, as well as the Partnership. In order to address this apparent conflict, bidders for any package of properties containing Tri-City Properties and Fund V properties will be required to specify how their overall bid is allocated among the individual properties in the package, and proceeds from the sales of any such package (as well as general expenses related to the sales) will be apportioned between the two partnerships based upon such allocation.

     Assuming the Asset Sale and Dissolution is consummated, the General Partners will not receive any distributions in connection with the Asset Sale and Dissolution. Assuming the Asset Sale and Dissolution is consummated, the Unitholders will receive 100% of all distributions made by the Partnership upon the Asset Sale and upon Dissolution. The General Partners presently have capital account deficits (the excess of (a) allocations of loss and distributions of cash to the General Partner over (b) allocations of income and capital contributions since the inception of the Partnership) as of December 31, 1998 in the aggregate amount of $556,614 (Daniel L. Stephenson: $417,309; Rancon
Financial Corporation: $139,305). The General Partners will be obligated to contribute cash to the Partnership in connection with the dissolution of the Partnership in the amount of the General Partners' final capital account deficits if the Partnership does not realize net income in a particular taxable year in an amount such that the net income allocable to the General Partners is sufficient to eliminate the capital account deficit. The Partnership anticipates that, upon the sale of all of the Properties, the Partnership will, in the aggregate, realize a net loss from such sales. Under the Partnership Agreement, the General Partners generally have authority to make all decisions with respect to the management of the Partnership and, under the Asset Sale and Dissolution Proposal, if approved, the General Partners will be authorized to sell the Partnership Properties, in one or a series of (related or unrelated) transactions, on such terms as are negotiated by the General Partner, which may include use of installment sales and seller financing. It is anticipated that, as permitted under the Partnership Agreement and the Asset Sale and Dissolution Proposal, the Properties will be sold in such a manner, using the installment method for sales of certain of the Properties, that will result in net income in a taxable particular year sufficient to eliminate the General Partners' capital account deficits. Specifically, it is anticipated that some Properties for which the Partnership will realize net income upon sale will be sold on the installment basis, under which a portion of the sales price will be received in the year of sale (presently anticipated to be 1999) with subsequent payments paid in subsequent periods (anticipated to be in 2000 or 2001), resulting in net income in the subsequent period sufficient to eliminate the General Partners' capital account deficits. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - Terms of the Asset Sale."

     Conversely, the General Partner may be adversely affected by the Asset Sale because subordinated real estate commissions, which are payable to the General Partner in the amount of $643,000 at March 31, 1999 for sales that transpired in previous years and for which the Partnership is contingently liable, will not be paid and will be eliminated. The subordinated real estate commissions are payable only after the Unitholders have received distributions equal to their original invested capital plus a cumulative non-compounded return of six percent per annum on their adjusted invested capital, which is not expected to be achieved as a result of the Asset Sale. However, consummation of the Asset Sale and dissolution of the Partnership will eliminate any liability of the General Partner for liabilities of the Partnership which could arise in the continued operation of the Partnership.

                      CERTAIN FEDERAL AND STATE INCOME TAX
                 CONSEQUENCES OF THE ASSET SALE AND DISSOLUTION

General

     The following summary is a general discussion of certain federal income tax consequences arising from the Asset Sale and Dissolution. The summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations thereunder, administrative rulings, practice and procedures and judicial authority as of the date of this Statement. All of the foregoing are subject to change, and any such change could affect the continuing accuracy of this summary. The summary does not address all aspects of federal income taxation that may be relevant to a particular Unitholder in light of such
Unitholder's specific circumstances, or that may be relevant to Unitholders subject to special treatment under the federal income tax laws (for example, foreign persons, dealers in securities, banks, insurance companies and tax-exempt entities), nor does it address any aspect of state, local, foreign or other tax laws. The Asset Sale and distribution of net proceeds will be a taxable transaction for federal income tax purposes, and may also be a taxable transaction under applicable state, local, foreign and other tax laws. EACH UNITHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO THE PARTICULAR TAX
CONSEQUENCES TO SUCH UNITHOLDER OF THE ASSET SALE, DISSOLUTION, AND DISTRIBUTIONS OF NET PROCEEDS, INCLUDING, WITHOUT LIMITATION, FEDERAL, STATE AND LOCAL TAX CONSEQUENCES.

Allocation of Income and Loss - Generally

     A partnership is not a taxable entity. Therefore, no federal income tax liability may be imposed upon a partnership. Instead, each partner is required to take into account in computing his or her income tax liability his or her allocable share of the partnership's items of income, gain, loss, deduction and credit (hereinafter referred to as "income or loss") in accordance with the partnership agreement. If the allocation of income or loss in the partnership agreement does not have "substantial economic effect" as defined in Code Section 704(b), the law requires the partnership's income or loss to be allocated in accordance with the partners' economic interests in the partnership. Generally, the distribution of cash attributable to partnership income is not a taxable event.

     For federal income tax purposes, the Partnership realizes and recognizes gain or loss separately for each Property sold (and in some cases, for each building which is part of a property). The amount of gain recognized for federal income tax purposes with respect to the sale of a Property, if any, will be an amount equal to the excess of the amount realized (i.e., cash or other consideration received reduced by the expenses of the sale) over the Partnership's adjusted tax basis for such asset. Conversely, the amount of loss recognized with respect to the sale of an asset, if any, will be an amount equal to the excess of the Partnership's adjusted tax basis over the amount realized by the Partnership for such asset. The "adjusted tax basis" of a Property is its cost (including nondeductible capital expenditures made by the Partnership at the time of purchase) with certain additions or subtractions for expenditures, receipts, losses, or other items that are properly chargeable to capital accounts during the period of time from acquisition of the Property until sale or other disposition. To determine the gain or loss on the sale or other disposition of a Property, tax basis must be (i) increased to include the cost of capital expenditures such as improvements, betterments, commissions and other nondeductible charges; and (ii) decreased by (a) items that represent a return of capital and (b) depreciation and amortization.

     Each Unitholder must report his or her allocable share of these gains and losses in the year in which the Properties are sold. Actual gain or loss amounts may vary from the estimates set forth below. Each Unitholder's allocable share of any gain or loss from the Asset Sale and Partnership net income or net loss from operations will be reflected on his or her applicable Schedule K-l (as determined in accordance with the allocation provisions contained in the Partnership Agreement discussed below).

     Under Section 702(a)(3) of the Code, a partnership is required to separately state, and the partners are required to account separately for, their distributive share of all gains and losses. Accordingly, each Unitholder's allocable share of any "Section 1231 gain or loss" and any depreciation recapture realized by the Partnership as a result of any sale of the Properties would be reportable by such Limited Partner on his or her individual tax return.
Section 1231 gains are those gains arising from the sale or exchange of "Section 1231 Property," which means (i) depreciable assets used in a trade or business or (2) real property used in a trade or business and held for more than one year. Conversely, Section 1231 losses are those losses arising from the sale or exchange of Section 1231 Property.

     If Section 1231 losses exceed Section 1231 gains, such losses would be treated as ordinary losses by the Unitholders. To the extent that Section 1231 gains for any taxable year exceed certain Section 1231 losses for the year, subject to certain exceptions (such as depreciation recapture discussed below), such gains and losses shall be treated as long-term capital gains. However,
Section  1231 gains will be  treated as  ordinary  income to the extent of prior
Section 1231 losses from any source that were treated as ordinary in any of the previous five years.

     Under the depreciation recapture rules of Sections 1245 and 1250 of the Code, a portion of the gain recognized upon the sale or other disposition of
Section 1231 Property may, to the extent of prior depreciation deductions, be taxed at a higher rate than the rate applicable to long-term capital gains ("Section 1245 gains" and "Section 1250 gains", respectively). The Partnership does not anticipate that it would have Section 1250 gains as a result of the Asset Sale, and that Section 1245 gains, if any, will be de minimis.

Capital Gains

     For individuals , trusts and estates, long-term capital gains (which include net gains recognized from the disposition of Section 1231 Property) generally are taxed at rates lower than those applicable to ordinary income. Net long term capital gains of such taxpayers will generally be taxed at a maximum federal income tax rate of 25% to the extent of "unrecaptured Section 1250 gains." Unrecaptured Section 1250 gain for a Property generally will be equal to the lesser of (a) the amount of gain recognized as a result of the sale of a Property or (b) the depreciation deductions allowed with respect to such Property. Remaining net long-term capital gains of such taxpayers generally will be taxed at a maximum federal income tax rate of 20%. Ordinary income (including
Section 1245 gain and Section 1250 gain) will be taxed at a maximum federal income tax rate of 39.6%. The determination of the tax rates for different taxpayers will vary depending on their particular circumstances.

Allocation of Gain and Loss from Sale of Properties

         In general, under Paragraph 11.3.5 of the Partnership Agreement, gain from the sale of Properties are allocated in the following order. First, Unitholders and General Partners having deficit capital account balances are allocated gains in proportion to and to the extent of their respective deficit capital account balances, provided, in no event shall the General Partners be allocated more than 5% of gain until the earlier of (i) the "Sale or Disposition of Substantially All of the Assets," or (ii) the distribution of cash other than Cash From Operations in an aggregate amount equal to the Unitholders' Original Invested Capital. The Sale or Disposition of Substantially All of the Assets occurs upon the sale of any Property if the amount of the Original Invested
Capital  capitalized  as part of the cost of such  Property,  together  with all

Original Invested Capital capitalized as part of the cost of all other Properties previously sold, exceeds 66-2/3% of the aggregate amount of Original Invested Capital capitalized as part of the cost of all Properties acquired by the Partnership. "Cash From Operations" generally means, with respect to any fiscal period, all cash receipts from operations in the ordinary course of business (except for the sale, exchange or other disposition of real property in the ordinary course of business). "Original Invested Capital" means the amount of cash contributed to the Partnership by each Limited Partner in consideration for his Units. It is anticipated that the Sale or Disposition of Substantially All of the Assets will occur in 1999, but, depending on when the Partnership's Properties are sold, it is possible that such event could occur in a later year. Following the Sale or Disposition of Substantially All of the Assets, it is anticipated that 100% of gain will be allocated to the General Partners to the extent of their deficit capital accounts. Second, such gain generally is allocated among the Unitholders until the capital account balance of each Unitholder equals the sum of such Unitholder's "Adjusted Invested Capital" for his or her Units plus the return provided for in paragraphs 11.2.1(ii), (iii),
(iv) and (v) of the Partnership Agreement. For this purpose, "Adjusted Invested Capital" equals the Unitholder's original capital contribution less any distributions (other than distributions of Cash From Operations) made to the Unitholder. Third, remaining gain (if any) is allocated to the General Partners and Unitholders as needed to first equalize the capital accounts of each Unitholder in proportion to the number of Units owned by such Unitholder, and then to bring (i) the capital accounts of all Unitholders (less the amount of the second allocation described above) and (ii) the capital account of the General Partners into a ratio of four-to-one. Thereafter, remaining gains (if any) are allocated 80% to the Unitholders and 20% to the General Partners.

     Loss from the sale of Properties generally is allocated 1% to the General Partners and 99% to the Unitholders, with the amount allocated to Unitholders allocated among them in proportion to the number of Units held by them. However, if some Unitholders or General Partners have or will have as a result of an allocation of loss a deficit balance in their capital accounts while other Unitholders or General Partners have or will have a positive balance in their capital accounts, then loss is not allocated to any Unitholder or General Partner in excess of the positive balance of his capital account until the balances of all of the Unitholders' or General Partners' capital accounts are reduced to zero. The General Partners presently have deficit capital accounts. It is therefore anticipated that all loss from the sale of Properties in a given year will be allocated to the Unitholders.

     The Partnership estimates it WILL recognize, in the aggregate with respect to all of its Properties, losses of approximately $8,406,582 as a result of the Asset Sale assuming the Properties are sold for the values reflected in the January 1999 Appraisals (with nothing paid for the North River Tower parcel of
Land), without taking into account any depreciation for 1999 or thereafter, and without taking into account the January 1999 sale of the Perris Land (for which a loss of $3,119,720 was realized). However, depending on the timing of sales of individual or groups of Properties and whether Properties are sold for cash or for cash and promissory notes, losses may be realized in some periods and gains in other periods. See "BENEFITS OF THE ASSET SALE AND DISSOLUTION AND POSSIBLE CONFLICTS OF THE GENERAL PARTNER AND ITS AFFILIATES."

Distribution of Net Proceeds

     In accordance with the Partnership Agreement, distributions of net proceeds and all other available cash prior to and after dissolution is commenced will be made in accordance with the Unitholders' and General Partners' capital accounts. Assuming the Asset Sale and Dissolution is consummated, it is expected that the General Partners will not receive distributions. After allocating net income or net loss to the Unitholders, with the concomitant tax basis adjustments, such distributions will not result in tax consequences to a Unitholder to the extent such distributions do not exceed such Unitholder's federal income tax basis in his or her Unit. To the extent that the amount of the distribution is in excess of such basis, such excess will be taxed as a long-term or short-term capital gain depending on a Unitholder's holding period.

     If upon a subsequent liquidation of the Partnership, a Unitholder has a basis remaining for his or her Units, the amount of such remaining basis will give rise, in the year of the liquidation, to a long-term or short-term capital loss, depending on the Unitholder's holding period. For individuals, trust and estates, the amount of net capital loss that can be utilized to offset ordinary income will be limited to the lesser of (a) the excess of net capital losses over the net capital gains from other sources recognized by the Unitholder during the tax year or (b) $3,000 ($1,500 in the case of a married individual filing a separate return). The excess amount of such net capital loss can be carried forward to subsequent years subject to the same limitation.

Passive Loss Limitations

     A Unitholder's allocable share of Partnership income or loss may be subject to the passive activity loss limitations. Unitholders who are individuals, trusts, estates, or personal service corporations may offset passive activity losses only against passive activity income. Unitholders who are closely held corporations may offset passive activity losses against passive activity income and active income, but may not offset such losses against portfolio income. A Unitholder's allocable share of any Partnership gain realized on the Asset Sale will be characterized as passive activity income. Such passive activity income may be offset by passive activity losses from other passive activity investments. Because the sale of the last Property pursuant to the Asset Sale will qualify as a disposition of the Partnership's activity for purposes of the passive loss rules, a Unitholder's allocable share of any Partnership loss realized as a result of the Asset Sale and any suspended Partnership losses from prior years will not be subject to the passive loss limitations in the taxable year of such sale.

Certain State Income Tax Considerations

     Because each state's tax law varies, it is impossible to predict the tax consequences to the Unitholders in all the state tax jurisdictions in which they are already subject to tax. Accordingly, the following is a general summary of certain common (but not necessarily uniform) principles of state income taxation. State income tax consequences to each Unitholder will depend upon the provisions of the state tax laws to which the Unitholder is subject. The Partnership will generally be treated as engaged in business in each of the states in which the Properties are located, and the Unitholders would generally be treated as doing business in such states and therefore subject to tax in such state. Most states modify or adjust the taxpayer's federal taxable income to arrive at the amount of income potentially subject to state tax. Resident individuals generally pay state tax on 100% of such state-modified income, while corporations and other taxpayers generally pay state tax only on that portion of state-modified income assigned to the taxing state under the state's own apportionment and allocation rules.


                             SELECTED FINANCIAL DATA
                     (in thousands except for per Unit data)

     The following selected historical financial data for the Partnership for each of the years in the five year period ended December 31, 1998, have been derived from the Partnership's audited financial statements. The data for the three months ended March 31, 1999 and March 31, 1998 have been derived from unaudited financial statements appearing in the Partnership's Quarterly Report on Form 10-Q for its quarter ended March 31, 1999, and which, in the opinion of the General Partner, includes all adjustments, consisting only of normal adjustments, necessary for the fair statement of the results for the unaudited periods. The selected financial data are qualified in their entirety by and should be read in conjunction with the Partnership's financial statements and related notes appearing in the Partnership's Annual Report on Form 10-K for the year ended December 31, 1998, and in the Partnership's Quarterly Report on Form 10-Q for its quarter ended March 31, 1999. These reports (without exhibits) appears as Appendices B and C hereto, respectively.


              For the three      For the       For the one        For the
               months ended     year ended     month ended       year ended
                March  31,       Dec. 31,        Dec. 31,       October 31,
              ------------     -----------     -----------      ------------
               1999    1998    1998    1997     1996   1995     1995     1994
               ----    ----    ----    ----     ----   ----     ----     ----
Rental Income $ 1,623  $1,910  $6,678  $7,275  $5,149  $   768  $ 5,784  $5,465

Gain (loss)
on sale of
real estate        (4)    (11)  5,457    (253)    ---      ---      ---     ---
Provision for
impairment
of real
estate
investments       ---     ---  (2,864)   (947)    ---      ---  (12,224)    ---
Net income
 (loss)
                 (132)   (218)  1,904  (3,066) (1,510)    (308) (13,417)   (663)
Net income
(loss) allo-
cable to
Limited
Partners         (132)   (218)  1,631  (3,066) (1,510)    (308) (13,417)   (663)

Net income
(loss)
per Unit        (1.72)  (2.83)  21.22  (38.40) (18.91)   (3.86) (168.03)  (8.30)

Total assets   45,252  53,314  45,509  53,401  52,695  48,282   49,321   59,537

Long-term
obligations    15,965  21,941  16,005  22,004  17,256  11,757   11,766   8,860

Cash
distribution
 per Unit     $   ---  $   --- $51.58  $  ---  $  ---  $  ---   $  ---   $  ---

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Outstanding Voting Securities; Record Date

     As of the Record Date, there were 76,767 Units outstanding, which represent all of the voting securities of the Partnership. Each Unit is entitled to one vote. Only Unitholders of record as of the Record Date, will be entitled to notice of and to execute and deliver a Consent Form.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of the Record Date, the beneficial ownership of Units of the Partnership held by Daniel L. Stephenson, the individual general partner of the Partnership and the sole shareholder, director and officer of Rancon Financial Corporation, the other general partner of the Partnership.

                                      Units
                                   Beneficially          Percent
   Name and Address                   Owned              of Class
   ----------------                   -----              --------

   Daniel L. Stephenson (IRA)            4                   *
   Daniel L. Stephenson                100                   *
     Family Trust
     27740 Jefferson Avenue
     Temecula, CA 92590
   ------------------
   *Less than 1%.

     There are no Unitholders holding five percent (5%) or more of the Partnership's issued and outstanding Units.

                         MARKET FOR UNITS; DISTRIBUTIONS

     There is no established public trading market for the Units.

     During the year ended December 31, 1998, a total of 287 Units were repurchased from Unitholders who had contacted the Partnership seeking avenues of liquidation for their Units. The purchase prices for such Units ranged from $290 to $316. Repurchased Units were retired.

     The Partnership has not declared or paid any cash distributions to Unitholders since 1991 except for a $4,000,000 distribution made in November 1998 as a result of the June 1998 sale of the Shadowridge Woodbend Apartments. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - Background and Reasons for the Asset Sale - Other Offers; Recent Sales of Properties" and "THE ASSET SALE AND DISSOLUTION PROPOSAL - Distribution of Net Proceeds."

                                  OTHER MATTERS

     There are no other matters other than as set forth in this Statement for which Consent Forms are being solicited.

     SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS, INCLUDING ESTIMATES

     This Statement contains forward-looking statements (including those within the meaning of the Private Securities Litigation Reform Act of 1995) with respect to the plans and objectives of the Partnership, the Asset Sale and Dissolution, distributions resulting from the Asset Sale and Dissolution, the timing of the Asset Sale and Dissolution, the financial condition and results of operations of the Partnership, general economic conditions, the real estate market in general and in the local markets where the Partnership's Properties are located, and other matters. Statements in this Consent Solicitation Statement that are not historical facts are hereby identified as
"forward-looking statements" including for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended. The words "estimate," "anticipate," "intend," "expect," "may," "believe," "project," "continue" and similar expressions (including the negative of such words or other variations thereon or comparable terminology) are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this Consent Solicitation Statement and the other documents incorporated herein by reference, including, but not limited to, the Partnership's Annual Report on Form 10-K for the year ended December 31, 1998 and the Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999.

     Such forward-looking statements, including, without limitation, those relating to the future plans and objectives of the Partnership, estimates of future distributions resulting from the Asset Sale and Dissolution, estimates of the timing of the Asset Sale, dissolution of the Partnership, and distribution of proceeds, future results of operations of the Partnership, and future business and economic conditions (including, without limitation, with respect to the real estate market in general and in the local markets where the Partnership's Properties are located), wherever such forward-looking statements occur in this Statement, are necessarily estimates reflecting the best judgment of the management of the Partnership and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. All forward-looking statements are necessarily speculative. Such forward-looking statements should, therefore, be considered in light of various important factors, risks and uncertainties, including those set forth in this Statement. Important factors, risks and uncertainties that could cause actual results to differ materially from estimates or projections contained in the forward looking statements include, without limitation:

         -    general economic conditions;

         - the condition of the real estate markets, in general, as well as in the Tri-City, Lake Elsinore and Temecula areas;

         -   amount of demand for the Partnership's Properties;

         - availability of capital for potential purchasers of the Partner-ship's Properties;

         - the ability of the Partnership to sell all of the Properties for their appraised values as reflected in the Appraisals;

         - the dates when the Properties are sold and the amount of any related Property loans at such time;

         -   the duration of any installment sale of any of the Properties;

         - the fees and expenses of any sales of Properties and Partnership assets;

         -   the fees and expenses of dissolving the Partnership; and

         - the amount of Partnership liabilities which must be satisfied or reserved for as part of the Asset Sale and Dissolution.

     Readers are cautioned not to attribute undue certainty to the forward-looking statements contained in this Statement (and in the documents incorporated by reference herein), which speak only as of the date thereof. The factors, risks and uncertainties that could cause actual events or results to differ materially from those referred to in the forward-looking statements and which are discussed above or in other sections of this Statement should not be assumed to be the only things that could affect any forward-looking statements and thus it should not be assumed that silence by the General Partner and the Partnership over time means that actual events are bearing out as estimated in such forward-looking statements. Except as may be required by applicable law, neither the General Partner nor the Partnership undertakes any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                           INCORPORATION BY REFERENCE

     The  following   documents,   which  have  been  previously  filed  by  the
Partnership with the Securities and Exchange Commission, are hereby incorporated herein by reference:

     (1) The Partnership's Annual Report on Form 10-K for the year ended December 31, 1998;

     (2) The Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, including, without limitation, the information set forth in Part I thereof; and

     (3) All other reports filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, since the end of the fiscal year covered by the Annual Report on Form 10-K referred to in (1) above.

     Pursuant to the regulations of the Securities and Exchange Commission, the Partnership will provide to each Unitholder of record on the Record Date, without charge and upon written or oral request of such person, copies of all reports (excluding exhibits) filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, since the end of the fiscal year covered by the Annual Report in (1) above and which are not delivered herewith. Requests should be directed to Preferred Partnership Services, Inc., Attention:
Investor Services, 39560 Stevenson Place, #112, Fremont, California 94539-3074; telephone no.: 1-888-909-7774 or 510-713-0241; facsimile no.: 510-713-0366.

                             ADDITIONAL INFORMATION

         A copy of the Partnership's Annual Report on Form 10-K for the year ended December 31, 1998 and a copy of the Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, in each case without exhibits, are included as Appendices B and C to this Statement, respectively.

                        Rancon Realty Fund IV,
                        a California limited partnership

                           /S/ DANIEL L STEPHENSON
                        ------------------------------------------
                        Daniel L. Stephenson, General Partner, and
                        Chief Executive Officer of
                        Rancon Realty Corporation, General Partner

July 6, 1999

                                   Appendix A

APPRAISAL                                                              -CB
SERVICES                                                                Richard
                                                                        Ellis,
                                                                        Inc.
March 23, 1 999
                                                   3501 Jamboree Road
Rancon Realty Fund IV                              Suite 100
27740 Jefferson Ave., Suite 200                    Newport Beach, CA 92660-2940
Temecula, CA 92590                                 T 949 725 8403
                                                   F 949 725 8440

RE:      Appraisal of 18 Properties            mbreul@cbrichardellis.com
         Rancon Realty Fund IV                 Michael W. Breul, MAI
                                               Senior Managing Director
                                               California State Cert.  AG 001722

Dear Sir or Madam:

At your request and authorization, CB Richard Ellis, Inc. has prepared limited appraisals presented in summary appraisal reports of 18 properties contained in Rancon Realty Fund IV. Within the various reports and summarized below, are the market value conclusions of the lease fee or fee simple estate as of January 1, 1999 for all properties except Lake Elsinore Plaza and Parcels 10 and 11 in Rancon Towne Village. The date of value for Lake Elsinore Plaza is January 27, 1999 and the date of value for Parcels I 0 and 1 1 in Rancon Towne Village is January 22, 1999.

Data, information, and analysis leading to our value conclusions are incorporated in the various appraisal reports. This summary should be used only in conjunction with the appraisal reports, which include all special assumptions and limiting conditions which are an integral part of our value conclusions

Based on our research and analysis contained in the appraisal reports, our estimate of the market value of the various properties, 'as is,' as of the dates of value are summarized as follows:

                              RANCON REALTY FUND IV

CB Richard Ellis                                          Value Conclusions
    File No.    Property Name                Inclusive of Bonds     Net of Bonds

  984581        Carnegie Business Center 1      $3,200,000            N/A
                GC, San Bernardino

  984601        Circuit City                    $5,500,000            N/A
                GC, San Bernardino

  984571        Inland Regional Center Phase 11 $6,200,000            N/A
                GC, San Bernardino

  984561        One Vanderbilt Way              $6,800,000            N/A
                GC, San Bernardino

 9846111        Promotional Retail Center       $6,750,000            N/A
                GC, Son Bernardino

  984611        Service Retail Center           $2,700,000            N/A
                GC, San Bernardino

  984591        TGIF Fridays                    $1,760,000            N/A
                GC, San Bernardino

 9845611        Two Vanderbilt Way              $6,060,000            N/A
                GC, San Bernardino



                                  Appendix A-1

March 23, 1 999
Page 2

CB Richard Ellis                                          Value Conclusions
    File No.    Property Name                Inclusive of Bonds     Net of Bonds
 98462 VII      Brier Business Center 1         $   365,000           $295,000
                GC, Corporate

 98462 VIII     Brier Plaza                     $   315,000           $255,000
                GC, Corporate

 9846311        Inland Regional Center          $   665,500           $505,000
                GC, Corporate

 98465          North River Tower                       -0-                -0-
                GC, Corporate

 984601         Office Max & Mimi's Cafe        $ 3,450,000         $3,450,000
                GC, Corporate

 9846411        South Palm Court Pad 1             $230,000         $  220,000
                GC, Corporate

 98464111       South Palm Court Pad 2             $147,000         $  140,000
                GC, Corporate

 98462 VI       Vanderbilt Tower                   $660,000         $  560,000
                GC, Corporate

 98716          Parcels 1 0 and I 1                $505,000               NA

 98717          Lake Elsinore Plaza             $ 2,450,000



In accordance with prior mutual agreement between CB Richard Ellis, Inc., Appraisal Services and Rancon Realty funds the process utilized in this assignment is termed a Limited Appraisal. As defined by the Uniform Standards of Professional Appraisal Practice, A Limited Appraisal Analyses is the act or process of estimating value or an estimate of value performed under and resulting from invoking the Department Provision of USPAP. The Limited nature of this appraisal is that for the improved properties we have excluded the Cost Approach and abbreviated the Sales Comparison Approach. The primary method used to value the improved properties is the Income Capitalization Approach, with a Discounted Cash Flow Analysis. The vacant land parcels have been valued using only the Sales Comparison Approach.

This Limited Appraisal is presented in the form of a summary Appraisal Report, which is intended to comply with the reporting requirements set forth under Standards Rule 2-2(b) of the Standards of Professional Appraisal Practice. The Summary Appraisal Report presents only summary discussions of the data, reasoning, and analysis that were used in the appraisal process to develop our opinions of value. Supporting documentation concerning the data, reasoning and analysis is retained in our files. The depth of discussion contained in the report is specific to the needs of the client and for the intended use stated in the reports.



                                  Appendix A-2

March 23, 1999
Page 3



It has been a pleasure to assist you in this assignment. If you have any further questions concerning the analysis, or if CB Richard Ellis, Inc. can be of further service, please do not hesitate to contact us.



Respectfully Submitted,

CB RICHARD ELLIS
APPRAISAL SERVICES

/S/ MICHAEL W BREUL, MAI
Michael W. Breul, MAI
Senior Managing Director
California State Certification No. AGO01 722




                                  Appendix A-3

                                   APPENDIX B

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 10-K
[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIE EXCHANGE ACT OF 1934.
                      For the year ended December 31, 1998
                                       OR
[ ]  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE
     SECURITIES EXCHANGE ACT OF 1934.
         For the transition period from _______ to __________

                         Commission file number: 0-14207

                              RANCON REALTY FUND IV
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

            California                             33-0016355
            ----------                            ----------
 (State or other jurisdiction                  (I.R.S. Employer
of incorporation or organization)           Identification No.)

400 South El Camino Real, Suite 1100                94402-1708
------------------------------------                ----------
       San Mateo, California                        (Zip Code)
(Address of principal executive offices)

       Partnership's telephone number, including area code (650) 343-9300
        Securities registered pursuant to Section 12(b) of the Act: None
           Securities registered pursuant to Section 12(g) of the Act:

                     Units of Limited Partnership Interest
                     -------------------------------------
                                 (Title of class)

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                  Yes  X        No

State the aggregate market value of the voting stock held by non-affiliates of the Partnership. Not applicable.

No market for the Limited Partnership Units exists and therefore a market value for such Units cannot be determined.
                            DOCUMENTS INCORPORATED BY REFERENCE:

Prospectus dated December 29, 1986, as amended on January 5, 1987, filed pursuant to Rule 424(b),File no.2-90327,is incorporated by reference in Part IV hereof.

                                  Appendix B-1

                                     Part I
Item 1.           Business

Rancon Realty Fund IV, a California Limited Partnership, ("the Partnership") was organized in accordance with the provisions of the California Uniform Limited Partnership Act for the purpose of acquiring, developing, operating and ultimately selling real property. The Partnership was organized in 1984 and reached final funding in July, 1987. The general partners of the Partnership are Daniel L. Stephenson ("DLS") and Rancon Financial Corp. ("RFC") collectively, the General Partner. RFC is wholly owned by DLS. At December 31, 1998, 76,767 limited partnership units ("Units") were outstanding. The Partnership has no employees.

In April 1996, the Partnership formed Rancon Realty Fund IV Tri-City Limited Partnership, a Delaware limited partnership ("RRF IV Tri-City"). As required by the lender (Bear, Stearns Funding, Inc.) of a $6,400,000 loan obtained by the Partnership in 1996, the Partnership contributed three of its operating properties to RRF IV Tri-City to provide a bankruptcy remote borrower for the lender. The loan, secured by the properties in RRF IV Tri-City, has a principal balance of $6,290,000 at December 31, 1998, and matures on May 1, 2006 with an 8.744% fixed interest rate and a 25-year amortization of principal. The limited partner of RRF IV Tri-City is the Partnership and the general partner is Rancon Realty Fund IV, Inc. ("RRF IV, Inc."), a corporation wholly owned by the Partnership. Since the Partnership owns 100% of RRF IV, Inc. and indirectly owns 100% of RRF IV Tri-City, the Partnership considers all assets owned by RRF IV, Inc. and RRF IV Tri-City to be owned by the Partnership.

In 1997, the Partnership entered into an agreement to sell all of its real estate assets to Glenborough Realty Trust Incorporated, a Maryland corporation ("GLB") and Glenborough Properties L.P. ("GPLP") (collectively as the "Buyer"), and then to liquidate the Partnership, as described in a Consent Solicitation Statement sent to the Unitholders on October 17, 1997 (and filed with the Securities and Exchange Commission on the same date under cover of Schedule 14A) upon the completion of the sale. In November 1997, the Unitholders consented to the sale of the Partnership's real estate assets and the subsequent liquidation of the Partnership with sixty percent of the total outstanding Units cast in favor of such proposal. However; in December 1997, the General Partner determined that it would be in the best interest of the Partnership to rescind the agreement for the sale of the real estate assets. The General Partner experienced greater than anticipated opposition to the timing of the sale by the Limited Partners who voted against (11% of the outstanding Units), abstained from (1% of the outstanding Units), or did not respond to (27% of the outstanding Units) the proposal. In addition, the General Partner, sensing the beginning of positive changes in the real estate market, believed that holding the Partnership's real estate assets for an additional period of time would provide the Partnership with the opportunity to recognize an appreciation in its value.

As part of the Partnership's agreement with the Buyer to rescind the agreement for the sale of real estate assets, the Partnership granted to the Buyer a right to match offers for the purchase of the Partnership's properties ("GLB Matching Right"). Pursuant to the GLB Matching Right, the Partnership agreed that if it decided to sell all or any portion of the properties, it would do so by requesting multiple party offers, and upon its decision to accept an offer, the Partnership is required to give prompt written notice to the Buyer of the price and other terms and conditions of the offer upon which it is willing to sell the properties. The Buyer has ten days after receipt of the written notice to accept or reject the purchase price and other terms and conditions of the sale. If the Buyer exercises its matching right, the Partnership and the Buyer must promptly

                                  Appendix B-2
execute a purchase agreement, and if on the other hand, the Buyer notifies thePartnership that it does not intend to, or fails to respond within the ten dayperiod, the Partnership has the right to sell the properties to the third party offerer on the identical terms and conditions as set forth in the Partnership's notice to Buyer.

The General Partner currently plans to seek the Limited Partners' consent to sell all of the Partnership's remaining properties and liquidate the Partnership. The General Partner hopes to mail consent solicitation materials to the Limited Partners in the second quarter of 1999 and has filed preliminary consent solicitation materials with the United States Securities and Exchange Commission (the "Commission"). Assuming a proposal to sell all of the Partnership's remaining properties and liquidate the Partnership is submitted to and approved by the Limited Partners, the General Partner currently intends to sell all of the Partnership's remaining properties in 1999 and distribute the proceeds and liquidate the Partnership after all of the properties are sold and the cash proceeds thereof received, which is not expected to occur prior to at least early to mid-2000 (and potentially not until 2001) as some of the properties may be sold with the purchase price payable on an installment basis.

The Partnership has not, as of the date of the filing of this Annual Report on Form 10-K with the Commission, entered into any agreement for the sale of its remaining properties. If the Limited Partners consent to the Partnership selling all of its remaining properties and then liquidating, the General Partner currently intends to offer the Partnership's remaining properties for sale by soliciting bids from various potential purchasers.

The discussion above contains forward-looking statements regarding the Partnership's plans, goals and expectations, including statements regarding the Partnership's estimate of the timing of the sale of the Partnership's remaining properties, the distribution of proceeds and the liquidation of the Partnership. Forward-looking statements are necessarily speculative, there being certain risks and uncertainties that could cause actual events or results to differ materially from those referred to in the forward-looking statements. The General Partners' current plans are subject to change, including in the event of changes in general business and economic conditions as well as changes in the local real estate markets where the Partnership's properties are located. There can be no assurance that regulatory approval will be obtained, if and when consent solicitation materials will be mailed to Limited Partners, that a proposal for the sale of all of the Partnership's remaining properties and liquidation of the Partnership will be approved, or if and when the properties will be sold, the proceeds distributed and the Partnership liquidated. The timing of any sale of the Partnership's remaining properties, the distribution of proceeds, and the liquidation of the Partnership are subject to various and significant uncertainties, many of which are beyond the Partnership's control and which could delay any sale of the Partnership's remaining properties, liquidation of the Partnership, and distribution of proceeds significantly beyond the time periods estimated above. Among such uncertainties are the date when any consent solicitation materials are mailed to the Limited partners, the date when consent of the Limited Partners is obtained (assuming it is obtained), the demand for the Partnership's properties by potential purchasers, the availability of capital for potential purchasers, the actual dates when properties are sold, and the duration of any installment sales of any of the properties.

If a proposal for the sale of the Partnership's properties and liquidation of the Partnership is submitted to the Limited Partners, but not approved, the Partnership currently intends to continue to operate the properties and attempt to sell such properties in single or multiple sales and develop properties it believes are developable and would improve its return on investment.

                                  Appendix B-3

At December 31, 1998, the Partnership owned ten rental properties totaling approximately 452,000 square feet of space in a master-planned development known as Tri-City Corporate Centre ("Tri-City") in San Bernardino, California. Tri-City is zoned for mixed commercial, office, hotel, transportation-related, and light industrial uses and all of the parcels thereof are separately owned by the Partnership and Rancon Realty Fund V ("Fund V"), a partnership sponsored by the general partners of the Partnership. At December 31, 1998, the Partnership also owned for development or sale approximately 23.0 acres in Tri-City, 24.8 acres in Lake Elsinore, California, 17.14 acres in Perris, California and approximately 1.80 acres in Temecula, California.


Competition Within the Market
-----------------------------

The Partnership competes in the leasing and sale of its properties primarily with other available properties in the local real estate market. Management is not aware of any specific competitors of the Partnership's properties doing business on a significant scale in the local market. Management believes that characteristics influencing the competitiveness of a real estate project are the geographic location of the property, the professionalism of the property manager and the maintenance and appearance of the property, in addition to external factors such as general economic circumstances, trends, and the existence of new, competing properties in the vicinity. Additional competitive factors with respect to commercial and industrial properties are the ease of access to the property, the adequacy of related facilities, such as parking, and the ability to provide rent concessions and tenant improvements commensurate with local market conditions. Although management believes the Partnership properties are competitive with comparable properties as to those factors within the Partnership's control, over-building and other external factors could adversely affect the ability of the Partnership to attract and retain tenants. The marketability of the properties may also be affected (either positively or negatively) by these factors as well as by changes in general or local economic conditions, including prevailing interest rates. Depending on market and economic conditions, the Partnership may be required to retain ownership of its properties for periods longer than anticipated, or may need to sell earlier than anticipated or refinance a property, at a time or under terms and conditions that are less advantageous than would be the case if unfavorable economic or market conditions did not exist.

Working Capital
---------------

The Partnership's practice is to maintain cash reserves for normal repairs, replacements, working capital and other contingencies. The Partnership knows of no statistical information, which allows comparison of its cash reserves to those of its competitors.

Other Factors
-------------
Approximately 15 acres of the Tri-City Corporate Centre land owned by the Partnership was part of a landfill operated by the City of San Bernardino ("the City") from approximately 1950 to 1960. There are no records of which the Partnership is aware disclosing that hazardous wastes exist at the landfill. The Partnership's landfill monitoring program currently meets or exceeds all regulatory requirements and no material capital expenditures have been incurred with respect thereto. The Partnership is working with the Santa Ana Region of the California Regional Water Quality Control Board and the City to determine the need and responsibility for any further testing. There is no current requirement to ultimately clean up the site; however, no assurance can be made that circumstances will not arise which could impact the Partnership's responsibility related to the property.

                                  Appendix B-4

Item 2.           Properties

Tri-City Corporate Center
-------------------------
Between December 24, 1984 and August 19, 1985, the Partnership acquired a total of 76.56 acres of partially developed land in Tri-City for an aggregate purchase price of $9,917,000. During that time, Fund V acquired the remaining 76.21 acres within Tri-City.

Tri-City is located at the northeastern quadrant of the intersection of Interstate 10 (San Bernardino Freeway) and Waterman Avenue in the southernmost part of the City of San Bernardino, and is in the heart of the Inland Empire, the most densely populated area of San Bernardino and Riverside Counties.

The Partnership has constructed and owns the following ten operating properties in Tri-City:


 Property                       Type                               Square Feet
 --------                       ----                               -----------

  One Vanderbilt               Four story office building          73,730
  Two Vanderbilt               Four story office building          69,046
  Carnegie Business Center I   Two R & D buildings                 62,539
  Service Retail Center        Two retail buildings                20,780
  Promotional Retail Center    Four strip center retail buildings  66,265
  Inland Regional Center       Two story office building           81,079
  TGI Friday's                 Restaurant                           9,386
  Circuit City                 Retail building                     39,123
  Office Max                   Retail building                     23,500
  Mimi's Cafe                  Restaurant                           6,455

These properties total approximately 452,000 leasable square feet and offer a wide range of retail, commercial, R & D and office products to the market.

The Inland Empire is generally broken down into two major markets, Inland Empire East and Inland Empire West. Tri-City Corporate Centre is located within the Inland Empire East market, which consists of a total of 10,440,330 square feet of office space and an overall vacancy rate of approximately 25% as of December 31, 1998, according to research conducted by an independent broker.

Within the Tri-City Corporate Centre at December 31, 1998, the Partnership has 223,855 square feet of office space with an average vacancy rate of 3%, 165,509 square feet of retail space with an average vacancy rate of 12% and 62,539 square feet of R & D space with a vacancy rate of 22%.

                                  Appendix B-5

Occupancy levels for the Partnership's Tri-City buildings at December 31, 1998, 1997 and 1996 and October 31, 1995 and 1994, expressed as a percentage of the total net rentable square feet are as follows:


                                         1998    1997    1996    1995   1994
                                         ----    ----    ----    ----   ----
    One Vanderbilt                        91%     80%     86%     70%   100%
    Two Vanderbilt                       100%     93%     25%     95%   100%
    Carnegie Business Center I            78%     69%     90%     97%   100%
    Service Retail Center                 95%    100%    100%     90%    98%
    Promotional Retail Center             98%     97%     98%     97%    94%
    Inland Regional Center (commenced
         June 1996)                      100%    100%    100%     N/A    N/A
    TGI Friday's(commenced February 1997)100%    100%     N/A     N/A    N/A
    Circuit City  (commenced May 1997)   100%    100%     N/A     N/A    N/A
    Office Max (commenced October 1998)  100%     N/A     N/A     N/A    N/A
    Mimi's Cafe
      (placed in service December 1998)  100%     N/A     N/A     N/A    N/A


In 1998, management renewed four leases totaling 15,089 square feet of space, expanded three existing tenants by 10,340 square feet and executed three new leases totaling 12,458 square feet of space. Slightly offsetting these increases in occupancy were the vacancy of five tenants, which occupied a total of 11,001 square feet of space. During 1999, there are seven leases totaling 17,748 square feet that are due to expire. Management believes that at least two tenants, occupying a total of 3,079 square feet will vacate when their leases expire in 1999. The remaining five tenants occupying an aggregate 14,669 square feet have not indicated whether they will renew their lease or vacate the premises.

The annual effective rent per square foot for the years ended December 31, 1998, 1997, 1996 and October 31, 1995 were as follows:

                                         1998    1997    1996    1995
                                         ----    ----    ----    ----
    One Vanderbilt                       $17.38  $17.13  $18.07  $20.94
    Two Vanderbilt                       $16.58  $15.35  $13.91  $19.16
    Carnegie Business Center I           $10.33  $10.51  $10.02  $11.00
    Service Retail Center                $16.08  $15.71  $14.37  $14.63
    Promotional Retail Center            $10.41  $10.10  $ 9.85  $10.49
    Inland Regional Center               $13.62  $13.62  $13.49     N/A
    TGI Friday's                         $19.18  $19.18     N/A     N/A
    Circuit City                         $13.38  $13.38     N/A     N/A
    Office Max                           $11.75     N/A     N/A     N/A
    Mimi's Cafe                          $13.17     N/A     N/A     N/A

Annual effective rent is calculated by dividing the aggregate of annualized current month rental income for each tenant by the total square feet occupied at the property. At December 31, 1998, the Partnership's annual rental rates ranged from $13.62 to $22.80 per square foot for office space; $9.00 to $19.18 per square foot for commercial space; and $9.00 to $10.51 per square foot for R & D space.

                                  Appendix B-6

The annual effective rental rate at Two Vanderbilt increased by 8% in 1998 compared to 1997 due to the expansion of leased space by an existing tenant during 1998, totaling 8,336 square feet. This expansion resulted in an increase in the occupancy at this property from 93% at December 31, 1997 to 100% at December 31, 1998.

According to research conducted by the Partnership's property manager, the average annual effective rent per square foot for office space in the Partnership's competitive market ranges from $13.08 to $20.16. Since there is no comparable R & D space or measurable commercial space available in the market, management determines the asking rents based on discussions with independent leasing brokers.

During 1998, the Partnership determined that the carrying value of the Inland Regional Center rental property was in excess of its estimated fair value and accordingly recorded a provision for impairment of $1,482,000.

The Partnership's Tri-City properties had the following seven tenants which occupied a significant portion of the net rentable square footage as of December 31, 1998:

                       Inland Regional      ITT Educational      Comp
       Tenant              Center              Services          USA
       ------              ------             --------           ---
                            Inland              Carnegie
                           Regional             Business          Promotional
Building                    Center              Center I          Retail

Nature of Business        Social               Educational        Computer
                         Services                Services          Retail

Lease Term                 13 yrs.               12 yrs.            10 yrs.

Expiration Date            7/16/09              12/31/04            8/31/03

Square Feet                81,079               33,551              23,000

(% of rentable total)       18%                   7%                  5%

Annual Rent              $1,104,000           $392,268              $229,360

Future Rent Increases     6% every           3% annually             10% in
                          2.5 years                                   2003

                          four 5-year         one 5-year            three 5-year
Renewal Options             options             option                 options

                                  Appendix B-7


                                       Circuit       Inland Empire    Office
       Tenant            PetsMart       City          Health Plan      Max
       ------            --------       ----          -----------       ---

                       Promotional  Circuit         Two             Office
Building                Retail      City            Vanderbilt       Max

Nature of Business     Pet Retail   Electronics     HMO             Supplies
                                    Retail                          Retail

Lease Term              15 yrs.        20 yrs.         5 yrs.        15 yrs.

Expiration Date         1/10/09        1/31/18        3/31/02        10/31/13

Square Feet             25,015         39,123         44,094          23,500

(% of rentable total)    6%             9%             10%              5%

Annual Rent             $273,840      $563,868       $591,078        $276,125

Future Rent Increases  5% in 1999   lesser of 10%   3% in 1999         5% in
                        and 2004     or 5 yr. CPI                       2003
                                    every 5 years
                                     during lease
                                        term

                       one 5-year    four 5-year                    fifteen
Renewal Options          option        options       none           5-year
                                                                    options

In the opinion of management,the properties are adequately covered by insurance.

The Partnership's Tri-City rental properties are owned by the Partnership, in fee, subject to the following notes and deeds of trust:

                                Service Retail Center,
                                Carnegie Business Center  Inland    CircuitCity
                     One                 and              Regional     and
Security           Vanderbilt  Promotional Retail Center  Center    TGIFriday's
--------           ----------  -------------------------  ------    -----------
Principal balance
at December
31,1998            $2,286,000  $6,290,000                $2,429,000 $5,000,000

Interest Rate           9%        8.74%                      8.75%  1% in
                                                                    excess of
                                                                    "Prime Rate"

Monthly Payment       $20,141    $53,413                    $20,771 Interest
                                                                       only

Maturity Date         1/1/05     5/1/06                     4/23/01  4/30/99

During 1998, the Partnership's Tri-City rental properties were assessed $541,000 in property taxes based on an average realty tax rate of1.80%(which includes.69% in additional assessments)

Tri-City Land
-------------

Approximately 23 acres of the Tri-City property owned by the Partnership remain undeveloped. The Partnership's intention has been to develop parcels of this land as tenants become available or dispose of the property at the optimal time and sales price. During 1998, management determined that the carrying value of the land was in excess of its estimated fair value and, accordingly, recorded a provision for impairment of the real estate of $129,000.

                                  Appendix B-8

During 1998, the Partnership's Tri-City land was assessed $304,000 in property taxes based on an average realty tax rate of 5.53% (which includes 4.42% in additional assessments and bonds).

Shadowridge Woodbend Apartments
-------------------------------

On June 26, 1987, the Partnership acquired a 240-unit apartment complex known as Shadowridge Woodbend Apartments ("Shadowridge") in an all cash transaction for $12,850,000.

On June 4, 1998, the Partnership sold Shadowridge to an unaffiliated entity for $16,075,000. The Partnership recognized a gain on the sale of the rental property of $5,468,000 and realized net proceeds of $9,806,000 after paying off the related secured debt.

Lake Elsinore Property
----------------------

In 1988, the Partnership acquired 17 parcels, totaling approximately 24.8 acres in Lake Elsinore, Riverside County, California for a purchase price of $4,475,000. The property is immediately west of Interstate 15 near the Lake Elsinore Outlet Center. The undeveloped property is commercially zoned. The Partnership had originally planned to develop this site as a neighborhood shopping center, however, improvements to the property have been put on hold indefinitely. A tentative parcel map expired and there is no development activity planned for the near future

In the opinion of management, the property is adequately covered by insurance.

At December 31, 1998, the Lake Elsinore property is unencumbered.

During 1998, the Lake Elsinore property was assessed $37,000 in property taxes based on an average realty tax rate of 1.71%.

Perris Property
---------------

In 1988, the Partnership acquired 17.14 acres of unimproved land near Perris Lake in Perris, Riverside County, California at a purchase price of $3,000,000. There has been no development of this property to date.

As of December 31, 1997, the Perris land had been written down to its then estimated fair value of $1,386,000. During 1998, the Partnership determined that the carrying value of the Perris land was further impaired and accordingly recorded an additional provision for impairment of $1,086,000.

In December 1998, the Partnership entered into an agreement to sell the Perris property to an unaffiliated third party for $334,800, before selling expenses. On January 15, 1999, the Perris property was sold and the Partnership received $297,000 of net sales proceeds, which were added to cash reserves. At December 31, 1998 and at the time of sale, the Perris property was unencumbered.

                                  Appendix B-9

During 1998, the Perris property was assessed $17,000 in property taxes based on an average realty tax rate of 1.12%.

Temecula Property
-----------------

In June 1992, the Partnership acquired 12.4 acres of undeveloped commercial property in Temecula, Riverside County, California (referred to as Rancon Towne Village). On January 2, 1996, a final map approval was received to divide the property into twelve parcels to accommodate retail and commercial development. This enabled the Partnership to market these smaller parcels for sale. The Partnership completed the street utility and sewer improvements on this site, which greatly assisted in the marketing efforts of the property. In 1997, the Partnership sold nine of the Rancon Towne Village lots totaling approximately
8.53 acres for an aggregate sales price of $2,534,000. On January 27, 1998, the Partnership sold one of the three remaining Rancon Towne Village lots to an unaffiliated entity for $270,000. The Partnership recognized an $11,000 loss on the sale and realized net proceeds of $241,000.

In 1998, management determined that the carrying value of the two remaining Rancon Towne Village lots was in excess of its estimated fair value and, accordingly, recorded a provision for impairment of real estate of $167,000.

At December 31, 1998, the Temecula property is unencumbered.

In the opinion of management, the property is adequately covered by insurance.

The  Partnership  is  contingently  liable for a  subordinated  note  payable in connection with the land in Temecula, California, that the Partnership reacquired in June 1992 through a deed in lieu of foreclosure in satisfaction of a $2,276,000 note receivable. The subordinated note payable and accrued interest total $566,000 as of December 31, 1998. This amount is payable upon the sale of the property only after the Partnership receives the full amount of the prior note receivable with accrued and unpaid interest, costs of development, costs of sale, and other amounts paid to obtain good title to the property, subject to certain release provisions. Since the circumstances under which this liability would be payable are limited, the note payable and accrued interest have not been recorded in the accompanying financial statements; however, the amount will be recognized prior to recording any gain on the sale of the related land.

During 1998, the Temecula property was assessed $12,000 in property taxes based on an average realty tax rate of 3.22% (including 2.07% special assessments and bonds).

Item 3.           Legal Proceedings

None.

Item 4.           Submission of Matters to a Vote of Security Holders


No matters were submitted to a vote of the Limited Partners during the fourth quarter of 1998
                                 Appendix B-10

                                     Part II


Item 5. Market for Partnership's Common Equity and Related Stockholder Matter

Market Information
------------------

There is no established trading market for the Units issued by the Partnership.

Holders
-------

As of December 31, 1998, there were 10,952 holders of Partnership Units.

Distributions
-------------

Distributions are paid from either Cash From Operations or Cash From Sales or Refinancing (as such terms are defined in the Partnership Agreement).

On November 30, 1998, the Partnership declared and paid a distribution of $40,000 and $3,960,000 to the General Partner and Limited Partners, respectively, which resulted from the gain on sale of the Shadowridge Woodbend Apartments. There were no distributions made by the Partnership in 1997 and 1996.

Cash from Operations includes all cash receipts from operations in the ordinary course of business (except for the sale, refinancing, exchange or other disposition of real property in the ordinary course of business) after deducting payments for operating expenses. All distributions of Cash From Operations are paid in the ratio of 90% to the Limited Partners and 10% to the General Partners.

Cash From Sales or Refinancing is the net cash realized by the Partnership from the sale, disposition or refinancing of any property after retirement of applicable mortgage debt and all expenses related to the transaction, together with interest on any notes taken back by the Partnership upon the sale of a property. All distributions of Cash From Sales or Refinancing are generally allocated as follows: (i) first, 1 percent to the General Partner and 99 percent to the Limited Partners until the Limited Partners have received an amount equal to their capital contributions, plus a 12 percent return on their unreturned capital contributions (less prior distributions of Cash from Operations); (ii) second, to Limited Partners who purchased their units of limited partnership interest prior to April 1, 1985, to the extent they receive an additional return (depending on the date on which they purchased the units) on their unreturned capital of either 9 percent, 6 percent or 3 percent (calculated through October 31, 1985); and (iii) third, 20 percent to the General Partner and 80 percent to the Limited Partners. A more explicit statement of these distribution policies is set forth in the Partnership Agreement.

                                 Appendix B-11

Item 6.           Selected Financial Data

The following is selected financial data for the years ended December 31, 1998, 1997 and 1996, the two months ended December 31, 1995 and the years ended October 31, 1995 and 1994 (in thousands, except per Unit data: For the two For the

                                        For the two        For the
                    For the years         months            years
                       ended              ended             ended
                     December 31,      December 31,       October 31,
                   ---------------  ---------------    ----------------
                   1998     1997     1996     1995     1995       1994
                   ----     ----     ----     ----     ----       ----

Rental Income      $6,678   $7,275   $5,149   $768     $5,784    $ 5,465

Gain (loss)
on sale of
real estate        $5,457   $(253)   $ -      $ -      $ -       $      -

Provision for
impairmentof real
estate investments $(2,864) $(947)   $-       $-       $(12,224) $     -

Net income (loss)  $1,904   $(3,066) $(1,510) $(308)   $(13,417) $  (663)

Net income (loss)
allocable to
Limited Partners   $1,631   $(3,066) $(1,510) $(308)   $(13,417) $  (663)

Net income (loss)
per Unit           $21.22   $(38.40) $(18.91) $(3.86)  $(168.03) $ (8.30)

Total assets       $45,509  $53,401  $52,695  $48,282  $49,321   $59,537

Long-term
obligations        $16,005  $22,004  $17,256  $11,757  $11,766   $ 8,860

Cash distributions $51.58   $-       $-       $ -      $-        $-
per Unit


Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

LIQUIDITY AND CAPITAL RESOURCES

The following discussions should be read in conjunction with the financial statements and the notes thereto in Item 14 of Part IV.

At December 31, 1998, the Partnership had cash of $4,297,000 (exclusive of $369,000 in restricted cash). The remainder of the Partnership's assets consisted primarily of its net investments in real estate, totaling approximately $38,097,000 which includes $33,781,000 in rental properties, $1,575,000 of land held for development and $2,741,000 of undeveloped land held for sale.

The Partnership's business strategy has been to focus on the eventual disposition of its assets at the optimal time and sales price. As discussed in
Item 1, the General Partner currently plans to seek the Limited Partners' consent to sell all of the Partnership's remaining properties and liquidate the Partnership, and the General Partner has filed preliminary consent solicitation materials with the Securities and Exchange Commission.

In 1998 and 1997, management determined that the carrying values of certain Partnership's investments in real estate were in excess of such property's estimated fair value and, accordingly, recorded provisions for impairment totaling $2,864,000 and $947,000 in 1998 and 1997, respectively

                                 Appendix B-12

Operationally, the Partnership's primary sources of funds consist of cash provided by its rental activities. Other sources of funds may include permanent financing, property sales, interest income on certificates of deposit and other deposits of funds invested temporarily. Cash generated from property sales are generally added to the Partnership's cash reserves, pending use in development of other properties, or are distributed to the partners.

The Partnership's restricted cash at December 31, 1998 consists of a $269,000 certificate of deposit ("CD") for Inland Regional Center's security deposit ("IRC CD") and a $100,000 CD held as collateral for subdivision improvements and monument bonds related to the land for sale in Temecula, California ("Temecula CD"). Pursuant to the lease, the IRC CD will be converted to prepaid rent after the 60th month of the lease and will be applied towards the IRC's monthly rent until exhausted, provided that IRC is not in default of the lease and IRC receives a five-year extension for its contract term with the State of California. Management is currently working with the City of Temecula to obtain release of the Temecula CD, or reduce the collateral to cover the costs of a traffic signal installation within the property ("Traffic Signal Mitigation Cost"). The Traffic Signal Mitigation Cost is approximately $25,000.

The Partnership's improved cash position at December 31, 1998 compared to December 31, 1997 is primarily due to the net proceeds (after repayment of debt and distributions to partners) from the sale of the Shadowridge Woodbend Apartment complex in June 1998.

The  Partnership  is  contingently  liable for a  subordinated  note  payable in connection with the land in Temecula, California, that the Partnership reacquired in June 1992 through a deed in lieu of foreclosure in satisfaction of a $2,276,000 note receivable. The subordinated note payable and accrued interest total $566,000 as of December 31, 1998. This amount is payable upon the sale of the property only after the Partnership receives the full amount of the prior note receivable with accrued and unpaid interest, costs of development, costs of sale, and other amounts paid to obtain good title to the property, subject to certain release provisions. Since the circumstances under which this liability would be payable are limited, the note payable and accrued interest have not been recorded in the accompanying financial statements; however, the amount will be recognized prior to recording any gain on the sale of the related land.

The Partnership also remains contingently liable for subordinated real estate commissions payable to the General Partner in the amount of $643,000 at December 31, 1998 for sales that transpired in previous years. The subordinated real estate commissions are payable only after the Limited Partners have received distributions equal to their original invested capital plus a cumulative non-compounded return of 6% per annum on their adjusted invested capital. Since the circumstances under which these commissions would be payable are limited, the liability has not been recognized in the accompanying financial statements; however, the amount will be recorded when and if it becomes payable.

Aside from the foregoing and the current plan to potentially sell all of the Partnership's remaining properties and liquidate the Partnership, the Partnership knows of no demands, commitments, events or uncertainties, which might effect its liquidity or capital resources in any material respect. In addition, the Partnership is not subject to any covenants pursuant to its secured debt that would constrain its ability to obtain additional capital.

                                 Appendix B-13

Management believes that the Partnership's cash balance as of December 31, 1998 together with the cash from operations, sales and financing, will be sufficient to finance the Partnership's and the properties' continued operations and development plans, on a short-term basis and for the reasonably foreseeable future. There can be no assurance that the Partnership's results of operations will not fluctuate in the future and at times affect its ability to meet its operating requirements.

RESULTS OF OPERATIONS
---------------------

1998 versus 1997
----------------

Revenue

Rental income for the year ended December 31, 1998 decreased $597,000 or 8% compared to the year ended December 31, 1997 primarily as a result of the loss of rental income due to the June 1998 sale of Shadowridge Woodbend Apartments ("Shadowridge"). This decrease was offset by the commencement of the operations of Office Max in October 1998 and the increased occupancy at One Vanderbilt, Two Vanderbilt, Carnegie Business Center I, and Promotional Retail Center.

Occupancy rates at the Partnership's Tri-City properties as of December 31, 1998, 1997 and 1996, and October 31, 1995 and 1994 were as follows:

                            1998   1997    1996     1995     1994
                            ----   ----    ----     ----     ----

   One Vanderbilt            91%   80%     86%      70%      100%
   Two Vanderbilt            100%  93%     25%      95%      100%
   Carnegie
   Business Center I         78%   69%     90%      97%      100%
   Service Retail Center     95%   100%    100%     90%      98%
   Promotional Retail Center 98%   97%     98%      97%      94%
   Inland Regional Center
   (commenced June 1996)     100%  100%    100%     N/A      N/A
   TGI Friday's
   (commenced February 1997) 100%  100%    N/A      N/A      N/A
   Circuit City
   (commenced May 1997)      100%  100%    N/A      N/A      N/A
   Office Max
  (commenced October 1998)   100%  N/A     N/A      N/A      N/A
   Mimi's Cafe
  (placed in service         100%  N/A     N/A      N/A      N/A
    December 1998)

The eleven-percent increase in occupancy from December 31, 1997 to December 31, 1998 at One Vanderbilt is attributed to leasing 15,946 square feet to a new tenant and expanding the leased space of an existing tenant.

The seven-percent increase in occupancy from December 31, 1997 to December 31, 1998 at Two Vanderbilt is attributed to the expansion of the leased space of an existing tenant.

The nine-percent increase in occupancy from December 31, 1997 to December 31, 1998 at Carnegie Business Center I is attributed to leasing of 3,221 square feet of space to a new tenant and expanding another lease by 1,608 square feet.

The  construction  of Office Max and Mimi's  Cafe,  23,500 and 6,455 square feet
build-to-suit   retail  buildings,   were  completed  during  1998,  with  lease
commencements on October 15, 1998 and January 4, 1999, respectively.

                                 Appendix B-14

In 1998, tenants at Tri-City occupying substantial portions of leased rental space included: (i) Inland Empire Health Plan with a lease through March 2002;
(ii) CompUSA with a lease through August 2003; (iii) ITT Educational Services with a lease which expires in December 2004; (iv) PetsMart with a lease through January 2009; (v) Inland Regional Center with a lease through July 2009; (vi) Circuit City with a lease through January 2018; and (vii) Office Max with a lease through October 2013. These seven tenants, in the aggregate, occupied approximately 269,000 square feet of the 452,000 total leasable square feet at Tri-City and account for approximately 54% of the rental income generated at Tri-City and 47% of the total rental income for the Partnership in 1998.

The gain on sale of rental property resulted from the sale of Shadowridge for a sales price of $16,075,000.

Interest and other income for the year ended December 31, 1998 increased $218,000 from the year ended December 31, 1997 as a result of the increase in cash reserves resulting from the sales proceeds of Shadowridge.

Expenses
--------

Operating expenses decreased $376,000 or 12% during the year ended December 31, 1998 compared to the year ended December 31, 1997 due to the sale of Shadowridge.

Interest expense decreased $236,000 or 13% during the year ended December 31, 1998 compared to the year ended December 31, 1997 due to the payoff of the $5,800,000, 7.95% fixed rate loan secured by Shadowridge.

Depreciation and amortization decreased $330,000 or 19% during the year ended December 31, 1998 compared to the year ended December 31, 1997 primarily due to ceasing depreciation on Shadowridge upon classification of the property as rental property held for sale effective December 31, 1997.

In 1998 and 1997, management determined that the carrying value of certain of the Partnership's investments in real estate were in excess of the estimated fair value of such property and, accordingly, recorded provisions for impairment of real estate investments of $2,864,000 and $947,000, respectively. The fair values were based on independent appraisals of the Partnership's real estate.

The Partnership made the following provisions to reduce the carrying value of investments in real estate for the years ended December 31,1998 and December 31, 1997:

                                      1998             1997
                                      ----             ----


       Rental property:
        Inland Regional Center       $1,482,000     $     -

       Land held for development:
        San Bernardino, CA            129,000         275,000

       Land held for sale:
       Temecula, CA                  167,000         672,000
       Perris, CA                   1,086,000             -
        Total provision
        for impairment of
        real estate investments    $2,864,000       $947,000


                                 Appendix B-15

The loss on sales of real estate of $11,000  during the year ended  December 31,
1998 resulted from the sale of one parcel in Rancon Towne  Village.  The loss on sales of real  estate of  $253,000  during  the year  ended  December  31,  1997 resulted from the sale of eight parcels in Rancon Towne Village

Expenses associated with undeveloped land decreased $260,000 or 38% during the year ended December 31, 1998 compared to the year ended December 31, 1997 due to: (i) the reduction of property taxes resulting from the sale of ten parcels in Rancon Towne Village during the period from July 1997 through December 31,
1998; (ii) the capitalization of expenses during the construction of Office Max and Mimi's Cafe in 1998; and (iii) the decrease of maintenance association dues in 1998

The $102,000 and $445,000 of proposed dissolution costs in 1998 and 1997, respectively, were for work performed and expenses incurred while exploring the possibilities of having the Partnership sell all of its real estate assets followed by a liquidation. See Item 1 of Part I for further details.

1997 versus 1996
----------------

Revenue
-------

Rental income for the year ended December 31, 1997 increased $2,126,000 or 41% compared to the year ended December 31, 1996 primarily as a result of: (i) the commencement of operations of the Inland Regional Center in June 1996; (ii) ground lease revenue earned from Circuit City as the project was under construction from September 1996 through May 1997; (iii) the commencement of the Circuit City operating lease in May 1997; (iv) the acquisition of the TGI
Friday's  property  in  February  1997;  (v)  the  increased  occupancy  at  Two
Vanderbilt;  and (vi) the general  increased  rental  rates at most  properties.
These sources of increased revenue were slightly offset with a decrease in rental income associated with decreases in occupancy at Carnegie Business Center
I and One Vanderbilt

Interest and other income for the year ended December 31, 1997 decreased $42,000 or 65% from the year ended December 31, 1996 as a result of the elimination of the interest income on the $405,000 note receivable that was retired as part of the acquisition of TGI Friday's on February 28, 1997.

Expenses
--------

Operating expenses increased $524,000 or 20% during the year ended December 31, 1997 compared to the year ended December 31, 1996 due to: (i) the addition of Inland Regional Center as an operating property in June 1996; (ii) the addition of TGI Friday's as an operating property in February 1997; (iii) the addition of Circuit City as an operating property in May 1997; (iv) increased utility and operational expenses related to increased occupancy at selected properties; and
(v) property tax refunds received in 1996.

Depreciation  and amortization  increased  $299,000 or 21% during the year ended
December 31, 1997 compared to the year ended December 31, 1996 primarily as a result of the acquisition / commencement of operations of the Inland Regional
Center, TGI Friday's and Circuit City properties as well as additions to tenant improvements associated with new leases over the past year.

                                 Appendix B-16

Interest expense increased $1,095,000 or 138% during the year ended December 31, 1997 compared to the year ended December 31, 1996 due to the Partnership's increased permanent debt to finance selected properties during 1997 and 1996. In addition, in 1996 some of the land was under development and accordingly, the Partnership capitalized $597,000 of interest costs

In 1997, management determined that the carrying value of the Partnership's land held for development and the land held for sale was in excess of the estimated fair value of such property and, accordingly, recorded provisions for impairment of real estate investments in the aggregate amount of $947,000. The fair values were based on independent appraisals of the Partnership's real estate.

During the year ended December 31, 1997, the Partnership recognized $253,000 in losses on sales of the eight parcels in Rancon Towne Village

Expenses associated with undeveloped land increased $107,000 or 19% during the year ended December 31, 1997 compared to the year ended December 31, 1996, due in large part to the capitalization of expenses the during construction of Circuit City and Rancon Towne Village in 1996. No such provisions were recorded in 1996.

The $445,000 for proposed dissolution costs in 1997 was for work performed and expenses incurred while exploring the possibilities of having the Partnership sell all of its real estate assets and then liquidate. The proposed transactions were detailed in a Consent Solicitation Statement, sent to the Unitholders on October 17, 1997, (and filed with the Securities and Exchange Commission on the same date under cover of Schedule 14A).

Year 2000 Compliance
--------------------

State of Readiness.  Glenborough  Corporation  (Glenborough),  the Partnership's
asset and property manager,  utilizes a number of computer software programs and operating  systems.  These programs and systems primarily  comprise  information
technology  systems  ("IT  Systems")  (i.e.,   software  programs  and  computer
operating   systems)  that  serve  the  management   operations.   Although  the
Partnership  does not  utilize  any  significant  IT Systems of its own, it does utilize embedded systems such as devices used to control,  monitor or assist the operation  of equipment  and  machinery  systems  (e.g.,  HVAC,  fire safety and security) at its properties  ("Property  Systems").  To the extent that software applications contain a source code that is unable to appropriately interpret the upcoming  calendar  year "2000"  and  beyond,  some  level of  modification  or replacement of these IT Systems and Property Systems will be necessary.


IT  Systems.  Employing  a team made up of internal  personnel  and  third-party
consultants,   Glenborough  has  completed  an  identification  of  IT  Systems, including hardware components that are not yet Year 2000 compliant.  To the best of Glenborough's knowledge based on available information and a reasonable level of inquiry and  investigation,  such upgrading as appears to be called for under the  circumstances  has been completed in accordance  with  prevailing  industry practice.  Glenborough  has commenced a testing  program which will be completed during 1999. In addition, the Partnership is currently  communicating with third parties with whom it does significant business,  such as financial institutions, tenants and vendors, to determine their readiness for Year 2000 compliance.

                                 Appendix B-17

Property Systems.  An  identification  of Property  Systems,  including hardware components,  that are not yet Year  2000  compliant,  has also  been  completed.
Upgrading  of such  systems as appears to be called for under the  circumstances
based  on  available   information  and  a  reasonable   level  of  inquiry  and
investigation,   and  in  accordance  with  prevailing   industry  practice  has
commenced.  Upon  completion  of  such  upgrading,  a  testing  program  will be initiated and completed during 1999. To the best of Glenborough's knowledge, the
Partnership has no Property Systems,  the failure of which would have a material effect on its operations.

Costs of Addressing Year 2000 issues. Given the information known at this time about systems that are non-compliant, coupled with ongoing, normal course-of business efforts to upgrade or replace critical systems, as necessary, the Partnership does not expect Year 2000 compliance costs to have a material adverse impact on its liquidity or ongoing results of operations. The costs of assessment and remediation of the Property Systems will be paid by the Partnership as an operating expense.

Risks of Year 2000 issues. In light of the assessment and upgrading efforts to date, and assuming completion of the planned, normal course-of-business upgrades and subsequent testing, the Partnership believes that any residual Year 2000 risk will be limited to non-critical business applications and support hardware, and to short-term interruptions affecting Property Systems which, if they occur at all, will not be material to overall operations. Glenborough and the Partnership believe that all IT Systems and Property Systems will be Year 2000 compliant and that compliance will not materially adversely affect its future liquidity or results of operations or its ability to service debt. However, absolute assurance that this is the case cannot be given

Contingency Plans. The Partnership is currently developing a contingency plan for all operations which will address the most reasonably likely worst case scenario regarding Year 2000 compliance. Such a plan, however, will recognize material limitations on the ability to respond to major regional or industrial failures such as power outages or communications breakdowns. Management expects such a contingency plan to be completed during 1999.

Item 8.          Financial Statements and Supplementary Data

For information with respect to this Item 8, see Financial Statements and Schedules as listed in Item 14.

Item  9.  Changes  in and  Disagreements  with  Accountants  on  Accounting  and
Financial Disclosure
                                     Part III


Item 10. Directors and Executive Officers of the Partnership

Daniel Lee Stephenson and RFC are the general partners of the Partnership. The executive officer and director of RFC is

Daniel L. Stephenson      Director, President, Chief Executive Officer and Chief
                          Financial Officer


There is no fixed term of office for Mr. Stephenson.

Mr.  Stephenson,  age 55, founded RFC (formerly known as Rancon  Corporation) in
1971 for the purpose of  establishing  itself as a  commercial,  industrial  and
residential  property  syndication,   development  and  brokerage  concern.  Mr.

                                Appendix B-18

Stephenson has, from inception,  held the position of Director. In addition, Mr.
Stephenson was President and Chief Executive Officer of RFC from 1971 to 1986, from August 1991 to September 1992 and from March 31, 1995 to present. Mr.
Stephenson is Chairman of the Board of PacWest Group, Inc., a real estate firm which has acquired a portfolio of assets from the Resolution Trust Corporation.

Item 11.          Executive Compensation

The Partnership has no executive officers. For information relating to fees, compensation, reimbursement and distributions paid to related parties, reference is made to Item 13 below.

Item 12.          Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners

No person is known by the Partnership to be the beneficial owner of more than 5% of the Units.

Security Ownership of Management
--------------------------------

    Title                                       Amount and Nature of     Percent
  of Class  Name of Beneficial Owner           Beneficial Ownership     of Class
  --------  ------------------------           --------------------     --------

    Units  Daniel Lee Stephenson (I.R.A.)       4 Units   (direct)          *
    Units  Daniel Lee Stephenson Family Trust   100 Units   (direct)        *

*  Less than 1 percent

Changes in Control
------------------

The Limited Partners have no right, power or authority to act for or bind the Partnership. However, the Limited Partners generally have the power to vote upon the following matters affecting the basic structure of the Partnership, passage of each of which requires the approval of Limited Partners holding a majority of the outstanding Units: (i) amendment of the Partnership's Partnership Agreement;
(ii) termination and dissolution of the Partnership; (iii) sale, exchange or pledge of all or substantially all of the assets of the Partnership; (iv) removal of the General Partner or any successor General Partner; (v) election of a new General Partner or General Partners upon the removal, retirement, death, insanity, insolvency, bankruptcy or dissolution of the General Partner or any successor General Partner; and (vi) extension of the term of the Partnership.


Item 13.          Certain Relationships and Related Transactions

During the year ended December 31, 1998, the Partnership did not incur any expenses or costs reimbursable to RFC, DLS or any other affiliate of the Partnership.


                                 Appendix B-19

>
                                     Part IV

Item 14. Exhibits, Financial Statement Schedules, and Reports on Form 8-K

     (a)  The following documents are filed as part of the report

      (1) Financial Statements:

           Report of Independent Public Accountants

           Consolidated Balance Sheets as of December 31, 1998 and 1997

           Consolidated Statements of Operations for the years ended December 31, 1998, 1997 and 1996

           Consolidated Statements of Partners'Equity (Deficit) for the years ended December 31, 1998,1997 and 1996

           Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996

           Notes to Consolidated Financial Statements

       (2) Financial Statement Schedule:

           Schedule III - Real Estate and Accumulated Depreciation as of December 31, 1998 and Note thereto

       (3)  Exhibits:


          (3.1) Second Amended and Restated Certificate and Agreement of Limited
                Partnership of the Partnership (included as Exhibit B to the December 29, 1986, as amended on January 5, 1987, filed pursuant to Rule 424(b),Prospectus datedfile number 2-90327,is incorporated herein by reference)

         (3.2) First Amendment to the Second Amended and Restated Agreement and Certificate of Limited Partnership of the Partnership,dated March 11, 1991(included as Exhibit 3.2 to 10-K dated October 31, 1992, File number 0-14207, is incorporated herein by reference).

      (3.3) Limited Partnership Agreement of RRF IV Tri-City Limited Partnership, A Delawarelimited partnership of which Rancon Realty Fund IV, A California Limited Partnership is the limited partner (filed as Exhibit 3.3 to the Partnership's annual report on Form 10-K for the year ended December 31, 1996 is incorporated herein by reference).

      (10.1) First Amendment to the Second Amended Management, administration and consulting agreement and amendment thereto for services rendered by Glenborough Corporation dated August 31,1998.


      (10.2) Management, administration and consulting agreement and amendment thereto for services rendered by Glenborough Inland Corporation dated December 20,1994 and March 30, 1995, respectively (filed as Exhibit 10.2 to the Partnership's annual report on Form 10-K for the year ended December 31, 1995 is incorporated herein by reference).

      (10.3) Promissory note in the amount of $6,400,000,dated April 19,1996, secured by Deeds of Trust on three of the Partnership
              Properties (filed as Exhibit 10.6 to thePartnership's annual report on Form 10-K for the year ended December 31,1996 is incorporated herein by reference).


                                 Appendix B-20

      (27)    Financial Data Schedule.

   (b) Reports on Form 8-K


       No report on Form 8-K was filed with the Securities and Exchange Commission during the fourth quarter of 1998


                                   SIGNATURES


Pursuant to the requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   RANCON REALTY FUND IV,
                                   a California limited partnership

                                      By:  Rancon Financial Corporation
                                           a California corporation
                                           its General Partner



Date:    March  30, 1999                  By:   /s/  DANIEL L. STEPHENSON
                                             ----------------------------------
                                                Daniel L. Stephenson, President

                                  By:     /s/  DANIEL L. STEPHENSON
                                     ------------------------------------------
                                          Daniel L. Stephenson, General Partner


                                 Appendix B-21

                          INDEX TO FINANCIAL STATEMENTS
                                  AND SCHEDULE




      Financial Statements and Schedule                                  Page
      ---------------------------------                                  ----


      Financial Statements:

       Report of Independent Public Accountants                               25

       Consolidated Balance Sheets as of December 31, 1998 and 1997           26

       Consolidated  Statements of Operations for the years ended
       December 31, 1998, 1997 and 1996                                       27

       Consolidated Statements of Partners'Equity (Deficit)for the years
       ended December 31, 1998, 1997 and 1996                                 28

       Consolidated Statements of Cash Flows for the years ended
       December 31, 1998, 1997 and 1996                                    29-30

            Notes to Consolidated Financial Statements                        31

         Schedule:

            III-Real Estate and Accumulated Depreciation
                 as of December 31, 1998 and Note thereto                     43



All other schedules are omitted because they are not applicable or the required information is shown in the financial statements or notes thereto

                                 Appendix B-22

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Partners of
RANCON REALTY FUND IV, A CALIFORNIA LIMITED PARTNERSHIP:

We have audited the accompanying consolidated balance sheets of RANCON REALTY FUND IV, A CALIFORNIA LIMITED PARTNERSHIP as of December 31, 1998 and 1997 and the related statements of operations, partners' equity (deficit) and cash flows for the years ended December 31, 1998, 1997 and 1996. These consolidated financial statements and the schedule referred to below are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements and schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of RANCON REALTY FUND IV, A CALIFORNIA LIMITED PARTNERSHIP, as of December 31, 1998 and 1997 and the results of its operations and its cash flows for the years ended December 31, 1998, 1997 and 1996, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The accompanying schedule listed in the index to financial statements and schedule is presented for purposes of complying with the Securities and Exchange Commission's rules and is not a required part of the basic consolidated financial statements. This information has been subjected to the auditing procedures applied in our audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.


Arthur Andersen LLP
San Francisco, California
 February 12, 1999

                                 Appendix B-23

                             RANCON REALTY FUND IV,
                        A CALIFORNIA LIMITED PARTNERSHIP

                           Consolidated Balance Sheets
                           December 31, 1998 and 1997
                    (in thousands, except units outstanding)

Assets                                                         1998        1997
------                                                         ----        ----

Investments in real estate:
 Rental property, net of accumulated depreciation of $12,723
  and $11,474 as of December 31, 1998 and 1997, respectively   $33,781   $32,659
    Land held for development                                    1,575     4,666
    Rental property held for sale, net                            -       10,179
    Land held for sale                                           2,741     2,310
                                                                 -----     -----

        Total real estate investments                           38,097    49,814
                                                                ------    ------

Cash and cash equivalents                                        4,297       788
Restricted cash                                                    369       369
Deferred financing costs and other fees, net of
    accumulated amortization of $1,195 and $1,039 as of
    December 31, 1998 and 1997, respectively                     1,312     1,373
Prepaid expenses and other assets                                1,434     1,056
                                                                 =====     =====

        Total assets                                           $45,509   $53,401
                                                               =======   =======

Liabilities and Partners' Equity (Deficit)
------------------------------------------
Notes payable                                                  $16,005   $22,004
Accounts payable and accrued expenses                              929       631
                                                                   ---       ---

        Total liabilities                                       16,934    22,635
                                                                ------    ------

Commitments and contingent liabilities (see Note 8)

Partners' equity (deficit):
 General partners                                                (658)     (891)
   Limited partners,76,767 and 77,054 limited partnership units
     outstanding at December 31, 1998 and 1997, respectively    29,233    31,657
                             --- ----     -----                 ------    ------
     Total partners' equity                                     28,575    30,766
                                                                ------    ------

Total liabilities and partners' equity                         $ 45,509  $53,401
                                                               ========  =======



        The accompanying notes are an integral part of these financial statement

                                 Appendix B-24

                             RANCON REALTY FUND IV,
                        A CALIFORNIA LIMITED PARTNERSHIP

                      Consolidated Statements of Operations
              For the years ended December 31, 1998, 1997 and 1996
         (in thousands, except per unit amounts and units outstanding)


                                                1998     1997     1996
                                                ----     ----     ----
Revenue:
    Rental income                               $6,678   $7,275   $5,149
    Gain on sale of rental property              5,468        -        -
    Interest and other income                      241       23       65
                                                   ---       --       --

             Total revenue                      12,387    7,298    5,214
                                                ------    -----    -----

Expenses:
    Operating                                    2,790    3,166    2,642
    Interest expense                             1,651    1,887      792
    Depreciation and amortization                1,418    1,748    1,449
    Provision for impairment of investments
       in real estate                            2,864      947        -
    Loss on sales of land                           11      253        -
    Expenses associated with undeveloped land      418      678      571
    General and administrative                   1,229    1,240    1,270
    Proposed dissolution costs                     102      445        -
                                                   ---      ---

             Total  expenses                    10,483   10,364    6,724
                                                ------   ------    -----


Net income (loss)                               $1,904  $(3,066) $ (1,510)
                                                ======  =======  ========


Net income(loss) per limited partnership unit   $21.22  $(38.40) $ (18.91)
                                                ======  =======  ========

Weighted average number of limited partnership
  units outstanding during each period           76,828   79,846    79,846
                                                 ======   ======    ======





       The accompanying notes are an integral part of these financial statements

                                 Appendix B-25

                             RANCON REALTY FUND IV,
                        A CALIFORNIA LIMITED PARTNERSHIP

              Consolidated Statements of Partners' Equity (Deficit)
              For the years ended December 31, 1998, 1997 and 1996
                                  (in thousands)


                                               General     Limited
                                               Partners    Partners    Total
                                               --------    --------    -----

Balance at December 31, 1995                   $(891)      $37,060     $36,169

Net loss                                            -       (1,510)     (1,510)
                                               ------      ------      ------

Balance at December 31, 1996                    (891)       35,550      34,659

Retirement of limited partnership units             -         (827)       (827)

Net loss                                            -       (3,066)     (3,066)
                                               ------      ------      ------

Balance at December 31, 1997                    (891)       31,657      30,766

Retirement of limited partnership units            -           (95)        (95)

Net income                                       273         1,631       1,904

Distributions                                    (40)       (3,960)     (4,000)
                                                 ---        ------      ------

Balance at December 31, 1998                   $(658)      $29,233     $28,575

                                                =====       =======     =======


       The accompanying notes are an integral part of these financial statements

                                 Appendix B-26

                             RANCON REALTY FUND IV,
                        A CALIFORNIA LIMITED PARTNERSHIP
                      Consolidated Statements of Cash Flows
              For the years ended December 31, 1998, 1997 and 1996
                                 (in thousands)

                                               1998        1997        1996
                                               ----        ----        ----
Cash flows from operating activities:
Net income (loss)                              $ 1,904      $(3,066)    $(1,510)
 Adjustments to reconcile net income (loss) to
 net cash provided by(used for)
 operating activities:
  Net (gain) loss on sales of real estate       (5,457)         253           -
  Depreciation and amortization                  1,418        1,748       1,449
  Amortization of loan fees,
   included in interest expense                     98          105          68
  Provision for impairment of investments in
    real estate                                  2,864         947           -
   Changes in certain assets and liabilities:
     Deferred financing costs and other fees      (207)       (292)       (596)
     Prepaid expenses and other assets            (377)       (247)        (25)
     Accounts payable and accrued expenses         298        (149)        424
                                                   ---        ----         ---
        Net cash provided by (used for)
          operating activities                     541        (701)       (190)
                                                   ---        ----        ----

Cash flows from investing activities:
  Net proceeds from sales of real estate        15,896        1,890        248
  Net additions to real estate investments      (2,834)      (4,030)    (7,166)
                                                ------       ------     ------

        Net cash provided by (used for)
          investing activities                  13,062       (2,140)    (6,918)
                                                ------       ------     ------

Cash flows from financing activities:
  Net loan proceeds                                  -        6,500      5,687
  Notes payable principal payments              (5,999)      (1,752)      (196)
  Decrease (increase) in restricted cash, net        -         (267)       824
  Payment of loan fees                               -         (122)      (406)
  Cash distribution to partners                 (4,000)           -          -
  Retirement of limited partnership units          (95)        (827)         -
                                                   ----         ---        ----

     Net cash provided by (used for)
       financing activities                    $(10,094)      $3,532    $5,909



                                 Appendix B-27


                             RANCON REALTY FUND IV,
                        A CALIFORNIA LIMITED PARTNERSHIP

                Consolidated Statements of Cash Flows (continued)
              For the years ended December 31, 1998, 1997 and 1996
                                 (in thousands)

                                               1998        1997        1996
                                               ----        ----        ----
Net increase(decrease)in cash and cash
equivalents                                    $3,509      $ 691       $(1,199)

Cash and cash equivalents at beginning of year    788         97         1,296
                                                  ---         --         -----

Cash and cash equivalents at end of year       $4,297      $ 788       $    97
                                               ======      =====       =======



Supplemental disclosure of cash flow information:

Cash paid for interest(exclusive of capitalized
        interest costs)                        $ 1,555     $1,783      $ 1,254
                                               =======     ======      =======

  Interest capitalized                         $   103     $   -       $   597
                                               =======     ======      =======
Supplemental disclosure of non-cash financing
activity
   New financing                               $     -     $7,700      $11,273
   Original financing paid-off in escrow             -     (1,200)      (5,586)
                                                           ------       ------

Net loan proceeds                              $     -     $6,500      $ 5,687
                                               ======      ======      =======















    The accompanying notes are an integral part of these financial statements

                                 Appendix B-28

                             RANCON REALTY FUND IV,
                        A CALIFORNIA LIMITED PARTNERSHIP

                   Notes to Consolidated Financial Statements
                           December 31, 1998 and 1997

Note 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
          ------------------------------------------------

Organization

Rancon Realty Fund IV, a California Limited Partnership, ("the Partnership"), was organized in accordance with the provisions of the California Uniform Limited Partnership Act for the purpose of acquiring, developing and operating real property. The general partners of the Partnership are Daniel L. Stephenson and Rancon Financial Corporation ("RFC"), hereinafter referred to as the Sponsor or the General Partner. RFC is wholly-owned by Daniel L. Stephenson. The Partnership reached final funding in July 1987. As of December 31, 1997, a total of 2,946 limited partnership units ("Units") were repurchased and retired as a result of the Partnership's offer to redeem limited partnership units. During the year ended December 31, 1998, an additional 287 Units were repurchased and retired resulting in 76,767 Units outstanding as of December 31, 1998.

The General Partner currently plans to seek the Limited Partners' consent to sell all of the Partnership's remaining properties and liquidate the Partnership and has filed preliminary consent solicitation materials with the United States Securities and Exchange Commission with the goal of mailing consent solicitation materials to the Limited Partners in the second quarter of 1999. Assuming a proposal to sell all of the Partnership's remaining properties and liquidate the Partnership is submitted to and approved by the limited partners, the General Partner currently intends to sell all of the Partnership's remaining properties in 1999 and distribute the proceeds and liquidate the Partnership after all of the properties are sold and the cash proceeds thereof received, which the General Partner does not expect will occur prior to at least early to mid-2000 (and potentially not until 2001) as some of the properties may be sold with the purchase price payable on an installment basis.

The Partnership has not, as of the date hereof, entered into any agreement for the sale of its remaining properties. If the limited partners consent to the Partnership selling all of its remaining properties and then liquidating, the General Partner currently intends to offer the Partnership's remaining properties for sale by soliciting bids from various potential purchasers.

If a proposal for the sale of the Partnership's properties and liquidation of the Partnership is submitted to the limited partners, but not approved, the Partnership currently intends to continue to operate the properties and attempt to sell such properties in single or multiple sales and develop properties it believes are developable and would improve its return on investment.

Allocation of profits and losses are made pursuant to the terms of the Partnership Agreement. Generally, net income from operations is allocated 90% to the limited partners and 10% to the general partners. Net losses from operations are allocated 99% to the limited partners and 1% to the general partners until such time as a partner's capital account is reduced to zero. Additional losses will be allocated entirely to those partners with positive capital account balances until such balances are reduced to zero. Net income other than net income from operations shall be allocated as follows: (i) first, to the partners who have a deficit balance in their capital account, provided that, in no event

                                  Appendix B-29
shall the general partners be allocated more than 5% of the net income other than net income from operations until the earlier of sale or disposition of substantially all of the assets or the distribution of cash (other than cash from operations) equal to the Unitholder's original invested capital; (ii) second, to the limited partners in proportion to and to the extent of the amounts to increase their capital accounts to an amount equal to the sum of the adjusted invested capital of their units plus an additional cumulative non-compounded 6% return per annum (plus additional amounts depending on the date Units were purchased); (iii) third, to the partners in the minimum amount required to first equalize their capital account in proportion to the number of units owned, and then, to bring the sum of the balances of the capital accounts of the limited partners and the general partners into the ratio of 4 to 1; and
(iv) the balance, if any, 80% to the limited partners and 20% to the general partners. In no event shall the general partners be allocated less than 1% of the net income for any period.

General Partner and Management Matters
--------------------------------------

Effective January 1, 1995, Glenborough Corporation (successor by merger with Glenborough Inland Realty Corporation) ("Glenborough") entered into an agreement with the Partnership and other related Partnerships (collectively, "the Rancon Partnerships") to perform or contract on the Partnership's behalf for financial, accounting, data processing, marketing, legal, investor relations, asset and development management and consulting services for a period of ten years or until the liquidation of the Partnership, whichever comes first. Effective January 1, 1998, the agreement was amended to eliminate Glenborough's responsibility for providing investor relation services and Preferred Partnership Services, Inc., a California Corporation unaffiliated with the Partnership, contracted to assume these services. In August 1998, the management agreement was further amended to provide Glenborough with a guarantee of a specified amount of asset management and property management fees through December 31, 1999, regardless of whether the Partnership sells any or all of its properties prior to such date. In exchange, Glenborough waived any and all claims related to liquidated damages under the agreement to which it may have otherwise been entitled.

According to the contract, the Partnership will pay Glenborough for its services as follows: (i) a specified asset administration fee ($806,000 in 1998, $989,000 in 1997 and $993,000 in 1996); (ii) sales fees of 2% for improved properties and 4% for land; (iii) a refinancing fee of 1% and (iv) a management fee of 5% of gross rental receipts. As part of this agreement, Glenborough will perform certain duties for the General Partner of the Rancon Partnerships. RFC agreed to cooperate with Glenborough, should Glenborough attempt to obtain a majority vote of the limited partners to substitute itself as the Sponsor for the Rancon Partnerships. Glenborough is not an affiliate of RFC or the Partnership

Note 2.   Significant Accounting Policies
          ------------------------------

Basis of Accounting - The accompanying  financial  statements have been prepared
-------------------
on the accrual basis of accounting in accordance with generally accepted accounting principles under the presumption that the Partnership will continue as a going concern.
                                 Appendix B-30

The consent of the Unitholders to a proposal to sell all of the Partnership's remaining properties and liquidate the Partnership will not impact the accounting treatment applied by the Partnership in its financial statements prepared in accordance with generally accepted accounting principles as the liquidation proceeds and the timing thereof are not currently estimable. The Partnership will classify as "held for use" or "held for development", all of its operating and undeveloped properties until such time as an acceptable buyer is identified and an offer which is reasonably assured of consummation is obtained. At that time, the Partnership will reclassify the appropriate portions of its assets to "held for sale" and depreciation of those assets will be discontinued.

When the sale price and timing of the last property disposal is reasonably determinable, the Partnership will adopt liquidation basis accounting in that quarter. At that time, all assets and liabilities will be adjusted to their settlement amounts and an amount to be distributed to the Unitholders upon liquidation will be estimated.

Use of Estimates - The  preparation of financial  statements in conformity  with
-----------------
generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties - The Partnership's ability to (i) achieve positive cash
-----------------------
flow from operations, (ii) meet its debt obligations, (iii) provide distributions either from operations or the ultimate disposition of the Partnership's properties or (iv) continue as a going concern, may be impacted by changes in interest rates, property values, geographic economic conditions, or the entry of other competitors into the market. The accompanying financial statements do not provide for adjustments with regard to these uncertainties.

New Accounting  Pronouncement - In June 1997, the Financial Accounting Standards
-----------------------------
Board issued Statement of Financial Accounting Standards No. 131 (SFAS 131), "Disclosures about Segments of an Enterprise and Related Information." SFAS 131 is effective for fiscal years beginning after December 15, 1997. As the Partnership operates in only one geographic location and one industry, and allocates resources solely for the optimization of the Partnership's overall return, management has determined that no additional disclosure in the Partnership's financial statements is necessary.

Rental Property - Rental properties,  including  the  related  land,  are stated
---------------
at cost unless events or circumstances indicate that cost cannot be recovered, in which case, the carrying value of the property is reduced to its estimated fair value. Estimated fair value: (i) is based upon the Partnership's plans for the continued operations of each property; and (ii) is computed using estimated sales price, as determined by prevailing market values for comparable properties and/or the use of capitalization rates multiplied by annualized rental income based upon the age, construction and use of the building. The fulfillment of the Partnership's plans related to each of its properties is dependent upon, among other things, the presence of economic conditions which will enable the


                                 Appendix B-31

Partnership to continue to hold and operate the properties prior to their eventual sale. Due to uncertainties inherent in the valuation process and in the economy, it is reasonably possible that the actual results of operating and disposing of the Partnership's properties could be materially different than current expectations.


Depreciation is provided using the straight line method over the useful lives of the respective assets.

Land Held  for  Development  - Land   held  for  development  is  stated at cost
--------------------------
unless events or circumstances indicate that cost cannot be recovered in which case the carrying value is reduced to estimated fair value. Estimated fair value: (i) is based on the Partnership's plans for the development of each property; (ii) is computed using estimated sales price, based upon market values for comparable properties; and (iii) considers the cost to complete and the estimated fair value of the completed project. The fulfillment of the Partnership's plans related to each of its properties is dependent upon, among other things, the presence of economic conditions which will enable the Partnership to either hold the properties for eventual sale or obtain financing to further develop the properties.

Interest and property taxes related to property constructed by the Partnership are capitalized during periods of construction. Interest of $103,000 and property taxes of $44,000 related to the construction of Office Max and Mimi's Cafe, two build-to-suit retail buildings which were completed in October 1998 and December 1998, respectively, were capitalized during the year ended December 31, 1998.

Rental  Property Held for Sale -   Rental  property  held  for sale is stated at
------------------------------
the lower of cost or estimated fair value less costs to sell. Estimated fair value is based upon prevailing market values for comparable properties and/or the use of capitalization rates multiplied by annualized rental income based upon the age, construction and use of the building. The fulfillment of the Partnership's plans to dispose of property is dependent upon, among other things, the presence of economic conditions which will enable the Partnership to hold the property for eventual sale. The Partnership discontinues depreciating rental property once it is classified as held for sale.

Land  Held for Sale -   Land   held  for  sale is stated at the lower of cost or
-------------------
estimated fair value less costs to sell. Estimated fair value is based upon independent appraisals or prevailing market rates for comparable properties. Appraisals are estimates of fair value based upon assumptions about the property and the market in which it is located.

Cash  and  Cash   Equivalents  -  The   Partnership    considers      short-term
-----------------------------
investments (including certificates of deposit and money market funds) with a maturity of less than ninety days at the time of investment to be cash equivalents.

Fair Value of Financial  Instruments  - Statement  of    Financial    Accounting
------------------------------------
Standards No. 107 requires disclosure about fair value for all financial instruments. Based on the borrowing rates currently available to the Company, the carrying amount of debt approximates fair value. Cash and cash equivalents


                                 Appendix B-32
consist of demand deposits, certificates of deposit and short-term investments with financial institutions. The carrying amount of cash and cash equivalents approximates fair value.

Deferred  Financing   Costs and Other Fees - Deferred  loan  fees  are amortized
------------------------------------------
on a straight-line basis over the life of the related loan and deferred lease commissions are amortized over the initial fixed term of the related lease agreement.

Rental Income - Rental  income  is   recognized  as  earned over the term of the
-------------
related lease.

Net  Income/Loss  Per  Limited  Partnership  Unit - Net  income   or   loss  per
-------------------------------------------------
limited partnership unit is calculated using the weighted average number of limited partnership units outstanding during the period and the Limited Partners' allocable share of the net income or loss.

Income  Taxes - No  provision  for income  taxes is  included  in the accompany-
-------------
ing financial statements, as the Partnership's results of operations are allocated to the partners for inclusion in their respective income tax returns. Net loss and partners' equity (deficit) for financial reporting purposes will differ from the Partnership income tax return because of different accounting methods used for certain items, including depreciation expense, provisions for impairment of investments in real estate, capitalization of development period interest and income and loss recognition.

Consolidation  - In April,  1996, the  Partnership  formed Rancon Realty Fund IV
-------------
Tri-City Limited Partnership, a Delaware limited partnership ("RRF IV Tri-City") as required by the lender of a $6,400,000 loan obtained by the Partner-ship in 1996. The loan is secured by three of the Partnership's properties which were contributed to RRF IV Tri-City by the Partnership. The limited part-ner of RRF IV Tri-City is the Partnership and the general partner is Rancon Realty Fund IV, Inc., a corporation wholly owned by the Partnership. Since the Partnership indirectly owns 100% of RRF IV Tri-City, the financial statement of RRF IV Tri-City have been consolidated with those of the Partnership. All inter-company transactions and balances have been eliminated in consolidation.

Reclassifications  -  Certain  prior  year  balances  have been  reclassified to
-----------------
conform  with the  current  year presentation.


Note 3.   INVESTMENTS IN REAL ESTATE
          --------------------------

Rental property components at December 31, 1998 and 1997 are as follows (in thousands):

                                         1998                    1997
                                         ----                    ----

Land                                 $     4,318             $     3,845
Buildings                                 31,031                  29,671
Leasehold and other improvements          11,155                  10,617
                                          ------                  ------
                                          46,504                  44,133
Less: accumulated depreciation           (12,723)                (11,474)
                                         -------                 -------

                                 Appendix B-33

Total rental property, net           $    33,781             $    32,659

At December 31, 1998 and 1997, the Partnership's rental property included ten projects at the Tri-City Corporate Centre in San Bernardino, California.

The increase in Land and Buildings is due to the completion of the construction of Office Max and Mimi's Cafe in 1998.

Land held for development consists of the following at December 31, 1998 and 1997 (in thousands):

                                                  1998                1997
                                                  ----                ----

23.0 acres at Tri-City Corporate Centre,
   San Bernardino, CA                          $    1,575        $    2,730
24.8 acres in Lake Elsinore, CA                       --              1,936
                                                ---------         ---------
Total land held for development                $    1,575        $    4,666

The 24.8 acres of land in Lake Elsinore, CA was reclassified to land held for sale during the first quarter of 1998.

The decrease in land held for development in San Bernardino, CA is due to the reclassification of Office Max and Mimi's Cafe to rental property during the year ended December 31, 1998.

The above land held for development is unencumbered.

Rental property held for sale at December 31, 1997:

As of December 31, 1997 the Partnership was marketing for sale its 240-unit apartment complex, the Shadowridge Woodbend Apartment complex, located in Vista, California. On June 4, 1998, the Partnership sold the Shadowridge Woodbend Apartment complex to an unaffiliated entity for $16,075,000. The Partnership recognized a gain on the sale of the rental property of $5,468,000 nd realized net proceeds of $9,806,000 after paying off the related secured debt and closing costs.

Land held for sale consists of the following at December 31, 1998 and 1997
 (in thousands):

                                                   1998                 1997
                                                   ----                 ----
17.14 acres in Perris, CA                      $       300           $     1,386
1.80 acres and 3.87 acres in Temecula, CA
     in 1998 and 1997, respectively                    505                   924
24.8 acres in Lake Elsinore, CA                      1,936                    --
----                                                 -----

Total land held for sale                       $     2,741           $     2,310
                                               ===========           ===========

                                 Appendix B-34

The decrease in the carrying value of the 17.14 acres of land in Perris, Calif-ornia is due to the provision for
impairment  recorded   during the  year ended  December  31,  1998 as  discussed
below. On January 15, 1999, the Partnership sold the Perris land for $334,800 see Note 10.

On January 27, 1998, the Partnership sold 2.07 acres of the land held for sale in Temecula, California and realized a loss on the sale of $11,000, which is reflected in the accompanying 1998 statement of operations.

The Partnership does not intend to develop the remaining sites held for sale. The proceeds generated from future sales would be added to the Partnership's cash reserves, pending use in development of other properties, or distri-buted to the partners.

The above land held for sale is unencumbered.

Provisions for impairment of real estate investments:

During the years ended December 31, 1998 and 1997, the Partnership recorded the following provisions to reduce the carrying value of investments in real estate (in thousands):

                                                    1998             1997
                                                    ----             ----

Rental property:
    Inland Regional Center                     $        1,482     $       --

Land held for development:
    San Bernardino, CA                         $          129     $      275

Land held for sale:
    Perris, CA                                          1,086             --
    Temecula, CA                                          167            672
                                                -------------      ---------
       Total provision for impairment
        of real estate investments             $        2,864     $      947
                                               ==============     ==========

The Partnership's business strategy has been to focus on the eventual disposi-tion of its assets at the optimal time and sales price. In 1998 and 1997, management determined that the carrying values of certain of the Partnership's investments in real estate were in excess of the estimated fair value of such property and accordingly,recorded provisions for impairment as shown above.

Approximately 15 acres of the Tri-City Corporate Centre land owned by the Partnership was part of a landfill operated by the City of San Bernardino
("the City") from approximately 1950 to 1960. There are no records of which the Partnership is aware disclosing that hazardous wastes exist at the landfill.
The Partnership's landfill monitoring program currently meets or exceeds all regulatory requirements and no material capital expenditures have been incurred.
The Partnership is working with the Santa Ana Region of the California  Regional

                                 Appendix B-35

Water Quality Control Board and the City to determine the need and responsibil-ity for any further testing. There is no current requirement to ultimately clean up the site; however, no assurance can be made that circumstances will not arise which could impact the Partnership's responsibility related to the property.

Note 4.   RESTRICTED CASH
          ---------------

On March 12, 1997,  pursuant to the Inland  Regional  Center  ("IRC")  lease,  a
$269,000 certificate of deposit ("CD") was opened. The $269,000 CD represents a security deposit, that the Partnership will retain in the event of default by IRC. Provisions in the lease allow for the security deposit plus accrued interest to be converted to prepaid rent after the 60th month (June 2001) of the lease if the tenant is not in default of the provisions of the lease.

In addition, a $100,000 CD at December 31, 1998 is held as collateral for subdivision improvement bonds related to the land held for development in Temecula, California. The Partnership is in the process of obtaining a release of this CD.

Note 5.   NOTES PAYABLE
          -------------

Notes payable as of December 31, 1998 and 1997 was as follows (in thousands):

                                                               1998       1997
                                                               ----       ----
Note  payable  secured  by first  deed of  trust  on  Service
Retail  Center,   Promotional   Retail  Center  and  Carnegie
Business  Center I. The loan,  which  matures May 1, 2006, is
a   10-year,   8.744%   fixed   rate   loan  with  a  25-year
amortization  requiring  monthly  payments of  principal  and
interest totaling $53.                                         $ 6,290  $ 6,377

Note  payable  secured  by  first  deed of  trust  on the IRC building.  Interest  accrues  at a fixed  rate of  8.75%  per annum.  Monthly  payments of $21 of  principal  and  interest
are due until the loan matures on April 23, 2001.                2,429    2,458

Note  payable  secured  by  first  deed of  trust  on the One
Vanderbilt  building.  The  note  bears  interest  at a fixed rate  of  9%  per  annum.  Monthly  installments  of  $20  of principal  and  interest  are due until  January 1, 2005,  at which time the unpaid  principal  and interest are payable in
full.                                                            2,286    2,320

                                 Appendix B-36

Note   payable   secured  by  first  deed  of  trust  on  the
Shadowridge  Woodbend  Apartments.  The note was  paid-off in
June  1998  upon  the  sale  of  the   Shadowridge   Woodbend
Apartments.                                                         --    5,849

Note  payable  secured  by first  deeds  of trust on  Circuit
City and TGI  Friday's.  Interest  is payable  monthly at one percent  (1%) per  annum in  excess  of the  lender's  "Prime
Rate" until the loan  matures on April 30, 1999 at which time
the unpaid principal and interest are due.                       5,000    5,000
                                                                 -----    -----

Total notes payable                                            $16,005  $22,004
                                                               =======  =======

The Partnership has an option to extend for one year from the maturity date, subject to an extension fee of 0.05% of the loan ($25,000), the note payable secured by first deeds of trust on Circuit City and TGI Friday's. The Partnership will exercise its one-year extension right on the secured loan.

The annual maturities of the Partnership's notes payable subsequent to December 31, 1998 (not taking into effect the extension option on the Circuit City and TGI Fridays loan, discussed above) are as follows (in thousands):

                  1999                     $      5,171
                  2000                              187
                  2001                            2,505
                  2002                              172
                  2003                              188
                  Thereafter                      7,782
                                                  -----

                  Total                    $     16,005
                                           ============


Note 6.   PROPOSED DISSOLUTION COSTS
          --------------------------

In 1997, the Partnership entered into an agreement to sell all of its real estate assets and then to liquidate the Partnership, as described in a Consent Solicitation Statement sent to the Unitholders on October 17, 1997 (and filed with the Securities and Exchange Commission on the same date under cover of
Schedule 14A) upon the completion of the sale. In November 1997, the Unitholders consented to the sale of the Partnership's real estate assets and the subsequent liquidation of the Partnership with sixty percent of the total outstanding Units cast in favor of such proposal. However; in December 1997, the General Partner determined that it would be in the best interest of the Partnership to rescind the agreement for the sale of the real estate assets. The General Partner experienced greater than anticipated opposition by the Limited Partners to the timing of the sale. In addition, the General Partner believed that holding the Partnership's real estate assets for an additional period of time would provide the Partnership with the opportunity to recognize an appreciation in its value. Costs totaling $445,000 related to the sale and proposed dissolution were

                                 Appendix B-37
expensed in 1997.

The General Partner currently plans to seek the Limited Partners' consent to sell all of the Partnership's remaining properties and liquidate the Partnership, and the General Partner has filed preliminary consent solicitation materials with the Securities and Exchange Commission. The Partnership's remaining properties consist of ten rental properties and approximately 23 acres of unimproved land it owns in the Tri-City Corporate Center in San Bernardino, California, 24.8 acres in Lake Elsinore, California and 1.80 acres in Temecula, California. Costs totaling $102,000 related to the proposal to sell all of the Partnership's remaining properties and liquidate the Partnership have been incurred and are expensed in the accompanying statement of operations for the year ended December 31, 1998.

Note 7.   LEASES
          ------

The Partnership's rental properties are leased under non-cancelable operating leases that expire at various dates through January, 2018. In addition to monthly base rents, several of the leases provide for additional rents based upon a percentage of sales levels attained by the tenants. Contingent rentals of $9,800 were realized during the year ended December 31, 1998; however, no contingent rentals were realized during the years ended December 31, 1997 or 1996. Future minimum rents under non-cancelable operating leases as of December 31, 1998 are as follows (in thousands):

                  1999                                 $ 5,918
                  2000                                   5,717
                  2001                                   5,399
                  2002                                   4,395
                  2003                                   3,982
                  Thereafter                            27,266
                                                        ------

                  Total                                $52,677
                                                       =======

Note 8.  COMMITMENTS AND CONTINGENT LIABILITIES
         --------------------------------------

The  Partnership  is  contingently  liable for a  subordinated  note  payable in connection with the land in Temecula, California, that the Partnership reacquired in June 1992 through a deed in lieu of foreclosure in satisfaction of a $2,276,000 note receivable. The subordinated note payable and accrued interest total $566,000 as of December 31, 1998. This amount is payable upon the sale of the property only after the Partnership receives the full amount of the prior note receivable with accrued and unpaid interest, costs of development, costs of sale, and other amounts paid to obtain good title to the property, subject to certain release provisions. Since the circumstances under which this liability would be payable are limited, the note payable and accrued interest have not been recorded in the accompanying financial statements; however, the amount will be recognized prior to recording any gain on the sale of the related land.

                                 Appendix B-38

The Partnership also remains contingently liable for subordinated real estate commissions payable to the General Partner in the amount of $643,000 at December 31, 1998 for sales that transpired in previous years. The subordinated real estate commissions are payable only after the Limited Partners have received distributions equal to their original invested capital plus a cumulative non-compounded return of 6% per annum on their adjusted invested capital. Since the circumstances under which these commissions would be payable are limited, the liability has not been recognized in the accompanying financial statements; however, the amount will be recorded when and if it becomes payable.

Note 9.   TAXABLE INCOME (LOSS)
          --------------------
The Partnership's tax returns, the qualification of the Partnership as a partnership for federal income tax purposes, and the amount of income or loss are subject to examination by federal and state taxing authorities. If such examinations result in changes to the Partnership's taxable income or loss, the tax liability of the partners could change accordingly.

The Partnership's tax returns are filed on a calendar year basis. As such, the following reconciliation has been prepared using tax amounts estimated on a calendar year basis.

The following is a reconciliation for the years ended December 31, 1998, 1997 and 1996 of the net income (loss) for financial reporting purposes to the estimated taxable income (loss) determined in accordance with accounting practices used in preparation of federal income tax returns (in thousands).

                                             1998        1997      1996
                                             ----        ----      ----

Net income (loss) per financial statements  $   1,904  $  (3,066) $  (1,510)
Gain on sale of property in excess of
  recognized gain for tax                        (362)        --         --
Financial reporting depreciation in excess
  of tax reporting depreciation                   (28)       200        191
Provision for impairment of investments
  in real estate                                2,864        672         --
Operating expenses recognized in a
  different period for financial reporting
  than for income tax reporting, net              (81)       432       (692)
Property taxes capitalized for tax                391        388        465
                                             --------   --------   --------
 Net income (loss) for federal
 income tax purposes                        $   4,688  $  (1,374) $  (1,546)


                                 Appendix B-39

The following is a reconciliation of partner's equity for financial reporting purposes to estimated partners' capital for federal income tax purposes as of December 31, 1998 and 1997 (in thousands).

                                                     1998           1997
                                                     ----           ----

Partners' equity per financial statements       $      28,575    $    30,766
Cumulative provision for impairment of
      investments in real estate                       17,610         14,946
Financial reporting depreciation in excess
  of tax reporting depreciation                         4,537          4,586
Operating expenses recognized in a
  different period for financial reporting
  than for income tax reporting, net                       51            305
Property taxes capitalized for tax                        932          1,329
                                                 ------------     ----------
Partners' capital for federal
 income tax purposes                            $      51,705    $    51,932
                                                =============    ===========



Note 10. SUBSEQUENT EVENT
-------------------------

On January 15, 1999, the Partnership sold approximately 17 acres of land located in Perris, Riverside County, California, to an unaffiliated entity for $334,800. The Partnership realized a $4,000 loss on the sale which will be reflected in its 1999 financial statements. The sale generated net proceeds of approximately $297,000, which were added to the Partnership's cash reserves.


                                 Appendix B-40

                                                       RANCON REALTY FUND IV,
                                                  A CALIFORNIA LIMITED PARTNERSHIP

                                       SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
                                                          DECEMBER 31, 1998
                                                           (in thousands)

------------------------------------------------------------------------------------------------------------------------------------
         A                      B                C                 D                     E           F        G       H      I

                                                           Cost Capitalized
                                           Initial Cost to   Subsequent to   Gross Amount Carried
                                              Partnership    Acquisition      at December 31, 1998
                                           ---------------    ------------    --------------------
                                                 Buildings                       Buildings          Accumu-  Date           Life
                                                 and                               and              lated  Construc-        Deprec-
                                                 Improve- Improve- Carrying      Improve-   (A)     Depre-  tion    Date    iated
   Description              Encumbrances Land    ments    ments    Cost    Land   ments     Total   ciation Began  Acquired Over
----------------------------------------------------------------------------------------------------------------------------------

Rental Properties:
Commercial Office Complexes,
  San Bernardino County, CA:
   One Vanderbilt              $ 2,286   $   572      --  $ 9,066  $   --  $  573   $ 9,065 $ 9,638  $ 4,439 11/30/85 11/06/84 3-40
                                                                                                                               yrs.
   Two Vanderbilt                   --       443      --    6,974      --     443     6,974   7,417    3,471  1/30/86 11/06/84 3-40
                                                                                                                               yrs.
   Carnegie Business  Center I     (c)       380      --    5,062      --     380     5,062   5,442    2,700  7/31/86 11/06/84 3-40
                                                                                                                               yrs.
   Inland Regional Center        2,429       608      --    7,757      --     946     7,419   8,365      487   1/96   6/26/87  10-40
                                                                                                                               yrs.
    Provision for impairment
    of real estate (b)              --      (196)     --   (1,482)     --    (196)   (1,482) (1,678)      --
                                ------    ------   ------  ------  ------   -----    ------  ------   ------
                                 4,715     1,807      --   27,377      --   2,146    27,038  29,184   11,097
                                ------    ------   ------  ------  ------   -----    ------  ------   ------

Commercial Retail Space,
 San Bernardino, County, CA:
   Service Retail Center           (c)       300      --    1,724      --     301     1,723   2,024      595  7/31/86 11/06/84 3-40
                                                                                                                               yrs.
    Provision for impairment
      of real estate (b)           --        --       --     (250)     --     (41)     (209)   (250)     --
   Promo Retail                    (c)       811      --    5,975      --     811     5,975   6,786      722  2/01/93 11/06/84 10-40
                                                                                                                               yrs.
    Provision for impairment
      of real estate (b)           --        --       --     (119)     --      (7)     (112)   (119)     --
    TGI Friday's                   (d)       181    1,624      --      --     181     1,624   1,805       75    N/A    2/28/97 40
                                                                                                                               yrs.
    Circuit City                   (d)       284      --    3,597      --     454     3,427   3,881      224   7/96   11/06/84 20-40
                                                                                                                               yrs.
    Office Max                     --        324    2,045      --      --     324     2,045   2,369       10   7/98   11/06/84 40
                                                                                                                               yrs.
    Mimi's Cafe                    --        149      675      --      --     149       675     824       --   7/98   11/06/84 40
                                                                                                                               yrs.
                                ------    ------  -------  ------   -----   -----    ------  ------    ------
                                11,290     2,049    4,344  10,927      --   2,172    15,148  17,320    1,626
                                ------    ------  -------  ------   -----   -----    ------  ------    ------
Land Held for Development:
 San Bernardino County, CA:
   26 acres - Tri-City             --      4,186      --    5,017      --   9,203       --    9,203      --    N/A    11/06/84  N/A
    Provision for impairment
 of real estate (b)                --       (244)     --   (7,384)     --  (7,628)      --  (7,628)      --
                                   --      3,942      --   (2,367)     --   1,575       --    1,575      --

Land Held for Sale:
 Riverside County, CA:
   Perris property 17.14 acres     --      3,005      --      405      --   3,410       --    3,410      --    N/A    11/07/88  N/A
    Provision for impairment
       of real estate (b)          --     (1,697)     --   (1,413)     --  (3,110)      --   (3,110)     --
   Lake Elsinore property 24.8
       acres                       --      4,495      --    1,483      --   5,978       --    5,978      --    N/A     7/06/88  N/A
    Provision for impairment
       of real estate (b)          --     (2,560)     --   (1,482)     --  (4,042)      --   (4,042)     --
   Temecula property  3.87
       acres                       --        712      --       81      --     793       --      793       --   N/A     6/01/92  N/A
    Provision for impairment
       of real estate (b)          --         --      --     (288)     --    (288)      --     (288)      --
                                ------     ------    ------ ------- ------  -----    ------  -------  ------
                                   --      3,955      --   (1,214)     --   2,741       --    2,741       --
                                 ------    ------  ------- -------  ------  -----    ------  -------  -------

                               $16,005   $11,753 $  4,344 $34,723  $   --  $8,634   $42,186 $50,820  $12,723
                               =======   ======= ======== =======  ======  ======   ======= =======  =======

(a)      The aggregate cost for federal income tax purposes is $ 69,378.
(b)      See Note 3 to Financial Statements.
(c)      Service Retail Centre,  Carnegie  Business Center I and  Promotional  Retail Center are collateral for the debt in the aggregate amount of $6,290.
(d)      TGI Friday's and Circuit City are collateral for the debt in the aggregate amount of $5,000.


                                                           Appendix B-41

                             RANCON REALTY FUND IV,
                        A CALIFORNIA LIMITED PARTNERSHIP


             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
                                 (in thousands)


Reconciliation of gross amount at which real estate was carried:

                                                      For the years ended
                                                          December 31,
                                        1998           1997          1996
                                        ----           ----          ----
Investment in real estate

  Balance at beginning of period    $   64,480     $   63,135      $ 56,216

     Additions during period:
         Purchases and improvements      2,834          4,030         7,166
         Capitalized carrying costs          -              -             -
     Provision for impairment of
         investments in real estate     (2,864)          (947)            -
     Retirements during period         (13,630)        (1,738)         (247)
                                       -------         ------          ----

  Balance at end of period          $   50,820     $   64,480      $ 63,135
                                    ==========     ==========      ========



Accumulated Depreciation

  Balance at beginning of period    $     14,666   $   13,077      $ 11,799

     Additions charged to expense          1,249        1,589         1,278
     Retirements during period            (3,192)          --            --
                                          ------     --------       --------

  Balance at end of period          $     12,723   $   14,666 (1)  $ 13,077
                                    ============   ==========      ========



     (1) Included in the accumulated depreciation balance at December 31, 1997 is $3,192 of accumulated depreciation of the Shadowridge Woodbend Apartment complex, which is classified as rental property held for sale in the accompanying consolidated balance sheet as of December 31, 1997.


                                 Appendix B-42

                                   APPENDIX C

                                    FORM 10-Q

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


             [ X ] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  For the quarterly period ended March 31, 1999

                                       OR
            [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Commission file number: 0-14207


                             RANCON REALTY FUND IV,
                        A CALIFORNIA LIMITED PARTNERSHIP
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                    California                            33-0016355
         -------------------------------              -------------------
         (State or other jurisdiction of                (I.R.S. Employer
         incorporation or organization)               Identification  No.)

      400 South El Camino Real, Suite 1100
              San Mateo, California                        94402-1708
      ------------------------------------                 ----------
              (Address of principal                        (Zip Code)
               executive offices)

                                 (650) 343-9300
                                 --------------
              (Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                 Yes X    No _____

         Total number of units outstanding as of March 31, 1999: 76,765



                                  Appendix C-1



PART I.   FINANCIAL INFORMATION

Item 1.   Financial Statements

                             RANCON REALTY FUND IV,
                        A CALIFORNIA LIMITED PARTNERSHIP

                           Consolidated Balance Sheets
                       (in thousands, except unit amounts)


                                                  March 31,         December 31,
                                                    1999                1998
                                                 (Unaudited)         (Audited)
                                                --------------      ------------
Assets
------
Investments in real estate:
Rental property, net of accumulated
  depreciation of $13,069 and $12,723
  at March 31, 1999 and December
  31, 1998, respectively                        $      33,651      $    33,781
Land held for development                               1,579            1,575
Land held for sale                                      2,441            2,741
                                                 ------------       -----------

    Total real estate investments                      37,671           38,097

Cash and cash equivalents                               4,365            4,297
Restricted cash                                           369              369
Deferred financing costs and other fees,
  net of accumulated amortization of $1,261
  and $1,195 at March 31, 1999 and December
  31, 1998, respectively                                1,412            1,312
Prepaid expenses and other assets                       1,435            1,434
                                                 ------------      -----------

    Total assets                                $      45,252      $    45,509
                                                =============      ===========

Liabilities and Partners' Equity (Deficit)
------------------------------------------
Liabilities:
     Notes payable                              $      15,965      $    16,005
     Accounts payable and other liabilities               845              929
                                                 ------------        ---------
       Total liabilities                               16,810           16,934
                                                 ------------        ---------

Commitments and contingent liabilities
   (see Note 4)                                           --                --

Partners' Equity (Deficit):
     General partners                                    (658)            (658)
     Limited partners, 76,765 and 76,767
     limited partnership units
     outstanding at March 31, 1999 and
     December 31, 1998, respectively                    29,100          29,233
                                                 -------------      ----------
       Total partners' equity                           28,442          28,575
                                                 -------------      ----------

        Total liabilities and partners' equity  $       45,252      $   45,509
                                                 -------------      ==========


                 See accompanying notes to financial statements.


                                  Appendix C-2


                             RANCON REALTY FUND IV,
                        A CALIFORNIA LIMITED PARTNERSHIP

                      Consolidated Statement of Operations
          (in thousands, except per unit amounts and units outstanding)



                                                     Three months ended
                                                          March 31,
                                               ---------------------------------
                                                    1999               1998
                                               ---------------     -------------

Revenues:
      Rental income                            $       1,623       $      1,910
      Interest and other income                           76                 10
                                               -------------       ------------
        Total revenues                                 1,699              1,920
                                               -------------       ------------

 Expenses:
      Operating                                          652                823
      Interest expense                                   374                508
      Depreciation and amortization                      389                347
      Loss on sales of real estate                         4                 11
      Expenses associated with
       undeveloped land                                  124                139
      General and administrative                         243                288
      Proposed dissolution costs                          45                 22
                                               -------------       ------------
        Total expenses                                 1,831              2,138
                                               -------------       ------------

 Net loss                                      $       (132)       $       (218)
                                               =============       =============

 Net loss per limited partnership unit         $      (1.72)       $     (2.83)
                                               =============       ============

 Weighted average number of limited
  partnership units outstanding during each
  period used to compute net loss per
  limited partnership unit                           76,766             76,940
                                               =============       ============














                 See accompanying notes to financial statements.


                                  Appendix C-3

                             RANCON REALTY FUND IV,
                        A CALIFORNIA LIMITED PARTNERSHIP

              Consolidated Statement of Partners' Equity (Deficit)
                    For the three months ended March 31, 1999
                                 (in thousands)



                                                General      Limited
                                                Partners      Partners   Total
                                               ---------   ----------- ---------

     Balance at December 31, 1998              $  (658)    $  29,233   $ 28,575

     Retirement of limited partnership units        --            (1)        (1)

     Net loss                                       --          (132)      (132)
                                                           ----------  --------

     Balance at March 31, 1999                 $  (658)    $  29,100   $ 28,442
                                               ========    =========   ========



















                 See accompanying notes to financial statements.

                                  Appendix C-4


                             RANCON REALTY FUND IV,
                        A CALIFORNIA LIMITED PARTNERSHIP

                      Consolidated Statements of Cash Flows
                                 (in thousands)


                                                       Three months ended
                                                           March 31,
                                                --------------------------------
                                                  1999                  1998
                                                -----------            ---------

Cash flows from operating activities:
     Net loss                                   $     (132)          $    (218)
     Adjustments to reconcile net loss
       to net cash provided by
       operating activities:
         Loss on sales of real estate                    4                  11
         Depreciation and amortization                 389                 347
         Amortization of loan fees,
            included in interest expense                23                  28
         Changes in certain assets
          and liabilities:
           Accounts and interest receivable             --                 (75)
           Deferred financing costs
            and other fees                            (166)                (71)
           Prepaid expenses and other assets            (1)                (51)
           Accounts payable and other
             liabilities                               (84)                263
           Interest payable                             --                  17
                                                ----------           ---------

           Net cash provided by
            operating activities                        33                 251
                                                ----------           ---------

Cash flows from investing activities:
     Net proceeds from sales of land                   296                 241
     Net additions to real estate investments         (220)               (174)
                                                -----------          ----------

          Net cash provided by investing
           activities                                   76                  67
                                                ----------           ---------

Cash flows from financing activities:
     Notes payable principal payments                  (40)                (63)
     Retirement of limited partnership units            (1)                (86)
                                                -----------          -----------

      Net cash used for financing activities           (41)               (149)
                                                -----------          -----------

Net increase in cash and cash equivalents               68                 169

Cash and cash equivalents at beginning
 of period                                           4,297                 788
                                                ----------           ---------

Cash and cash equivalents at end of period      $    4,365           $     957
                                                ==========           =========

Supplemental disclosure of cash
    flow information:
       Cash paid for interest                   $      352           $     463
                                                ==========           =========



                 See accompanying notes to financial statements.

                                  Appendix C-5

                             RANCON REALTY FUND IV,
                        A CALIFORNIA LIMITED PARTNERSHIP

                   Notes to Consolidated Financial Statements

                                 March 31, 1999
                                   (Unaudited)

Note 1.      THE PARTNERSHIP AND ITS SIGNIFICANT ACCOUNTING POLICIES

In the opinion of Rancon Financial Corporation ("RFC") and Daniel Lee Stephenson (the "Sponsors" or "General Partner") and Glenborough Corporation, the Partnership's asset and property manager ("Glenborough"), the accompanying unaudited financial statements contain all adjustments (consisting of only normal accruals) necessary to present fairly the financial position of Rancon Realty Fund IV, A California Limited Partnership (the "Partnership") as of March 31, 1999 and December 31, 1998, and the related statements of operations and cash flows for the three months ended March 31, 1999 and 1998.

Proposed Asset Sale and  Dissolution - The General  Partner  currently  plans to
------------------------------------
seek the Limited Partners' consent to sell all of the Partnership's remaining properties and liquidate the Partnership and has filed preliminary consent solicitation materials with the United States Securities and Exchange Commission (the "Commission") with the goal of mailing consent solicitation materials to the Limited Partners in the quarter ending June 30, 1999. Assuming a proposal to sell all of the Partnership's remaining properties and liquidate the Partnership is submitted to and approved by the Limited Partners, the General Partner currently intends to sell all of the Partnership's remaining properties in 1999, distribute the proceeds and liquidate the Partnership after all of the properties are sold and the cash proceeds thereof received, which the General Partner does not expect to occur prior to at least early 2000 (and potentially not until 2001) as some of the properties may be sold with the purchase price payable on an installment basis.

The Partnership has not, as of the date of the filing of this Quarterly Report on Form 10-Q with the Commission, entered into any agreement for the sale of its remaining properties. If the Limited Partners consent to the Partnership selling all of its remaining properties and then liquidating, the General Partner currently intends to offer the Partnership's remaining properties for sale by soliciting bids from various potential purchasers.

If a proposal for the sale of the Partnership's properties and liquidation of the Partnership is submitted to the Limited Partners, but not approved, the Partnership currently intends to continue to operate the properties and attempt to sell such properties in single or multiple sales and develop properties it believes are developable and would improve its return on investment.

Allocation  of Net Income and Net Loss - Allocation of net income and net losses
--------------------------------------
are made pursuant to the terms of the Partnership Agreement. Generally, net losses from operations are allocated 99% to the limited partners and 1% to the general partners until such time as a partner's capital account is reduced to zero. Additional losses will be allocated entirely to those partners with positive capital account balances until such balances are reduced to zero.

Net income from operations is allocated 90% to the limited partners and 10% to the general partners. Net income other than net income from operations shall be allocated as follows: (i) first, to the partners who have a deficit balance in their capital account, provided that, in no event shall the general partners be

                                  Appendix C-6
allocated more than 5% of the net income other than net income from operations until the earlier of sale or disposition of substantially all of the assets or the distribution of cash (other than cash from operations) equal to the Unitholder's original invested capital; (ii) second, to the limited partners in proportion to and to the extent of the amounts required to increase their capital accounts to an amount equal to the sum of the adjusted invested capital of their units plus an additional cumulative non-compounded 6% return per annum (plus additional amounts depending on the date Units were purchased); (iii) third, to the partners in the minimum amount required to first equalize their capital accounts in proportion to the number of units owned, and then, to bring the sum of the balances of the capital accounts of the limited partners and the general partners into the ratio of 4 to 1; and (iv) the balance, if any, 80% to the limited partners and 20% to the general partners. In no event shall the general partners be allocated less than 1% of the net income other than net income from operations for any period.

Management  Matters - Effective  January 1, 1995,  Glenborough  entered  into an
-------------------
agreement with the Partnership and other related Partnerships (collectively, the "Rancon Partnerships") to perform or contract on the Partnership's behalf, for financial, accounting, data processing, marketing, legal, investor relations, asset and development management and consulting services for the Partnership for a period of ten years or until the liquidation of the Partnership, whichever comes first. Effective January 1, 1998, the agreement was amended to eliminate Glenborough's responsibility for providing investor relations services and Preferred Partnership Services, Inc., a California Corporation unaffiliated with the Partnership, contracted to assume these services. In August 1998, the management agreement was further amended to provide Glenborough with a guarantee of a specified amount of asset management and property management fees through December 31, 1999, regardless of whether the Partnership sells any or all of its properties prior to such date. In exchange, Glenborough waived any and all claims related to liquidated damages under the agreement to which it may have otherwise been entitled. According to the contract, the Partnership will pay Glenborough for its services as follows: (i) a specified asset administration fee which is fixed for five years subject to reduction in the year following the sale of assets ($597,000 in 1999); (ii) sales fees of 2% for improved properties and 4% for land; (iii) a refinancing fee of 1% and (iv) a management fee of 5% of gross rental receipts. As part of this agreement, Glenborough will perform certain duties for the General Partner of the Rancon Partnerships. RFC agreed to cooperate with Glenborough, should Glenborough attempt to obtain a majority vote of the limited partners to substitute itself as the Sponsor for the Rancon Partnerships. Glenborough is not an affiliate of RFC or the Partnership.

Basis of Accounting - The accompanying  financial  statements have been prepared
-------------------
on the accrual basis of accounting in accordance with generally accepted accounting principles under the presumption that the Partnership will continue as a going concern.

The consent of the partners to a proposal to sell all of the Partnership's remaining properties and liquidate the Partnership will not impact the accounting treatment applied by the Partnership in its financial statements prepared in accordance with generally accepted accounting principles as the

                                  Appendix C-7
liquidation proceeds and the timing thereof are not currently estimable. The Partnership will classify as "held for use" or "held for development", all of its operating and undeveloped properties until such time as an acceptable buyer is identified and an offer which is reasonably assured of consummation is obtained. At that time, the Partnership will reclassify the appropriate portions of its assets to "held for sale" and depreciation of those assets will be discontinued.

When the sale price and timing of the last property disposal is reasonably determinable, the Partnership will adopt liquidation basis accounting in that quarter. At that time, all assets and liabilities will be adjusted to their settlement amounts and an amount to be distributed to the partners upon liquidation will be estimated.

Consolidation - In April 1996, the Partnership formed Rancon Realty Fund IV Tri-City Limited Partnership, a Delaware limited partnership ("RRF IV Tri-City"). As required by the lender (Bear, Stearns Funding, Inc.) of a $6,400,000 loan obtained by the Partnership in 1996, the Partnership contributed three of its operating properties to RRF IV Tri-City to provide a bankruptcy remote borrower for the lender. The loan, secured by the properties in RRF IV Tri-City, has a principal balance of $6,268,000 at March 31, 1999, and matures on May 1, 2006 with an 8.744% fixed interest rate and a 25-year amortization of principal. The limited partner of RRF IV Tri-City is the Partnership and the general partner is Rancon Realty Fund IV, Inc. ("RRF IV, Inc."), a corporation wholly owned by the Partnership. Since the Partnership owns 100% of RRF IV, Inc. and indirectly owns 100% of RRF IV Tri-City, the Partnership considers all assets owned by RRF IV, Inc. and RRF IV Tri-City to be owned by the Partnership.

Reclassifications  - Certain  prior  year  balances  have been  reclassified  to
-----------------
conform with the current year presentation.

Note 2.      REFERENCE TO 1998 AUDITED FINANCIAL STATEMENTS
             ----------------------------------------------

These unaudited financial statements should be read in conjunction with the Notes to Financial Statements included in the December 31, 1998 audited consolidated financial statements.

Note 3.      SALE OF REAL ESTATE
             -------------------

On January 15, 1999, the Partnership sold approximately 17 acres of land located in Perris, Riverside County, California to an unaffiliated entity for $334,800. The Partnership recognized a $4,000 loss on the sale and the net proceeds of approximately $296,000 were added to the Partnership's operating cash reserves.


                                  Appendix C-8

Note 4.      COMMITMENTS AND CONTINGENT LIABILITIES
             --------------------------------------

The Partnership is contingently liable for subordinated real estate commissions payable to the Sponsors in the aggregate amount of $643,000 at March 31, 1999 for sales that transpired in previous years. The subordinated real estate commissions are payable only after the Limited Partners have received distributions equal to their original invested capital plus a cumulative non-compounded return of six percent per annum on their adjusted invested capital. Since the circumstances under which these commissions would be payable are limited, the liability has not been recognized in the accompanying financial statements; however, the amount will be recorded when and if it becomes payable.

The Partnership is also contingently liable for a subordinated note payable in connection with the land in Temecula, California, that the Partnership reacquired in June 1992 through a deed in lieu of foreclosure in satisfaction of a $2,276,000 note receivable. The subordinated note payable and accrued interest total $566,000 as of March 31, 1999. This amount is payable upon the sale of the property only after the Partnership receives the full amount of the prior note receivable with accrued and unpaid interest, costs of development, costs of sale, and other amounts paid to obtain good title to the property, subject to certain release provisions. Since the circumstances under which this liability would be payable are limited, the note payable and accrued interest have not been recorded in the accompanying financial statements; however, the amount will be recognized prior to recording any gain on the sale of the related land.







                                  Appendix C-9

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

LIQUIDITY AND CAPITAL RESOURCES
-------------------------------

At March 31, 1999, the Partnership had cash of $4,365,000 (exclusive of $369,000 in restricted cash). The remainder of the Partnership's assets consist primarily of its net investments in real estate, totaling approximately $37,671,000 at March 31, 1999, which includes $33,651,000 in rental properties, $1,579,000 of land held for development and $2,441,000 of land held for sale.

The Partnership's business strategy has been to focus on the eventual disposition of its assets at the optimal time and sales price. As discussed in
Note 1 of Item 1, the General Partner currently plans to seek the Limited Partners' consent to sell all of the Partnership's remaining properties and liquidate the Partnership and has filed preliminary consent solicitation materials with the United States Securities and Exchange Commission (the "Commission") with the goal of mailing consent solicitation materials to the Limited Partners in the quarter ending June 30, 1999. Assuming a proposal to sell all of the Partnership's remaining properties and liquidate the Partnership is submitted to and approved by the Limited Partners, the General Partner currently intends to sell all of the Partnership's remaining properties in 1999, distribute the proceeds and liquidate the Partnership after all of the properties are sold and the cash proceeds thereof received, which the General Partner does not expect to occur prior to at least early 2000 (and potentially not until 2001) as some of the properties may be sold with the purchase price payable on an installment basis.

The Partnership has not, as of the date of the filing of this Quarterly Report on Form 10-Q with the Commission, entered into any agreement for the sale of its remaining properties. If the Limited Partners consent to the Partnership selling all of its remaining properties and then liquidating, the General Partner currently intends to offer the Partnership's remaining properties for sale by soliciting bids from various potential purchasers.

If a proposal for the sale of the Partnership's properties and liquidation of the Partnership is submitted to the Limited Partners, but not approved, the Partnership currently intends to continue to operate the properties and attempt to sell such properties in single or multiple sales and develop properties it believes are developable and would improve its return on investment.

The discussion above contains forward-looking statements regarding the Partnership's plans, goals and expectations, including statements regarding the Partnership's estimate of the timing of the sale of the Partnership's remaining properties, the distribution of proceeds and the liquidation of the Partnership. Forward-looking statements are necessarily speculative, there being certain risks and uncertainties that could cause actual events or results to differ materially from those referred to in the forward-looking statements. The General Partners' current plans are subject to change, including in the event of changes in general business and economic conditions as well as changes in the local real estate markets where the Partnership's properties are located. There can be no assurance that regulatory approval will be obtained, if and when consent solicitation materials will be mailed to Limited Partners, that a proposal for the sale of all of the Partnership's remaining properties and liquidation of the Partnership will be approved, or if and when the properties will be sold, the proceeds distributed and the Partnership liquidated. The timing of any sale of the Partnership's remaining properties, the distribution of proceeds, and the liquidation of the Partnership are subject to various and significant

                                 Appendix C-10
uncertainties, many of which are beyond the Partnership's control and which could delay any sale of the Partnership's remaining properties, liquidation of the Partnership, and distribution of proceeds significantly beyond the time periods estimated above. Among such uncertainties are the date when any consent solicitation materials are mailed to the Limited Partners, the date when consent of the Limited Partners is obtained (assuming it is obtained), the demand for the Partnership's properties by potential purchasers, the availability of capital for potential purchasers, the actual dates when properties are sold, and the duration of any installment sales of any of the properties.

Operationally, the Partnership's primary source of funds consist of cash provided by its rental activities. Other sources of funds may include permanent financing, property sales, interest income from certificates of deposit, and other deposits of funds invested temporarily. Cash generated from property sales are generally added to the Partnership's cash reserves, pending use in the development of properties, or are distributed to the partners.

The majority of the Partnership's assets are located in the Tri-City Corporate Centre, in San Bernardino, California. Tri-City is in the heart of the Inland Empire, a submarket of Southern California and is the most densely populated area of San Bernardino and Riverside counties. The Partnership's Tri City "Class A" office buildings such as One Vanderbilt and Two Vanderbilt experienced strong leasing activity over the past two quarters. Tri City's retail space continued to experience strong leasing activity during the first quarter ended March 31, 1999 even though the retail sector in general has been adversely affected by the presence of outlet retailers. The market for industrial space appears to be improving due to the demand for space for both warehouse and distribution facilities. Management currently believes that the overall real estate market in the Inland Empire remains strong through 1999, with conditions beyond such time being less predictable.


Tri-City
--------

The Partnership currently owns the following ten properties in Tri-City Corporate Center:

Property                                    Type                   Square Feet
----------------------------  ----------------------------------   -----------

One Vanderbilt                Four story office building              73,730
Two Vanderbilt                Four story office building              69,046
Carnegie Business Center I    Two R & D buildings                     62,539
Service Retail Center         Two retail buildings                    20,780
Promotional Retail Center     Four strip center retail buildings      66,265
Inland Regional Center        Two story office building               81,079
TGI Friday's                  Restaurant                               9,386
Circuit City                  Retail building                         39,123
Office Max                    Retail building                         23,500
Mimi's Cafe                   Restaurant                               6,455

The Partnership also owns approximately 23 acres of unimproved land in the Tri-City area.

Lake Elsinore Property

The Partnership owns approximately 24.8 acres of undeveloped, commercially zoned land in Lake Elsinore, Riverside County, California. The Lake Elsinore property is reflected as land held for sale in the accompanying consolidated balance sheets.

                                 Appendix C-11

Perris
------

On January 15, 1999, the Partnership sold approximately 17 acres of land located in Perris, Riverside County, California, to an unaffiliated third party for $334,800. The Partnership realized a $4,000 loss on the sale and $296,000 of net sales proceeds, which were added to cash reserves.

Temecula Property
-----------------

The Partnership owns two parcels of undeveloped, commercially zoned land in Temecula, Riverside County, California (referred to as Rancon Towne Village), and is reflected as land held for sale in the accompanying consolidated balance sheets.

General Matters
---------------

The $300,000 or 11% decrease in land held for sale at March 31, 1999 compared to December 31, 1998 was due to the sale of the Perris property.

The $100,000 or 8% increase in deferred financing costs and other fees at March 31, 1999 compared to December 31, 1998 is due to the payment of lease commissions relating to new tenants at One Vanderbilt and the new leases for Office Max and Mimi's Cafe.

Management believes that the Partnership's cash balance at March 31, 1999 together with the cash from operations, sales and financing, will be sufficient to finance the Partnership's and the properties' continued operations and development plans, on a short- term basis and for the reasonably foreseeable future. There can be no assurance that the Partnership's results of operations will not fluctuate in the future and at times affect its ability to meet its operating requirements.

Aside from the foregoing and the current plan to potentially sell all of the Partnership's remaining properties and liquidate the Partnership, the Partnership knows of no demands, commitments, events or uncertainties, which might effect its liquidity or capital resources in any material respect. In addition, the Partnership is not subject to any covenants pursuant to its secured debt that would constrain its ability to obtain additional capital.

Results of Operations
---------------------

Revenues

Rental income decreased $287,000 or 15% for the three months ended March 31, 1999 compared to the three months ended March 31, 1998, primarily as a result of: (i) the loss of rental income due to the June 1998 sale of Shadowridge Woodbend Apartments ("Shadowridge"); and (ii) the decrease in occupancy at Service Retail Center. This decrease in rental revenue was partially offset by the commencement of operations of Office Max and Mimi's Cafe and the increased occupancy at One Vanderbilt, Two Vanderbilt and Carnegie Business Center I.

                                 Appendix C-12

Occupancy rates at the Partnership's Tri-City properties as of March 31, 1999 and 1998 were as follows:

                                                        March 31,
                                           ------------------------------------
                                                1999                1998
                                           ---------------     ----------------

     One Vanderbilt                              91%                 75%
     Two Vanderbilt                             100%                 93%
     Service Retail Center                       84%                100%
     Carnegie Business Center I                  78%                 69%
     Promotional Retail Center                  100%                100%
     Inland Regional Center                     100%                100%
     TGI Friday's                               100%                100%
     Circuit City                               100%                100%
     Office Max (commenced October 1998)        100%                 N/A
     Mimi's Cafe (commenced January 1999)       100%                 N/A

As of March 31, 1999, tenants at the Tri-City occupying substantial portions of leased rental space included: (i) Inland Empire Health Plan with a lease through March 2002; (ii) CompUSA with a lease through August 2003; (iii) ITT Educational Services with a lease which expires in December 2004; (iv) PetsMart with a lease through January 2009; (v) Inland Regional Center with a lease through July 2009;
(vi) Circuit City with a lease through January 2018; and (vii) Office Max with a lease through October 2013. These seven tenants, in the aggregate, occupied approximately 269,000 square feet of the 452,000 total leasable square feet at Tri-City and accounted for approximately 57% of the total rental income of the Partnership during the first quarter of 1999.

The sixteen percentage point increase in occupancy from March 31, 1998 to March 31, 1999 at One Vanderbilt is attributed to the expansion of the leased space of two existing tenants.

The seven percentage point increase in occupancy from March 31, 1998 to March 31, 1999 at Two Vanderbilt is attributed to the expansion of the leased space of an existing tenant.

The sixteen percentage point decrease in occupancy from March 31, 1998 to March 31, 1999 at Service Retail Center is a result of three tenants, occupying 3,314 square feet of space in the aggregate, vacating their space upon their respective lease terminations. Management has executed a lease expansion for 1,103 square feet, with construction to commence in May 1999. Management is currently negotiating lease terms with a prospective tenant for approximately 1,100 square feet of space, and has been marketing other vacant space to potential tenants.

The nine percentage point increase in occupancy from March 31, 1998 to March 31, 1999 at Carnegie Business Center is attributed to leasing of 5,730 square feet of space to three new tenants.

The  construction  of Office Max and Mimi's  Cafe,  23,500 and 6,455 square feet
build-to-suit   retail  buildings,   were  completed  during  1998,  with  lease
commencements in October, 1998 and January, 1999, respectively.


                                 Appendix C-13

Interest income increased $66,000 for the three months ended March 31, 1999 compared to the three months ended March 31, 1998 as a result of the increase in cash reserves resulting from the sale of Shadowridge.

Expenses
--------

Operating expenses decreased $171,000 or 21% for the three months ended March 31, 1999, compared to the three months ended March 31, 1998 primarily due to the sale of Shadowridge. This increase is partially offset by an increase in property operating expenses attributable to the commencement of operations of Office Max and Mimi's Cafe.

Interest expense decreased $134,000 or 26% for the three months ended March 31, 1999 compared to the three months ended March 31, 1998 due to the payoff of the $5,800,000, 7.95% fixed rate loan secured by Shadowridge.

Depreciation and amortization increased $42,000 or 12% for the three months ended March 31, 1999 compared to the three months ended March 31, 1998 due primarily to the commencement of operations of Office Max and Mimi's Cafe and depreciation of additions to rental properties.

The loss on sale of real estate of $4,000 for the three months ended March 31, 1999 resulted from the sale of Perris property. The loss on sale of real estate of $11,000 for the three months ended March 31, 1998 resulted from the sale of a Rancon Towne Village parcel.

Expenses associated with undeveloped land decreased $15,000 or 11% for the three months ended March 31, 1999 compared to the three months ended March 31, 1998 due to: (i) the reduction of property taxes as a result of the sale of the Perris property in January 1999; and (ii) the reduction of expenses upon completion of construction of Office Max and Mimi's Cafe during the last quarter of 1998.

General and administrative expenses decreased $45,000 or 16% for the three months ended March 31, 1999 compared to the three months ended March 31, 1998 primarily due to a decrease in asset management fees resulting from the 1998 sale of Shadowridge.

The proposed dissolution costs of $45,000 and $22,000 for the three months ended March 31, 1999 and 1998, respectively, represent charges for work performed and expenses incurred while exploring the possibilities of having the Partnership sell of all of its properties and then liquidate, and preparation of preliminary proxy materials in the quarter ended March 31, 1999. See Item 1 of Part I for further details.

Year 2000 Compliance

State of Readiness. Glenborough Corporation ("Glenborough"), the Partnership's asset and property manager, utilizes a number of computer software programs and operating systems. These programs and systems primarily comprise information technology systems ("IT Systems") (i.e., software programs and computer operating systems) that serve the management operations. Although the Partnership does not utilize any significant IT Systems of its own, it does utilize embedded systems such as devices used to control, monitor or assist the operation of equipment and machinery systems (e.g., HVAC, fire safety and security) at its properties ("Property Systems"). To the extent that software

                                 Appendix C-14
applications contain a source code that is unable to appropriately interpret the upcoming calendar year "2000" and beyond, some level of modification or replacement of these IT Systems and Property Systems will be necessary.

IT Systems. Employing a team made up of internal personnel and third-party consultants, Glenborough has completed an identification of IT Systems, including hardware components that are not yet Year 2000 compliant. To the best of Glenborough's knowledge based on available information and a reasonable level of inquiry and investigation, such upgrading as appears to be called for under the circumstances has been completed in accordance with prevailing industry practice. Glenborough has commenced a testing program which will be completed during 1999. In addition, the Partnership is currently communicating with third parties with whom it does significant business, such as financial institutions, tenants and vendors, to determine their readiness for Year 2000 compliance.

Property Systems. An identification of Property Systems, including hardware components, that are not yet Year 2000 compliant, has also been completed. Upgrading of such systems as appears to be called for under the circumstances based on available information and a reasonable level of inquiry and investigation, and in accordance with prevailing industry practice has commenced. Upon completion of such upgrading, a testing program will be initiated and completed during 1999. To the best of Glenborough's knowledge, the Partnership has no Property Systems, the failure of which would have a material effect on its operations.

Costs of Addressing Year 2000 issues. Given the information known at this time about systems that are non-compliant, coupled with ongoing, normal course-of business efforts to upgrade or replace critical systems, as necessary, the Partnership does not expect Year 2000 compliance costs to have a material adverse impact on its liquidity or ongoing results of operations. The costs of assessment and remediation of the Property Systems will be paid by the Partnership as an operating expense.

Risks of Year 2000 issues. In light of the assessment and upgrading efforts to date, and assuming completion of the planned, normal course-of-business upgrades and subsequent testing, the Partnership believes that any residual Year 2000 risk will be limited to non-critical business applications and support hardware, and to short-term interruptions affecting Property Systems which, if they occur at all, will not be material to overall operations. Glenborough and the Partnership believe that all IT Systems and Property Systems will be Year 2000 compliant and that compliance will not materially adversely affect its future liquidity or results of operations or its ability to service debt. However, absolute assurance that this is the case cannot be given.

Contingency Plans. The Partnership is currently developing a contingency plan for all operations which will address the most reasonably likely worst case scenario regarding Year 2000 compliance. Such a plan, however, will recognize material limitations on the ability to respond to major regional or industrial failures such as power outages or communications breakdowns. Management expects such a contingency plan to be completed during 1999.

                                 Appendix C-15

Part II.          OTHER INFORMATION


Item 1.           Legal Proceedings

                  None.

Item 2.           Changes in Securities and Use of Proceeds

                  Not applicable.

Item 3.           Defaults Upon Senior Securities

                  Not applicable.

Item 4.           Submission of Matters to a Vote of Security Holders

                  None.

Item 5.           Other Information

                  None.

Item 6.           Exhibits and Reports on Form 8-K

                  (a)  Exhibits:

                  (27)  Financial Data Schedule

                  (b) Reports on Form 8-K:

                  On March 31, 1999, the Partnership filed Amendment No. 1 on Form 8-K/A relating to its Current Report on Form 8-K dated July 6, 1998 and filed with the Commission on July 9, 1998 relating to the sale of the Shadowridge Woodbend Apartments. The Form 8-K/A:(i)amends Item 7 of the Form 8-K to incorporate notes to the pro forma financial statements contained in the Form 8-K and amend certain pro forma adjustments; and (ii) restates Items 2 and 7 of the Form 8-K in their entirety.



                                 Appendix C-16

                                   SIGNATURES


Pursuant to the requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             RANCON REALTY FUND IV,
                             a California limited partnership

                             By         Rancon Financial Corporation
                                        a California corporation,
                                        its General Partner



Date:    May  12, 1999                  By:     /s/  DANIEL L. STEPHENSON
                                               --------------------------
                                              Daniel L. Stephenson, President

Date:    May 12, 1999`       By:                /s/  DANIEL L. STEPHENSON
                                       -------------------------------------
                                       Daniel L. Stephenson, General Partner








                                 Appendix C-17

                              RANCON REALTY FUND IV,
                        a California Limited Partnership

           CONSENT FORM REGARDING SALE OF ALL OR SUBSTANTIALLY ALL OF
      THE PROPERTIES OF THE PARTNERSHIP AND DISSOLUTION OF THE PARTNERSHIP

         The undersigned, a holder of units of limited partnership interests ("Units") (as set forth on the reverse side hereof) in Rancon Realty Fund IV, a California limited partnership (the "Partnership"), hereby


        ______      CONSENTS
        ______      DOES NOT CONSENT
        ______      ABSTAINS

to the sale of all or substantially all of the properties of the Partnership (the "Asset Sale") and dissolution of the Partnership (the "Dissolution"), all in the manner and, with respect to the Dissolution, at the time as described in the Partnership's Consent Solicitation Statement dated July 6, 1999 (the "Solicitation Statement"). The Units represented by this Consent will be voted in accordance with the election specified by the holder named below. If no election is specified, any otherwise properly completed and signed Consent Form will be deemed to be a consent to the Asset Sale and Dissolution. By execution hereof, the undersigned acknowledges receipt of the Solicitation Statement.

                 (continued and to be executed on reverse side)

                              RANCON REALTY FUND IV,
                        a California Limited Partnership

         This Consent is solicited by the General Partner on behalf of the Partnership. The Partnership reserves the right to waive any conditions to, or modify the terms of, the Solicitation (as defined in the Solicitation Statement). A Consent Form given, if effective, will be binding upon the holder of the Units who gives such Consent Form and upon any subsequent transferees of such Units, subject only to revocation by the delivery of a written notice of revocation by the Unitholder, executed and filed in the manner and within the time period described in the Solicitation Statement. In order to count, this Consent Form must be received by the Partnership prior to 5:00 P.M., Pacific Time, on August 25, 1999. This fully completed and executed Consent Form should be sent by mail in the self-addressed, postage-paid envelope enclosed for that purpose, or by overnight courier, or by facsimile, to the Partnership's Soliciting Agent, Preferred Partnership Services, Inc., as follows:

                      PREFERRED PARTNERSHIP SERVICES, INC.
  39560 Stevenson Place, #112                 Facsimile Number: 510-713-0366
Fremont, California 94539-3074  Telephone Number: 1-888-909-7774 or 510-713-0241

Please sign your name below exactly in the same manner as the name(s) in which ownership of the Units is registered. When Units are held by two or more joint holders, all such holders should sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                                Date:___________________ , 1999


                            ________________________ Signature


                            ________________________ Signature if held jointly